          As filed with the Securities and Exchange Commission on April 24, 1996
                                                                FILE NO. 33-7734
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 13

                                      TO

                                   FORM S-6
                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2
                                ---------------

A.  Exact name of trust:
                           CHUBB SEPARATE ACCOUNT A
               (FORMERLY THE CHUBB/VOLUNTEER SEPARATE ACCOUNT A)
B.  Name of depositor:
                    CHUBB LIFE INSURANCE COMPANY OF AMERICA
             (FORMERLY THE VOLUNTEER STATE LIFE INSURANCE COMPANY)
C.  Complete address of depositor's principal executive offices:
                               One Granite Place
                               Concord, NH 03301
D.  Name and complete address of agent for service:
                              Ronald R. Angarella
                                   President
                         Chubb Securities Corporation
                               One Granite Place
                               Concord, NH 03301
                                  Copies to:
         Charlene Grant, Esq.                        Joan E. Boros, Esq.
Chubb Life Insurance Company of America             Katten Muchin & Zavis
           One Granite Place                  1025 Thomas Jefferson Street, N.W.
           Concord, NH 03301                       East Lobby, Suite 700
                                                   Washington, D.C. 20007
                                ---------------
    It is proposed that this filing will become effective (check appropriate box)
          [_] immediately upon filing pursuant to paragraph (b)
          [X] on May 1, 1997 pursuant to paragraph (b)
          [_] 60 days after filing pursuant to paragraph (a)(i)
          [_] on (date) pursuant to paragraph (a)(i) of rule (485)
          [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
E.  Title and amount of Securities being registered:
          Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.
F. Proposed maximum aggregate offering prices to the public of the securities being registered:
          Registration of Indefinite Amount of Securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

G.  Amount of filing Fee:
          An indefinite amount of the Registrant's securities has been registered pursuant to a declaration, under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 2-94478. Registrant filed a Rule 24f-2 Notice for the fiscal year ending December 31, 1996 on February 27, 1997.
H.  Approximate date of proposed public offering:
    As soon as practicable after the effective date.
    Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                                  ENSEMBLE II
                           CHUBB SEPARATE ACCOUNT A

          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA
                               ONE GRANITE PLACE
                         CONCORD, NEW HAMPSHIRE 03301
                                (603) 226-5000
 The Flexible Premium Variable Life Insurance Policy ("Policy") currently offered by Chubb Life Insurance Company of America ("Chubb Life") and described in this Prospectus is designed to provide a policyowner with both lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. Although each Policy contains a schedule of intended premium payments ("Planned Periodic Premiums"), and an intended frequency of premium payments ("Premium Frequency"), a policyowner may, subject to certain restrictions, vary the frequency and amount of the premium payments and increase or decrease the level of life insurance benefits payable under the Policy. This flexibility allows a policyowner to provide for changing insurance needs within the framework of a single insurance policy. Unlike traditional lifetime insurance protection, the policyowner participates in the investment experience of Chubb Separate Account A ("Separate Account A"). Accumulation value under the Policy will increase with positive investment experience and decrease with negative investment experience. Accumulation value in Separate Account A is not guaranteed and could decline to zero.
 The Policy provides for a death benefit payable at the Insured's death. If net premiums are allocated to Separate Account A, the amount of the death benefit may reflect the investment experience of the chosen division of Separate Account A, as well as the frequency and amount of premiums, any withdrawals of cash value ("withdrawal"), and the charges assessed in connection with the Policy. As long as the Policy remains in force, the death benefit will not be less than the current Specified Amount of the Policy, reduced by any outstanding indebtedness and any due and unpaid charges. The minimum initial Specified Amount of a Policy is $25,000. The Specified Amount may not be reduced to less than $25,000, except when required by a withdrawal. The Specified Amount may not be reduced to less than $10,000 after a withdrawal.
 The Policy provides two death benefit options which may be chosen by the policyowner. Under Option I, the death benefit payable under the Policy is equal to the greater of (i) the Specified Amount or (ii) the Policy's accumulation value on the date of death multiplied by the "corridor percentage". The corridor percentage is a tax law concept pertaining to the relationship between accumulation value and death benefit, based on the Insured's attained age. Under Option II, the death benefit equals the Specified Amount plus the accumulation value of the Policy on the date of death, but not less than the Policy's accumulation value multiplied by the corridor percentage. The policyowner may, subject to certain restrictions, change from one death benefit option to the other after the Policy has been issued.
 The initial premium payment must be sufficient to keep the Policy in force for at least three months. No premium payment may be less than $25. The total of all premiums paid may never exceed the current maximum premium limitations set forth in the Internal Revenue Code of 1986 (the "Code"). The limitation on total premiums paid is imposed in order to comply with present requirements for the definition of life insurance to obtain favorable federal income tax treatment of the Policy and its death benefit.
 The Policy will remain in force so long as cash value exceeds indebtedness and cash value less indebtedness is sufficient to pay certain monthly charges imposed in connection with the Policy. The cash value equals the accumulation value less any surrender charge. Accumulation value in Separate Account A will reflect the investment experience of the chosen divisions of Separate Account A, the amount and frequency of premium payments, any withdrawals, and charges imposed in connection with the Policy. Adherence to the schedule of Planned Periodic Premiums will not assure the Policy will remain in force. The policyowner bears the entire investment risk for all amounts allocated to Separate Account A; no minimum accumulation value is guaranteed and the accumulation value could decline to zero. So long as cash value exceeds indebtedness and subject to certain conditions described in this Prospectus, a policyowner may obtain policy loans at any time after the first policy anniversary and may make withdrawals at any time. Both withdrawals and policy loans must be made prior to the Policy's maturity date.
 The policyowner may allocate net premiums to one or more of the divisions of Separate Account A or to Chubb Life's General Account on the allocation date. Each division of Separate Account A will invest solely in a corresponding portfolio (a "Portfolio") of Chubb America Fund, Inc., Templeton Variable Products Series Fund, Fidelity Variable Insurance Products Fund or Fidelity Variable Insurance Products Fund II (collectively, the "Funds"). Prior to the allocation date the net premiums paid will be deposited in Chubb Life's General Account. There is a period during which the policyowner may cancel the Policy. If the policyowner elects during this "free look" period to cancel the Policy, Chubb Life will reimburse, within seven days from the date the Policy is surrendered to Chubb Life, the full amount of premium paid. The accompanying Prospectuses for the Funds and the Statements of Additional Information, available on request, describe the investment objectives and risks of the thirteen Portfolios.
 Prospective purchasers of this Policy are advised that replacement of existing insurance coverage may not be financially advantageous and should consult with their financial advisers with respect to the Policy. It may also not be advantageous to purchase this Policy if the prospective purchaser already owns a flexible premium variable life insurance policy.
 This Prospectus generally describes only the portion of the Policy involving Separate Account A. For a brief summary of Chubb Life's General Account, see "THE GENERAL ACCOUNT."

                THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR
                PRECEDED BY A CURRENT PROSPECTUS FOR THE FUNDS

    THESE  SECURITIES  HAVE NOT  BEEN APPROVED  OR DISAPPROVED  BY  THE
     SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES
      DIVISION,  NOR  HAS  THE  COMMISSION OR  ANY  STATE  SECURITIES
       DIVISION,  PASSED  UPON  THE  ACCURACY OR  ADEQUACY  OF  THIS
        PROSPECTUS.  ANY  REPRESENTATION  TO   THE  CONTRARY  IS  A
         CRIMINAL OFFENSE.

   PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                THE DATE OF THIS PROSPECTUS IS MAY 1, 1997

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
DEFINITIONS..........................................................  3
SUMMARY..............................................................  4
CHUBB LIFE INSURANCE COMPANY OF AMERICA..............................  9
CHUBB SEPARATE ACCOUNT A.............................................  9
THE FUNDS............................................................  9
THE POLICY...........................................................  13
  General............................................................  13
  Payment of Premiums................................................  13
  Premium Limitations................................................  13
  Allocation of Premiums.............................................  13
  Transfers..........................................................  14
  Telephone Transfers, Loans and
   Reallocations.....................................................  15
  Policy Lapse.......................................................  16
  Reinstatement......................................................  16
  Policy "Free Look".................................................  16
CHARGES AND DEDUCTIONS...............................................  16
  Premium Charges....................................................  16
  Monthly Deduction..................................................  16
  Risk Charge........................................................  17
  Surrender Charge...................................................  17
  Administrative Fees................................................  19
  Other Charges......................................................  19
POLICY BENEFITS AND RIGHTS...........................................  19
  Death Benefits.....................................................  19
  Guaranteed Death Benefit...........................................  20
  Combined Requests..................................................  20
  Maturity of the Policy.............................................  20
  Optional Insurance Benefits........................................  20
  Settlement Options.................................................  21
CALCULATION OF ACCUMULATION VALUE....................................  22
  Unit Values........................................................  23
  Net Investment Factor..............................................  23
CASH VALUE BENEFITS..................................................  23
  Surrender Privileges...............................................  24
  Policy Loans.......................................................  24

                                                                         PAGE
                                                                         ----
OTHER MATTERS........................................................     26
  Voting Rights......................................................     26
  Additions, Deletions or Substitutions of Investments...............     26
  Annual Summary.....................................................     26
  Confirmation.......................................................     26
  Limitation on Right to Contest.....................................     27
  Misstatements......................................................     27
  Suicide............................................................     27
  Beneficiaries......................................................     27
  Postponement of Payments...........................................     27
  Assignment.........................................................     27
  Illustration of Benefits and Values................................     27
  Non-Participating Policy...........................................     28
THE GENERAL ACCOUNT..................................................     28
  General Description................................................     28
  The Policy.........................................................     28
  General Account Benefits...........................................     28
  General Account Accumulation Value.................................     28
  Determination of Charges...........................................     29
  Premium Deposit Fund...............................................     29
DISTRIBUTION OF THE POLICY...........................................     29
  Group or Sponsored Arrangements....................................     30
MANAGEMENT OF CHUBB LIFE.............................................     31
  Executive Officers and Directors of Chubb Life.....................     31
STATE REGULATION OF CHUBB LIFE.......................................     33
FEDERAL TAX MATTERS..................................................     33
  Tax Considerations.................................................     33
  Policy Proceeds....................................................     33
  Charge for Chubb Life Income Taxes.................................     35
EMPLOYEE BENEFIT PLANS...............................................     36
LEGAL PROCEEDINGS....................................................     36
EXPERTS..............................................................     36
REGISTRATION STATEMENT...............................................     36
FINANCIAL STATEMENTS.................................................     36
ILLUSTRATIONS........................................................ Appendix A

 THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. CHUBB LIFE DOES NOT AUTHORIZE ANY IN-FORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPEC-TUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUSES OF THE FUNDS OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

                                  DEFINITIONS
 In addition to the capitalized terms which are defined elsewhere in this Prospectus, the following words and phrases shall have the indicated meanings:

 Accumulation value--The total amount that a Policy provides for investment at any time plus the amount held as collateral for policy debt.

 Age--The Insured's age at his nearest birthday.

 Allocation date--The date when the initial premium is placed in divisions of Separate Account A and the General Account in accordance with the policyowner's allocation instructions in the application. The allocation date is 25 days from the date Chubb Life mails the Policy to the agent for delivery to the policyowner. However, if the insured is in a substandard risk class, the Allocation Date will be the date of receipt by Chubb Life of all items necessary under its administrative and underwriting procedures to release the Policy to active status in its processing system.

 Attained Age--The age of the Insured at the last policy anniversary.

 Beneficiary--The beneficiary designated by the policyowner in the application. If changed, the beneficiary is as shown in the latest change filed with Chubb Life. If no beneficiary survives the Insured, the policyowner or the policyowner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee.

 Cash value--The accumulation value less the surrender charge. This amount less the amount of policy debt is payable to the policyowner on the earlier of surrender of the Policy or the maturity date.

 Date of Receipt--Any business day of Chubb Life, prior to 4:00 P.M. New York City time, on which a notice or premium payment is received at Chubb Life's service center or home office.

 Death benefit--The amount, less the amount of policy debt, which is payable to the beneficiary under the Policy upon the death of the Insured.

 Division--A division of Separate Account A which invests exclusively in the shares of a specified Portfolio of the Funds.

 Ensemble II--The name of the Flexible Premium Variable Life Insurance Policy described in this Prospectus.

 Funds--Chubb America Fund, Inc., Templeton Variable Products Series Fund, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II, series mutual funds.

 General Account--The assets of Chubb Life other than those allocated to Separate Account A or any other separate account.

 Insured--The person upon whose life the Policy is issued.

 Issue Age--The Insured's age at his nearest birthday on the Policy Date.

 Loan value--Generally, 90% of a Policy's cash value on the date of a loan.

 Maturity date--Unless otherwise specified, the maturity date will be the policy anniversary nearest to the Insured's 95th birthday.

 Monthly anniversary date--The same date in each month as the policy date.

 Minimum Initial Premium--The minimum payment which is due and payable on the Policy Date. The Minimum Initial Premium must be sufficient to cover monthly deductions and keep the Policy in force for at least three months.

 Net premium--The gross premium less a 2.5% premium tax charge.

 Owner (Policyowner)--The person so designated in the application or as subsequently changed.

 Policy date--The date set forth in the Policy. If money is received, it is the later of the date of application or the date of any required medical examination. If no money is received, the Policy Date is the Issue Date. The policy date is the date from which policy years, policy months, and policy anniversaries will be determined. If the policy date should fall on the 29th, 30th or 31st of a month, the policy date will be the 28th of such month.

 Policy debt--The sum of all unpaid policy loans and accrued interest thereon.

 Portfolio--A separate investment Portfolio of the Funds.

 Proof of death--One or more of the following:

  (a) A copy of a certified death certificate.

  (b) A copy of a certified decree of a court of competent jurisdiction as to the finding of death.

  (c) A written statement by a medical doctor who attended the Insured.

  (d) Any other proof satisfactory to Chubb Life.

 Separate Account A--Chubb Separate Account A, a separate investment account created by Chubb Life to receive and invest net premiums paid under the Policy and other flexible premium variable life insurance policies offered by Chubb Life.

 Specified Amount--The face amount of the Policy which is the minimum death benefit payable under the Policy.

 Surrender Charge--A sales charge assessed only upon surrender or withdrawal.

 Valuation date--Each day, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 P.M. New York City time.

 Valuation period--The period between two successive valuation dates, commencing at the close of regular trading on the New York Stock Exchange on each valuation date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding valuation date.

                                    SUMMARY

 THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. ANY SIGNIFICANT VARIATIONS FROM THE INFORMATION APPEARING IN THIS PROSPECTUS WHICH MAY BE REQUIRED DUE TO INDIVIDUAL STATE REQUIREMENTS ARE CONTAINED IN SUPPLEMENTS WHICH ARE ATTACHED TO THIS PROSPECTUS, OR IN ENDORSEMENTS TO THE POLICY, AS APPROPRIATE. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY CONTAINED IN THIS PROSPECTUS ASSUMES THE POLICY IS IN EFFECT, THERE IS NO OUTSTANDING POLICY DEBT AND THE DEATH BENEFIT IS NOT SUBJECT TO ADJUSTMENT BY THE CORRIDOR PERCENTAGE.

 The Policy. Under the flexible premium variable life insurance policy (the "Policy") issued by Chubb Life Insurance Company of America ("Chubb Life"), the policyowner may, subject to certain limitations, make premium payments in any amount at any frequency. The Policy is a life insurance contract with death benefits, cash values, and other features traditionally associated with life insurance. It is called "flexible premium" because, unlike many insurance contracts, there is no fixed schedule for premium payments, although each policyowner may establish a schedule of premium payments ("Planned Periodic Premiums"). This flexibility permits a policyowner to provide for evolving insurance needs within a single insurance product. The minimum initial Specified Amount is $25,000. A policyowner under attained age 85 may increase or decrease coverage. Increasing coverage under the Policy, rather than purchasing another policy, may save additional administrative costs. Increasing coverage under the Policy or purchasing another policy may require new evidence of insurability. Increasing coverage may have certain tax consequences. See "Federal Tax Matters."

 The Policy is called "variable" because, unlike the fixed benefits of an ordinary whole life insurance contract, the accumulation value, the cash value and, under certain circumstances, the death benefit of the Policy may increase or decrease depending upon the investment experience of the divisions of Chubb Separate Account A ("Separate Account A") to which premium payments have been allocated. So long as the Policy's cash value continues to be sufficient to pay the monthly deduction, all policyowners are guaranteed a minimum death benefit equal to the face amount of the Policy (the "Specified Amount"), less any outstanding policy debt.

 The death benefit is payable under two options. Under Option I, the death benefit is equal to the greater of the Specified Amount or the accumulation value of the Policy on the date of death multiplied by the corridor percentage. Under Option II, the death benefit is equal to the sum of the Specified Amount and the Policy's accumulation value on the date of death, subject to adjustment by the corridor percentage. The corridor percentage is a tax law concept pertaining to the relationship between accumulation value and the death benefit, based on the Insured's attained age. Prospective policyowners should be aware that there is no guarantee of accumulation value in Separate Account
A. See "POLICY BENEFITS AND RIGHTS--Death Benefits."

 Chubb Separate Account A. Separate Account A is a separate account established by Chubb Life pursuant to the insurance laws of the State of New Hampshire and organized as a registered unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve any supervision by the Securities and Exchange Commission (the "Commission") of the management or investment practices or policies of Separate Account A. Separate Account A is presently comprised of thirteen divisions, each of which buys shares at net asset value of the corresponding portfolio (a "Portfolio") of Chubb America Fund, Inc., Templeton Variable Products Series Fund, Fidelity Variable Insurance Products Fund or Fidelity Variable Insurance Products Fund II (the "Funds"). Separate Account A is administered and accounted for as part of the general business of Chubb Life, but the income, capital gains, or capital losses of Separate Account A are credited to or charged against the assets held in the account in accordance with the terms of the Policy, without regard to other income or capital gains or losses of any other account arising out of any other business Chubb Life conducts. The assets of Separate Account A are not chargeable with liabilities arising out of any other business conducted by Chubb Life. The income and both realized and unrealized gains or losses on the assets of each division are separate and are credited or charged against each division without regard to income, gains or losses from any other division. See "CALCULATION OF ACCUMULATION VALUE--Unit Values."

 A policyowner may allocate net premium payments among the General Account and the divisions of Separate Account A which invest in Portfolios of the Funds.

 If the Date of Receipt of the initial premium is prior to the date Chubb Life either issues the Policy or offers to issue the Policy on a basis other than as applied for, and that initial premium exceeds $500, the net premium, less any monthly deductions, will be credited with interest at the rate currently being credited to the General Account. This amount will be credited with interest for the period between the Date of Receipt of the premium (or the policy date, whichever is later) and the date Chubb Life issues the Policy or the applicant refuses Chubb Life's offer to issue the Policy on a basis other than as applied for. In those instances when Chubb Life declines to issue a Policy, the entire premium paid, if greater than $500, will be returned with interest; interest will be credited from the Date of Receipt to the date the application is rejected. If the Policy issued as applied for is not accepted or the "free look" is exercised, no interest will be credited. Chubb Life will retain any interest earned on the initial net premium. Prior to the allocation date the initial net premium will be deposited in Chubb Life's General Account.

 The Funds. Chubb America Fund, Inc. is registered as an open-end diversified management company under the 1940 Act. Its shares are offered only to divisions of separate accounts, whether now in existence or to be established by Chubb Life or its affiliated insurance companies to fund variable life insurance policies and variable annuity contracts.

 Chubb America Fund, Inc. presently has nine classes of stock, each representing a Portfolio having a specific investment objective. The present Portfolios of Chubb America Fund, Inc. are the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio. In the future, Chubb America Fund, Inc. may add or delete Portfolios. The investment adviser to Chubb America Fund, Inc. is Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a subsidiary of Chubb Life.

 Templeton Variable Products Series Fund is an open-end, diversified management investment company currently consisting of nine separate series, eight of which offer two classes of shares; one series (Templeton International Fund: Class 1) offers its shares to a corresponding division of Separate Account A. Templeton Variable Series Fund offers its shares solely to separate accounts of insurance companies, including companies not affiliated with Chubb Life, as an investment vehicle for variable life insurance policies and variable annuity contracts. The investment manager of Templeton International Fund is Templeton Investment Counsel, Inc. ("TICI").

 Fidelity Variable Insurance Products Fund (Fidelity VIP) and Fidelity Variable Insurance Products Fund II (Fidelity VIPII) are open-end, diversified management investment companies. Fidelity VIP currently consists of four separate series, one of which (High Income Portfolio) offers its shares to a corresponding division of Separate Account A. Fidelity VIPII currently consists of five separate series, two of which (Contrafund Portfolio and Index 500 Portfolio) offer their shares to corresponding divisions of Separate Account A. Fidelity VIP and Fidelity VIPII offer their shares solely to separate accounts of insurance companies, including companies not affiliated with Chubb Life, as investment vehicles for variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company is the investment manager of Fidelity VIP and Fidelity VIPII.

 Policyowners should be aware that there can be no assurance that any Portfolio will in fact achieve its stated objectives. Policyowners should read and retain the prospectuses for the Funds which accompany this Prospectus for detailed information.

 See "THE FUNDS."

 Premiums. The first premium is due on the policy date. Premiums are paid in advance, generally one year at a time; however, Chubb Life permits semi-annual, quarterly and monthly premium payments. Changes in frequency and increases or decreases in the amount of Planned Periodic Premiums may be made by the policyowner provided that the total of all premiums, scheduled and unscheduled, cannot exceed the current maximum premium limitations for the definition of life insurance, set forth in the Code. Chubb Life will return any excess premiums if the total of all premiums, scheduled and unscheduled, will exceed these limits. Chubb Life will notify policyowners if any premiums, scheduled or unscheduled, would cause the Policy to be deemed a modified endowment contract and allow for a refund of the excess premium. See "FEDERAL TAX MATTERS--Policy Proceeds".

 Chubb Life reserves the right to limit the amount of any increase in premium payment. Subject to the foregoing limitations, a policyowner may make additional premium payments at any time prior to the maturity date of the Policy. See "THE POLICY--Payment of Premiums".

 Failure to pay premiums in accordance with the schedule of Planned Periodic Premiums will not automatically cause the Policy to lapse. It will lapse only when the cash value less outstanding policy debt is insufficient to pay the monthly deduction and a grace period expires without a sufficient payment by the policyowner. Conversely, payment of premiums in accordance with the schedule of Planned Periodic Premiums does not necessarily mean that the Policy will remain in force. See "THE POLICY--Policy Lapse".

 Death Benefit. The death benefit under the Policy is the amount payable to the named beneficiary when the person insured under the Policy dies. All or part of the death benefit may be paid in cash or applied under one or more of the payment options available under the Policy. See "POLICY BENEFITS AND RIGHTS-- Settlement Options". The death benefit will be reduced by the amount of any outstanding policy debt or unpaid monthly deduction.

 Under Option I, the death benefit will be equal to the greater of the Specified Amount or the accumulation value of the Policy on the date of death multiplied by the corridor percentage. Under Option II, the death benefit is equal to the Specified Amount plus the accumulation value of the Policy on the date of death; provided, however, that under Option II, the death benefit can never be less than the accumulation value on the date of death multiplied by the corridor percentage. See "POLICY BENEFITS AND RIGHTS--Death Benefits".

 A policyowner may, by written request, change the Specified Amount, subject to the following conditions:

  1. Any requested decrease in Specified Amount, which may only be made after a Policy has been in force for one year, will become effective on the monthly anniversary date that coincides with, or next follows, receipt of such request. The minimum decrease in Specified Amount is $25,000. No decrease may reduce the Specified Amount below $25,000.

  2. Any request for an increase in Specified Amount, which may be made at any time after the Policy has been issued, must be applied for, by a supplemental application, prior to attained age 85, and shall be subject to evidence of insurability satisfactory to Chubb Life. The minimum increase in Specified Amount is $25,000.

  3. Any change approved by Chubb Life will become effective on the date shown in the Supplemental Policy Specification Page of the Policy, subject to deduction of the first month's cost of insurance from the accumulation value of the Policy.

 By written request, a policyowner may also change the death benefit option. If the request is to change from Option I to Option II, the Specified Amount will be decreased by the amount of the accumulation value of the Policy on the effective date of the change. Evidence of insurability satisfactory to Chubb Life will be required for change from Option I to Option II. The effective date of the change from Option I to Option II will be the monthly anniversary date that coincides with or next follows the date of underwriter approval. If the request is to change from Option II to Option I, the Specified Amount will be increased by the amount of the accumulation value of the Policy on the effective date of the change. No evidence of insurability is required for a change from Option II to Option I. The effective date of the change from Option II to Option I will be the monthly anniversary date that coincides with or next follows the Date of Receipt of the request for change. See "POLICY BENEFITS AND RIGHTS--Death Benefits". Policyowners may combine a request for a change in the Specified Amount with a request for a change in the death benefit option. Combined requests will be subject to the requirements and limitations of each of the requests. See "POLICY BENEFITS AND RIGHTS--Combined Requests."

 Value of Policy. The Policy provides for accumulation value equal to the total of accumulation value in the General Account and the Policy's accumulation value in divisions of Separate Account A. The Policy's accumulation value will reflect the amount and frequency of premium payments, the value of net premiums (net premiums plus credited interest), if any, allocated to the General Account, the investment experience of Separate Account A, policy loans, any withdrawals, and any charges imposed in connection with the Policy. There is no minimum guaranteed accumulation value.

 The accumulation value of each division in Separate Account A on the allocation date is equal to the net premiums, plus interest earned prior to the allocation date, which have been paid and allocated to that division less the portion of the first monthly deduction allocated to the Policy's accumulation value in that division. Thereafter, at the end of each valuation period after the initial allocation, the Policy's accumulation value in a division is equal to the sum of (a) the accumulation value in the division on the preceding valuation date multiplied by the net investment factor (See "CALCULATION OF ACCUMULATION VALUE--Net Investment Factor") for the current valuation period, plus (b) any net premium received during the current valuation period which is allocated to the division, plus (c) all accumulation values transferred to the division from another division or the General Account, including loan repayments, during the current valuation period, minus

(d) accumulation values transferred from the division to another division or the General Account and accumulation values transferred to secure a policy debt during the current valuation period, and minus (e) all withdrawals from the division during the current valuation period, and minus (f) a pro-rata portion of monthly deductions, whenever a valuation period includes the monthly anniversary date.

 The Policy's total accumulation value in Separate Account A equals the sum of the Policy's accumulation value in each division. The Policy's accumulation value in Separate Account A is expressed in terms of the number of units and unit values of each division. See "CALCULATION OF ACCUMULATION VALUE--Unit Values".

 Charges and Deductions.

 (a) Chubb Life deducts 2.5% of each premium payment received to cover state premium taxes imposed. This premium tax charge represents an average of state premium taxes. This charge may not be increased.

 (b) There is a monthly deduction from each Policy's accumulation value in the General Account and/or the divisions of Separate Account A equal to the sum of
(i) the cost of insurance, described below, and the cost of additional benefits provided by rider attached to the Policy; and (ii) a monthly administrative charge of $6.00. The cost of insurance charge is calculated on each monthly anniversary date. It is based on the sex, issue age, policy year, rating class of the Insured, and Specified Amount of the Policy. Monthly cost of insurance rates will be determined by Chubb Life based upon its expectations as to future mortality experience. Cost of insurance rates are guaranteed not to exceed or be increased above the maximum charge based upon the Commissioner's 1980 Standard Ordinary Mortality Table.

 (c) A mortality and expense risk charge, not to exceed .0024657% on a daily basis (.90% on an annual basis) will be imposed on the assets of each division. Chubb Life will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

 (d) Upon surrender or withdrawal, Chubb Life will assess a surrender charge. The surrender charge for the initial Specified Amount is determined by multiplying a surrender factor by the lesser of (1) the premiums actually received in policy year one, or (2) the "Guideline Annual Premium" as defined in the rules under the 1940 Act. Subject to other considerations, the surrender charges may be reduced by paying less premium in policy year one. The surrender factor depends on the length of time the Policy has been in force and ranges between 0% and 30% of the premium paid in policy year one. The surrender charge for increases in the Specified Amount is determined in a similar manner. The surrender charge is more fully described under "CHARGES AND DEDUCTIONS-- Surrender Charge".

 (e) Chubb Life charges an administrative fee equal to the lesser of $25 or 2% of the amount of the withdrawal for each withdrawal and the lesser of $25 or 10% of the amount of a transfer for each transfer between divisions of Separate Account A or the General Account. Chubb Life reserves the right to assess a charge, not to exceed $25, for each request by a policyowner for an illustration of benefits and values after the policy date.

 (f) Chubb Life reserves the right to charge the assets of each division of Separate Account A to provide for any income taxes payable by Chubb Life on the assets of such divisions. In addition, an investment advisory fee is imposed against the assets of each Portfolio to compensate the Funds' investment manager and sub-investment managers. See "THE FUNDS".

 Policy Loans. After the first policy anniversary, a policyowner may borrow against the cash value of his Policy. Generally, the maximum loan amount is 90% of the cash value of the Policy on the date of the loan. Loan interest is payable at the end of each policy year and all policy debt outstanding will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

 A policyowner may allocate a policy loan among the General Account and the various divisions of Separate Account A. Accumulation value in each division equal to the policy debt so allocated will be transferred to the General Account. If loan interest is not paid when due, it becomes loan principal. An amount equal to the unpaid loan interest will be transferred to the General Account pro-rata from the accumulation value of the General Account and the divisions of Separate Account A. If no accumulation value is available in any of the divisions of Separate Account A, accumulation value held in the General Account will be set aside as loan collateral. Accumulation value held in the General Account for loan collateral earns interest daily at the lesser of an effective rate of 6% or the interest rate currently credited to the General Account. As an administrative practice and in Chubb Life's sole discretion, if the interest rate currently credited to the General Account falls below 6%, the accumulation value held in the General Account for loan collateral may continue to earn interest at 6%.

 A policy loan accrues interest at a maximum rate of 8% compounded annually, or at any lower rate established by Chubb Life for any period during which the loan is outstanding. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of accumulation value which is held in the General Account to secure loans. The amount available at any time for a Type A loan equals the maximum loan amount less the DEFRA Guideline Single Premium, as set forth in the Code, less any outstanding Type A loans. All other loans are Type B loans; a Type B loan is charged the prevailing interest rate, but not more than the maximum. It is possible for one loan request to result in both a Type A and Type B loan. Interest accrues on a daily basis from the date of the loan and is compounded annually. A policy loan may be prepaid in whole or in part at any time while the Policy is in force. When a loan repayment is made, accumulation value securing the policy debt in the General Account equal to the loan repayment will be allocated among the General Account and divisions of Separate Account A using the same percentages as used to allocate net premiums. See "CASH VALUE BENEFITS--Policy Loans".

 Policy Cancellation, Surrender and Lapse. The policyowner has the limited right to return a Policy for cancellation and full refund of all premiums paid. Chubb Life will cancel the Policy if it is returned by mail or personal delivery to Chubb Life or to the agent who sold the Policy, within 10 days after the delivery of the Policy to the policyowner, within 45 days of the date of the execution of the application for insurance, or within 10 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. Chubb Life will return to the policyowner, within seven days, all payments received on the Policy. Prior to the allocation date, the initial net premium will be deposited in Chubb Life's General Account; Chubb Life will retain any interest earned if the "free look" right is exercised.

 So long as the Policy is in force, a policyowner may elect, subject to the consent of any irrevocable beneficiary or assignee of the Policy, to surrender the Policy and receive its cash value, i.e., the cash value of the Policy determined as of the day Chubb Life receives the policyowner's written request, less any outstanding policy debt secured by the Policy. A policyowner may also request a withdrawal, subject to the consent of any irrevocable beneficiary, of the cash value of the Policy. Normally, a withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's accumulation value plus a pro-rata portion of the surrender charge.

 Failure to make any premium payment on a Policy will not necessarily cause the Policy to lapse. The duration of a Policy depends upon the cash value. The Policy will remain in force so long as the cash value less any outstanding policy debt is sufficient to pay the monthly deduction. In the event the cash value, less any outstanding policy debt, is insufficient to pay the monthly deduction and a sixty-one day grace period expires without an adequate payment by the policyowner, the Policy will lapse and terminate without value. See "THE POLICY--Policy Lapse."

 Once a Policy has lapsed, the policyowner may request reinstatement of the Policy anytime within five years of lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement. See "THE POLICY--Reinstatement."

 Distribution of the Policy. Chubb Life will offer the Policy in all jurisdictions where it is licensed to sell this type of insurance product. The Policy will be sold by agents who represent Chubb Life and are registered representatives of Chubb Securities Corporation or other registered broker-dealers.

 Tax Consequences of the Policy. All death benefits paid under the Policy will generally be fully excludable from the gross income of the policy beneficiary for federal income tax purposes. Treasury regulations require that investments underlying the Policy be adequately diversified. Chubb Life believes it is presently in compliance with the regulations and intends to remain in compliance with such regulations and other federal tax law requirements.

 Chubb Life may charge each division in Separate Account A for its portion of any income tax charged to Chubb Life on the division or its assets. The charge, if imposed, will reduce the investment return of Separate Account A.

 If a policyowner elects to make certain transactions, including a partial withdrawal, surrender or exchange of the Policy, the policyowner may be taxed on a portion of any amounts paid to the policyowner (which may include any prior policy loans cancelled in the transaction). Also, if premiums paid by a policyowner exceed certain limits and the Policy is deemed a modified endowment contract, then any pre-death distributions, including loans, surrenders and partial withdrawals, may be treated as income taxable to the policyowner and may also cause the policyowner to incur a penalty tax of 10%. Policyowners are advised to consult with their own tax advisers with regard to the tax consequences of the Policy. See "FEDERAL TAX MATTERS".

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

 Chubb Life is a stock life insurance company chartered in 1903 in Tennessee and has been continuously engaged in the insurance business since that time. Prior to July 1, 1991, Chubb Life was known as The Volunteer State Life Insurance Company. Chubb Life redomesticated from the State of Tennessee to the State of New Hampshire on July 1, 1991 and is now a New Hampshire life insurance company. It is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia. Effective April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of the Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401. Its telephone number is 910-691-3000. Chubb Life's service center is located at 832 Georgia Avenue, Chattanooga, Tennessee 37402, telephone number 615-756-2887 and its home office and service center is located at One Granite Place, Concord, New Hampshire 03301, telephone number 800-258-3648.

 Chubb Life and its subsidiaries had total assets, at December 31, 1996, of $4,731,819,000 and had over $68 billion of insurance in force, while total assets of Jefferson-Pilot Corporation, as of the same date, were approximately $17.5 billion.

 Chubb Life writes individual life insurance and annuities. It is subject to New Hampshire law governing insurance, and is regulated and supervised by the New Hampshire Insurance Commissioner. Contemporaneous with its sale to Jefferson-Pilot Corporation, Chubb Life is currently rated AA (Excellent) by Standard & Poors's Corporation and A+ (Superior) by A.M. Best and Company. These ratings merely reflect the opinion of the rating company as to the relative financial strength of Chubb Life and Chubb Life's ability to meet its contractual obligations to its policyowners. Even though assets in Separate Account A are held separately from Chubb Life's other assets, ratings of Chubb Life may still be relevant to policyowners since not all of Chubb Life's contractual obligations relate to payments based on those segregated assets.

                           CHUBB SEPARATE ACCOUNT A

 Separate Account A is a separate account of Chubb Life established on August 20, 1984 and now governed by the insurance laws of the State of New Hampshire. Separate Account A is organized as a unit investment trust registered with the Commission under the 1940 Act and is subject to that Act's requirements. Such registration does not involve supervision of the management or investment policies of Separate Account A or Chubb Life by the Commission. Chubb Life is the depositor of Separate Account A. Under New Hampshire law, the assets of Separate Account A are held exclusively for the benefit of policyowners and persons entitled to payments under this Policy and other variable life insurance policies funded by Separate Account A. The assets of Separate Account A are not chargeable with liabilities arising out of any other business which Chubb Life may conduct.

 Chubb Life holds the assets of Separate Account A. These assets are kept physically segregated and held separate and apart from the General Account. Chubb Life maintains records of all purchases and redemptions of Funds shares by each of the divisions.

 Divisions. Separate Account A presently has thirteen investment divisions but may, in the future, add or delete investment divisions. Each investment division will invest exclusively in shares representing an interest in a Portfolio of the Funds.

 Investment income and other distributions to each division of Separate Account A arising from the applicable underlying Portfolio of the Funds increases the assets of the corresponding division of Separate Account A. The income and both realized and unrealized gains or losses on the assets of each division of Separate Account A are credited to or charged against that division without regard to income, gains or losses from any other division. Under certain unusual circumstances, the liabilities of one division, arising from claims against that division, could be attributed to another division.

                                   THE FUNDS

 Separate Account A invests in shares of Chubb America Fund, Inc., the Templeton International Fund of Templeton Variable Products Series Fund, the High Income Portfolio of the Fidelity Variable Insurance Products Fund, the Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II or the Index 500 Portfolio of the Fidelity Variable Insurance Products Fund II.

 Chubb America Fund, Inc. Chubb America Fund, Inc. is organized as a Maryland corporation and is registered as an open-end diversified management company under the 1940 Act. Chubb America Fund, Inc. currently has nine Portfolios each of which has different objectives. The shares of each series of Chubb America Fund, Inc. stock are offered only to the divisions of separate accounts, whether now in existence or to be established by Chubb Life or any of its affiliated insurance companies. The assets of each Portfolio are maintained separately from the assets of the other Portfolios and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income, gains or losses of one Portfolio generally has no effect on the investment performance of any other Portfolio. Under certain unusual circumstances, the liabilities of one Portfolio, arising from claims against that Portfolio, could be attributed to another Portfolio.

 The investment adviser to Chubb America Fund, Inc. is Chubb Investment Advisory Corporation ("Chubb Investment Advisory") which is a subsidiary of Chubb Life. Chubb Investment Advisory has in turn retained Templeton Global Advisors, Inc. (formerly known as Templeton, Galbraith & Hansberger Ltd.) ("Templeton") to provide investment advisory service for the World Growth Stock Portfolio, Chubb Asset Managers, Inc. ("Chubb Asset") to provide investment advisory services for the Money Market, Bond and Growth and Income Portfolios, Van Eck Associates Corporation ("Van Eck Associates") to provide investment advisory services for the Gold Stock Portfolio, Pioneering Management Corporation ("Pioneer") to provide investment advisory services for the Domestic Growth Stock Portfolio, Janus Capital Corporation ("Janus") to provide investment advisory services for the Capital Growth Portfolio, Phoenix Investment Counsel, Inc. ("Phoenix") to provide investment advisory services for the Balanced Portfolio, and Massachusetts Financial Services Company ("MFS") to provide investment advisory services for the Emerging Growth Portfolio.

 Investment management fees are paid to Chubb Investment Advisory monthly at an annual rate based on a percentage of the average daily net assets of each Portfolio of Chubb America Fund, Inc. as shown below:

                                           WORLD GROWTH STOCK,
                                               GOLD STOCK,
                                             DOMESTIC GROWTH
                                                 STOCK,
                              MONEY MARKET GROWTH AND INCOME,  CAPITAL EMERGING
  AVERAGE DAILY NET ASSETS      AND BOND      AND BALANCED     GROWTH   GROWTH
  ------------------------    ------------ ------------------- ------- --------
First $200 Million...........     .50%            .75%          1.00%    .80%
Next $1.1 Billion............     .45%            .70%           .95%    .75%
Over $1.3 Billion............     .40%            .65%           .90%    .70%

 The compensation of the Sub-Investment Managers is paid directly from the investment management fees of Chubb Investment Advisory and is set forth in the table below as an annual percentage of the average daily net assets of the Portfolio managed:

                                                     SUB-INVESTMENT MANAGER
                          -----------------------------------------------------------------------------
                                                                   CHUBB ASSET
                            CHUBB ASSET                              FOR THE
                              FOR THE                                BOND AND
                             GROWTH AND                            MONEY MARKET  VAN ECK
AVERAGE DAILY NET ASSETS  INCOME PORTFOLIO JANUS PHOENIX TEMPLETON  PORTFOLIOS  ASSOCIATES PIONEER MFS
------------------------  ---------------- ----- ------- --------- ------------ ---------- ------- ----
First $200 Million......        .50%       .75%   .50%     .50%        .35%        .50%     .50%   .50%
Next $1.1 Billion.......        .45%       .70%   .45%     .45%        .30%        .45%     .45%   .45%
Over $1.3 Billion.......        .40%       .65%   .40%     .40%        .25%        .40%     .40%   .40%

 The investment objectives of each Portfolio of Chubb America Fund, Inc. are set forth below.

 World Growth Stock Portfolio: to achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized from such investments will be incidental. Such companies will be those considered by the sub-investment manager to be undervalued or which are well-managed and have good growth potential.

 Money Market Portfolio: to achieve the highest possible current income, consistent with preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments other than commercial paper. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

 Gold Stock Portfolio: to realize long-term capital appreciation, while retaining the option to take current income into account, by investing primarily, and sometimes exclusively, in common stocks of gold mining companies.

 Bond Portfolio: to provide a stable level of income, consistent with limiting risk to principal, by investing primarily in high quality corporate debt securities and U.S. Government debt obligations.

 Domestic Growth Stock Portfolio: to achieve reasonable income and growth of capital by investing primarily in a diversified portfolio of equity securities issued by companies organized in the U.S. and considered by the sub-investment manager to be undervalued in light of the company's earning power and growth potential.

 Growth and Income Portfolio: to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

 Capital Growth Portfolio: to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

 Balanced Portfolio: to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

 Emerging Growth Portfolio: to seek long-term growth of capital by investing primarily in common stocks of small and medium-sized companies. The Portfolio is intended for investors who understand and are willing to accept risks entailed in seeking long-term growth of capital.

 Chubb America Fund, Inc. may find it necessary to take action to assure that the Portfolios are diversified so that the Policy is treated as a life insurance policy under federal tax laws. Chubb America Fund, Inc., for example, may alter the investment objectives of any Portfolio or take other appropriate actions. See "OTHER MATTERS--Additions, Deletions or Substitutions of Investments" and "FEDERAL TAX MATTERS".

 Templeton Variable Products Series Fund. Templeton Variable Products Series Fund is an open-end, diversified management investment company organized under the laws of Massachusetts. Templeton Variable Products Series Fund currently consists of nine separate series, eight of which offer two classes of shares; however, only one of the series, the Templeton International Fund: Class 1, offers its shares to a corresponding division of Separate Account A. Templeton Variable Products Series Fund offers its shares solely to separate accounts of insurance companies, including companies not affiliated with Chubb Life, as an investment vehicle for variable life insurance policies and variable annuity contracts.

 The investment manager of Templeton International Fund is Templeton Investment Counsel, Inc. ("TICI"). TICI is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. As compensation for its services, TICI is paid a fee which, on an annual basis, represents .75% of the average daily net assets of the Fund up to $200 million, .675% of such assets from $200 million up to $1.3 billion, and .60% of such assets in excess of $1.3 billion of the average daily net assets of the Templeton International Fund.

 The investment objective of the Templeton International Fund is set forth below.

 Templeton International Fund: to seek long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Templeton International Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Standard & Poor's Corporation or Moody's Investors Service, Inc. or which are unrated by any rating agency.

 Although Chubb Life does not currently foresee any disadvantages to the policyowners arising out of variable life insurance separate accounts and variable annuity separate accounts investing in the Templeton Variable Products Series Fund simultaneously, there is a possibility that a material conflict may arise between the interest of Separate Account A and one or more of the other separate accounts investing in the Templeton Variable Products Series Fund. The Trustees of the Templeton Variable Products Series Fund intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (i) changes in state insurance laws,
(ii) changes in Federal income tax laws, (iii) changes in the investment management of any portfolio of Templeton Variable Products Series Fund, or
(iv) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

 Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II. Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIPII") are open-end, diversified management investment companies organized as Massachusetts business trusts on November 13, 1981 and March 21, 1988, respectively. Fidelity VIP currently consists of four separate series; however, only one of the series, High Income Portfolio, offers its shares to a corresponding division of Separate Account A. Fidelity VIPII currently consists of five separate series; however, only two of the series, Contrafund Portfolio and Index 500 Portfolio, offer their shares to corresponding divisions of Separate Account A. Fidelity VIP and Fidelity VIPII offer their shares solely to separate accounts of insurance companies, including companies not affiliated with Chubb Life, as investment vehicles for variable life insurance policies and variable annuity contracts.

 Fidelity Management & Research Company ("FMR") is the investment manager of Fidelity VIP and Fidelity VIPII. FMR is the management arm of Fidelity Investments, a Massachusetts corporation established in 1946. FMR is a wholly-owned subsidiary of FMR Corp. Through its subsidiaries, FMR is engaged in various aspects of the financial services industry. Each fund pays a management fee to FMR for managing its investments and business affairs. Each fund's management fee is calculated and paid to FMR every month. The fee for each fund (excluding Money Market and Index 500 Portfolios) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for the Contrafund Portfolio and 0.37% for the High Income Portfolio, and it drops as total assets under management increase. Index 500 Portfolio pays a monthly management fee to FMR at the annual rate of 0.28% of the fund's average net assets.

 The investment objectives of each Portfolio of Fidelity VIP and Fidelity VIPII in which Separate Account A invests are set forth below:

 High Income Portfolio: seeks a high level of current income by investing primarily in high yielding, lower-quality fixed income securities, while also considering growth of capital.

 Contrafund Portfolio: seeks long term capital appreciation.

 Index 500 Portfolio: seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

 Although Chubb Life does not currently foresee any disadvantages to its policyowners arising out of variable life insurance separate accounts and variable annuity separate accounts investing in the Fidelity VIP and Fidelity VIPII Funds simultaneously, there is a possibility that a material conflict may arise between the interest of Separate Account A and one or more of the other separate accounts investing in the Fidelity VIP and Fidelity VIPII Funds. The Trustees of the Fidelity VIP and Fidelity VIPII Funds intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (i) changes in state insurance laws, (ii) changes in Federal income tax laws, (iii) changes in the investment management of any portfolio of Fidelity VIP and Fidelity VIPII Funds, or (iv) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

 There can be no assurance that any of the Portfolios will achieve its stated objectives. The specialized nature of each Portfolio gives rise to significant differences in the relative investment potential and market and financial risks of each Portfolio. Policyowners should consider the unique features of each Portfolio before investing in any Portfolio. For more detailed information concerning each Portfolio, including a description of the investment risks, reference is made to the prospectuses for the Funds which accompany this Prospectus, or the Statements of Additional Information for the Funds, available on request.

 Separate Account A will purchase shares of the Funds at net asset value in connection with premium payments allocated to the divisions in accordance with the policyowner's directions and will redeem shares of the Funds to process transfers, policy loans, surrenders or withdrawals and generally to meet contract obligations or make adjustments in reserves. The Funds will sell and redeem its shares at net asset value as of the Date of Receipt by Separate Account A of premium payments or notifications by a policyowner.

                                  THE POLICY

 General. The Policy is designed to provide the policyowner with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. The policyowner is not required to pay scheduled premiums to keep the Policy in force but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, subject to certain limitations, the Policy allows a policyowner to adjust the level of life insurance payable under the Policy without having to purchase a new Policy by increasing or decreasing the Specified Amount. Thus, as insurance needs or financial conditions change, the policyowner has the flexibility to adjust life insurance proceeds and vary the premium payments. Death benefits are payable under two options as described in "POLICY BENEFITS AND RIGHTS--Death Benefits".

 To purchase a Policy, a completed application must be submitted to Chubb Life through the agent selling the Policy. Chubb Life will generally not issue Policies to insure persons older than age 80. Applicants for insurance must furnish satisfactory evidence of insurability. Distinctions between smokers and nonsmokers are only made for Insureds age 15 and over. The minimum Specified Amount for a Policy at issue is $25,000. Chubb Life reserves the right to revise its rules from time to time to specify a different minimum Specified Amount at issue. If the Specified Amount applied for plus all other insurance in force which is underwritten by Chubb Life or its affiliates exceeds $1,250,000, Chubb Life will reinsure all or a portion of the Policy. Acceptance of an application or revocation of a Policy during the contestable period is subject to Chubb Life's insurance underwriting rules and Chubb Life may, in its sole discretion, reject any application or related premium for any good reason or contest a Policy.

 Payment of Premiums. Premiums must be paid to Chubb Life or through an authorized agent of Chubb Life for forwarding to Chubb Life. In addition, Chubb Life has instituted administrative procedures whereby premium payments in response to billing notices are sent directly to Chubb Life's bank. Unlike traditional insurance contracts, there is no fixed schedule of premium payments on a Policy either as to the amount or the timing of the payment. A policyowner may determine, within specified limits, his or her own premium payment schedule. These limits will be set forth by Chubb Life and will include a minimum initial premium payment sufficient to keep the policy in force for three months and may also include limits on the total amount and frequency of payments in each policy year. No premium payment may be less than $25. In order to help the policyowner obtain the insurance benefits desired, a Planned Periodic Premium and Premium Frequency will be stated in each Policy. This premium will usually be based upon the policyowner's insurance needs, the policyowner's financial abilities and the current financial climate, in general, as well as on the Specified Amount of the Policy and the Insured's age, sex and risk class. The policyowner is not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, provided the Policy's cash value, less policy debt, if any, is sufficient to pay monthly deductions. Conversely, adherence to the schedule of Planned Periodic Premiums will not assure that the Policy will remain in force. See "THE POLICY--Policy Lapse."

 Premium Limitations. In no event can the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations required by the Code. The premium limitations under the Policy are imposed in order to comply with present requirements to obtain favorable federal income tax treatment of the Policy and its death benefit. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Chubb Life will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitations required by the Code. Also, if, at any time during the year, a premium has been paid which would result in the Policy being deemed a modified endowment contract, Chubb Life will so notify the policyowner and allow the policyowner to request a refund of the excess premium, or other action, in order to avoid having the Policy be deemed a modified endowment contract. A policyowner, however, may choose to have the Policy be deemed a modified endowment contract, and, in that case, Chubb Life will not refund the premiums. See "FEDERAL TAX MATTERS-- Policy Proceeds." Premium payments less than the minimum amount of $25 will be returned to the policyowner.

 Allocation of Premiums. Premium payments, net of the premium tax charge, plus interest earned prior to the Allocation Date, will be allocated on the Allocation Date among the General Account and the divisions of Separate Account A in accordance with the directions of the policyowner, as contained in the application. Prior to the Allocation Date the initial net premium will be deposited in Chubb Life's General Account. Any other premiums received prior to the Allocation Date will also be deposited in the General Account. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. No fractional percentages will be accepted. The policyowner may change his or her allocation of future premium payments among the General Account and the divisions of Separate Account A by written notice to Chubb Life or by telephone, provided that the proper telephone authorization is on file with Chubb Life, without payment of any fee or penalty.

 The allocation of each net premium payment to a division will be determined first by multiplying the net premium payment by the fraction to be allocated to each division as the policyowner directs to determine the portion to be invested in the division. Each portion to be invested in each division is then divided by the unit value of that particular division. The unit value of each division will vary to reflect the investment performance of the applicable underlying Portfolio shares. The unit value will be determined on each valuation date by multiplying the net asset value of the shares of the underlying Portfolio held by the division on the preceding valuation date by the net investment factor for that division for the valuation period then ended. The net investment factor for each of the divisions is equal to (i) the asset value per share of the corresponding Portfolio at the end of the preceding valuation period plus the per share amount of any investment income and capital gains, realized or unrealized, credited to such assets in the valuation period for which the net investment factor is being determined, less capital losses, realized or unrealized, charged against such assets during such valuation period and less any amount set aside by Chubb Life during the period as a reserve for taxes attributable to the operation or maintenance of each division, (ii) divided by the asset value per share of the corresponding Portfolio at the end of the preceding valuation period and (iii) less a charge not to exceed .0024657% on a daily basis (.90% on an annual basis) of the value of the division to compensate Chubb Life for assumption of certain mortality and expense risks. See "CALCULATION OF ACCUMULATION VALUE--Unit Values". Applicants should refer to the prospectuses for the Funds which accompany this Prospectus for a description of how the assets of each Portfolio are valued since that determination directly affects the unit value of a division and, therefore, the accumulation value of a Policy.

 All valuations in connection with the Policy, e.g., with respect to determining cash value in connection with policy loans or withdrawals, with respect to determining accumulation value in connection with transfers or payment of death benefits, and with respect to determining the value of a division to be credited to a Policy with each net premium payment, will be made on the Date of Receipt of the premium or the request for payment, loan, withdrawal or transfer if such date is a valuation date; otherwise, such determination will be made on the next succeeding day which is a valuation date. The date of receipt of a premium payment sent directly to Chubb Life's bank pursuant to a billing notice will be the date the payment is received at the bank and the value of any division to which the payment is allocated will be determined as of such date provided such date is a valuation date; otherwise, such determination will be made on the next succeeding day which is a valuation date.

 Transfers. Accumulation value may be transferred between the General Account and the divisions of Separate Account A and among the divisions of Separate Account A. Transfer requests may be made in writing or by telephone with appropriate telephone authorization on file at Chubb Life. The total amount transferred each time must be at least $250 unless a lesser amount constitutes the entire accumulation value in the General Account or in a division. Accumulation value transferred from one division or from the General Account into more than one division, and/or into the General Account, counts as one transfer. Similarly, transferring accumulation value from more than one division, and/or the General Account, into one other division or the General Account, counts as one transfer.

 A transfer charge to cover administrative costs will be imposed each time amounts are transferred and will be deducted on a pro-rata basis from the division or divisions of Separate Account A or the General Account into which the amount is transferred. However, no transfer charge will be imposed on the transfer of the initial net premium payments, plus interest earned, from the General Account to the divisions of Separate Account A on the allocation date or on loan repayments. In addition, Chubb Life currently permits 12 transfers per policy year without imposing a transfer charge. The charge will be the lesser of $25 or 10% of the amount transferred. Currently, a policyowner may make up to 20 transfers per policy year; however, Chubb Life reserves the right to revoke or modify transfer privileges and charges.

 As long as any portion of the Policy's accumulation value is allocated to a division of Separate Account A, the Policy's accumulation value and cash value will reflect the investment experience of the chosen division(s) of Separate Account A. The death benefit may also reflect the experience of the chosen division(s) of Separate Account A.

 At any time the policyowner may transfer 100% of the Policy's accumulation value to the General Account and elect to have all future premium payments allocated to the General Account. While 100% of the Policy's accumulation value and all future premium payments are allocated to the General Account, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the Specified Amount, the sex, the attained age, and rating class of the Insured. The minimum period will decrease if the policyowner subsequently elects to increase the Specified Amount, elects to surrender the Policy, or elects to make a withdrawal. The minimum period will increase if the policyowner elects to decrease the Specified Amount, additional premium payments are received, or the Company credits a higher interest rate or charges a lower cost of insurance rate than those guaranteed for the General Account.

 No transfer charge will be imposed for a transfer of all accumulation value in Separate Account A to the General Account. However, any transfer from the General Account to the division(s) of Separate Account A will be subject to the transfer charge, unless it is one of the first 12 transfers in a policy year and except for the transfer of the initial net premium payments, plus interest earned, from the General Account and loan repayments.

 Chubb Life reserves the right to refuse to accept or to place certain restrictions on transfers made by third-party agents acting on behalf of multiple policyowners or made pursuant to market timing services when Chubb Life determines, in its sole discretion, that such transfers will be detrimental to the Portfolios and the policyowners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolio to large asset swings that diminish the Portfolio's ability to provide maximum investment return to all policyowners.

 A feature called Dollar Cost Averaging is available to policyowners under which a policyowner deposits an amount, subject to a minimum of $3,000, in the Money Market Division or the General Account and elects to have a specified dollar amount (the "Periodic Transfer Amount") automatically transferred to one or more of the divisions on a monthly, quarterly, or semi-annual basis. This feature allows policyowners to systematically invest in the divisions at various prices which may be higher or lower than the price a policyowner would pay when investing the entire amount at one time and at one price. Each Periodic Transfer Amount is subject to a minimum of $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified division. These amounts are subject to change at Chubb Life's discretion. If a transfer would reduce accumulation value in the Money Market Division or the General Account to less than the Periodic Transfer Amount, Chubb Life reserves the right to include such remaining accumulation value in the amount transferred. At the time a policy owner elects the Dollar Cost Averaging feature, an election is made between Fixed Amount Dollar Cost Averaging or Continuous Mode Dollar Cost Averaging.

 Under Fixed Amount Dollar Cost Averaging, the feature will continue until the designated Amount has been transferred or the policyowner gives notification of cancellation of the feature prior to transfer of the entire Designated Amount. Once the Designated Amount has been transferred, a new Dollar Cost Averaging election form must be completed if the Policyowner wishes to have additional money dollar cost averaged. Under Continuous Mode Dollar Cost Averaging, the feature will continue until the policyowner gives notification of cancellation of the feature. If the policyowner elects Continuous Mode Dollar Cost Averaging, any amounts deposited into the Repository Account, and not just the Designated Amount, will be transferred. Dollar Cost Averaging is currently available at no charge to policyowners. Although Chubb Life reserves the right to assess a charge, no greater than cost and with 30 days advance notice to policyowners, it has no present intention to do so.

 An Automatic Portfolio Re-Balancing feature is also available to policyowners. This feature provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, the allocation between divisions and the General Account will be automatically readjusted to the desired allocation, subject to a minimum of 5% per division or General Account, on a quarterly, semi-annual or annual basis.

 A policyowner may not elect to have Dollar Cost Averaging and Automatic Portfolio Re-Balancing at the same time. Transfers and adjustments pursuant to these features will occur on a Policy's monthly anniversary date in the month in which the transaction is to take place or the next succeeding business day if the monthly anniversary date falls on a holiday or a weekend. The applicable authorization form must be on file at Chubb Life before either feature may begin. Neither feature guarantees profits nor protects against losses. Transfers under these features do not count towards the twelve free transfers or the twenty transfers currently allowed per year. Chubb Life reserves the right to modify the terms and conditions of these features upon 30 days advance notice to policyowners.

 Telephone Transfers, Loans and Reallocations. Policyowners and their authorized representatives may request by telephone transfers of accumulation value or reallocation of premiums (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Portfolio Re-Balancing programs), provided that the appropriate authorization form is on file with Chubb Life. Chubb Life may also, in its discretion, permit loans to be made by telephone, provided that the proper authorization form is on file with Chubb Life. Only the Policyowner may request loans by telephone. A policyowner must provide Chubb Life with personal identification information, such as social security number and date of birth, at the time of such request for verification purposes. Although procedures have been established that are reasonably designed to reduce the risk of unauthorized telephone transfers, loan requests or allocation changes, there still exists some risk. Neither Chubb Life, Chubb Securities Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized telephone transfers, loan requests or premium allocation changes if its procedures have been followed, and a policyowner bears the risk of loss in such situation.

 Policy Lapse. Failure to make a premium payment on a Policy will not necessarily cause the Policy to lapse. The duration of a Policy depends upon its cash value. The Policy will remain in force so long as the cash value, less any outstanding policy debt, is sufficient to pay the monthly deduction. In the event the cash value, less any outstanding policy debt, is insufficient to pay the monthly deduction, the policyowner will be given a sixty-one day period ("grace period") within which to make a premium payment to avoid lapse. The premium required to avoid lapse must be sufficient in amount, after the deduction of the premium tax charge, to cover the monthly deductions for at least three policy months. This required premium will be set forth in a written notice which Chubb Life will send to the policyowner at the beginning of the grace period. The Policy will continue in force through the grace period, but if no payment is forthcoming, the Policy will terminate without value at the end of the grace period. If the Insured under the Policy dies during the grace period, the death benefit payable under the Policy will be reduced by the amount of the monthly deduction due and unpaid and the amount of any outstanding policy debt. In addition, if the cash value of the Policy at any time should decrease so the aggregate amount of an outstanding policy debt secured by the Policy exceeds the cash value shown in the Policy and an additional payment is not made within sixty-one days of notification by Chubb Life, the Policy will lapse.

 Reinstatement. If the Policy lapses, the policyowner may reinstate the Policy. The terms of the original contract will apply upon reinstatement. The accumulation value, before payment of the required reinstatement premium, will equal the accumulation value on the date of termination. The policy year on reinstatement will be measured from the policy date. An application for reinstatement may be made any time within five years of lapse, but satisfactory proof of insurability and payment of a reinstatement premium is required. The reinstatement premium, after deduction of the premium tax charge, must be sufficient to cover monthly deductions for three policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, Chubb Life will require, at the election of the policyowner, repayment or reinstatement of the loan before permitting reinstatement of the Policy. The effective date will be the date of approval of the reinstatement application.

 Policy "Free Look". The policyowner has a limited right to return a Policy for cancellation and a full refund of all premiums paid. Chubb Life will cancel the Policy if it is returned by mail or personal delivery to Chubb Life or to the agent who sold the Policy, within 10 days after the delivery of the Policy to the policyowner, within 45 days of the date of the execution of the application for insurance, or within 10 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. Chubb Life will return to the policyowner within seven days all payments received on the Policy. Prior to the allocation date the initial net premium will be deposited in Chubb Life's General Account; Chubb Life will retain any interest earned if the "free look" right is exercised.

                            CHARGES AND DEDUCTIONS

 Premium Charges. Upon receipt of each premium payment and before allocation of the payment among the General Account and divisions of Separate Account A, Chubb Life will deduct a premium tax charge of 2.5% (which represents an average of premium taxes imposed), unless otherwise required by state law. This charge may not be increased.

 Monthly Deduction. On the first day of each policy month beginning on the policy date, Chubb Life will deduct from the accumulation value of a Policy an amount to cover certain charges and expenses incurred in connection with the Policy. The monthly deduction is intended to compensate Chubb Life for underwriting and start-up expenses incurred in connection with the issuance of a Policy, certain administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider. The amount deducted will be deducted pro-rata from each of the divisions and the General Account.

 The amount of the monthly deduction is equal to (i) the cost of insurance for the Policy, as described below, and the cost of additional benefits provided by rider, plus (ii) a monthly administrative charge of $6.00. The monthly administrative charge may not be increased.

 The cost of insurance for the Insured is determined on a monthly basis, and is determined separately for the initial Specified Amount and each subsequent increase in the Specified Amount. The monthly current cost of insurance rate is based on the sex, issue age, policy year, rating class of the Insured, and the Specified Amount of the Policy. If we assume two Insureds differ only with regard to one of the above bases, the effect of each of these bases on their monthly cost of insurance rates would be as follows:

   Sex: The cost of insurance rates for males will be greater than or equal to those for females.

   Issue Age: The cost of insurance rate for the younger Insured will be less than or equal to that for the older Insured.

   Policy Year: The current cost of insurance rate will increase as the policy year increases. For two Insureds with the same sex, rating class, and attained age the cost of insurance rate for the Insured with the younger issue age will never exceed, and in some cases will be less than that for the Insured with the older issue age.

   Rating Class: The cost of insurance rates for nonsmokers will be less than or equal to those for smokers. Cost of insurance rates may also differ due to the Insured's medical condition, occupation, or avocation.

   Specified Amount: The current cost of insurance rates will vary by Specified Amount, with different rates applying to Specified Amounts under $100,000, between $100,000 and $249,999, between $250,000 and $999,999 and
  $1,000,000 and over. Current cost of insurance rates are highest for Specified Amounts under $100,000, decreasing for each successive Specified Amount range as noted above.

 The cost of insurance is calculated as (i) multiplied by the result of (ii) minus (iii) where:

   (i) is the cost of insurance rate as described in the Cost of Insurance Rates provision contained in the Policy.

   (ii) is the death benefit at the beginning of the policy month divided by 1.0036748, to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5% that is applicable to the General Account portion of the Policy; and

   (iii) is the accumulation value at the beginning of the policy month.

 If the corridor percentage is applicable, the death benefit used in the foregoing calculation will reflect the corridor percentage.

 A guaranteed monthly deduction adjustment will be calculated on the first policy anniversary for the second policy year, and on each policy anniversary thereafter for each respective policy year that follows. The monthly deduction adjustment will not apply to the first policy year. The adjustment will be an amount that is added to the accumulation value for each month of the policy year during which the adjustment is in effect. The adjustment results from a reduction in Chubb's margin for profit and expenses. The adjustment is calculated as (i) multiplied by the result of (ii) plus (iii) minus (iv), but not less than zero, where:

   (i) is .000375;

   (ii) is the sum of the Policy's accumulation value in each division of Separate Account A at the beginning of the policy year;

   (iii) is the outstanding Type B loan balance at the beginning of the policy year, and;

   (iv) is the Guideline Single Premium at issue, under Section 7702 of the Internal Revenue Code of 1986, as amended, entitled "Life Insurance Contract Defined", increased on a pro rata basis for any increase in Specified Amount.

 The adjustment will be allocated among the general account and divisions of Separate Account A using the same percentages used to allocate net premiums.

 The monthly cost of the insurance rate will be determined by Chubb Life based upon expectations as to future mortality experience, but can never exceed the rates shown in the table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. Such guaranteed maximum rates are based on the Commissioner's 1980 Standard Ordinary Mortality Table.

 Risk Charge. Chubb Life will also assess a charge on a daily basis against each division of Separate Account A equal to .90% (on an annual basis) of the value of the division to compensate Chubb Life for its assumption of certain mortality and expense risks in connection with the Policy. Specifically, Chubb Life bears the risk that the total amount of death benefit payable under the Policy will be greater than anticipated and Chubb Life also assumes the risk that the actual cost incurred by it to administer the Policy will not be covered by charges assessed under the Policy.

 Surrender Charge. Upon surrender or withdrawal, Chubb Life will assess a surrender charge. The surrender charge for the initial Specified Amount is determined by multiplying a surrender factor by the lesser of (1) the premiums actually received in policy year one; or (2) the "Guideline Annual Premium" as defined in the rules and regulations under the 1940 Act. The surrender factor depends on the length of time the policy has been in force, as follows:

          POLICY YEAR                                         SURRENDER FACTOR
          -----------                                         ----------------
                 1-5                                                .30
                   6                                                .25
                   7                                                .20
                   8                                                .15
                   9                                                .10
                  10                                                .05
          11 and after                                               0

 Paying less premium in policy year one generally will have the effect of reducing the surrender charge. However, depending on investment experience, paying less premium in policy year one may result in an increase in cost of insurance charges, a reduction in accumulation value and an increased risk that the Policy will lapse.

 An additional surrender charge will be assessed for any increase in the Specified Amount, other than an increase caused by a change from death benefit Option I to death benefit Option II. The additional surrender charge is determined by multiplying a surrender factor by the lesser of (1) or (2), where:

   (1) is A times B divided by C, where:

     A is the amount of the increase in the Specified Amount

     B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the twelve months just following the increase in the Specified Amount

     C is the Specified Amount in effect after the increase in the Specified Amount

   (2) is the "Guideline Annual Premium" for the increase at the attained age of the Insured on the effective date of the increase in the Specified Amount.

 The surrender factor depends on the length of time the increase has been in force, as follows:

          INCREASE YEAR                                       SURRENDER FACTOR
          -------------                                       ----------------
                 1-5                                                .15
                   6                                                .125
                   7                                                .10
                   8                                                .075
                   9                                                .05
                  10                                                .025
          11 and after                                               0

 The surrender charge in effect at any time is the sum of the surrender charge for the initial Specified Amount plus the surrender charge for any increase in the Specified Amount. If the Specified Amount is decreased, the surrender charge will not decrease.

 For a withdrawal, the charge will be proportionately the same as for surrenders. The charge will be calculated by dividing (a) by (b) and multiplying the result by (c) where:

   (a) is the amount of the cash value withdrawn

   (b) is the cash value; and

   (c) is the amount of the surrender charge on a surrender.

 The surrender charge helps to compensate Chubb Life for the cost of selling the Policy. The cost includes advertising and the printing of the Prospectus and sales literature. Also, Chubb Life reimburses Chubb Securities Corporation for all commissions Chubb Securities Corporation pays to agents. Chubb Life expects to recover total sales expenses of the Policy over the life of the Policy. To the extent sales expenses in any one policy year are not recovered by the sales charge, Chubb Life will cover such expenses from its surplus, which may include profits, if any, from the mortality and expense risk charge.

 Administrative Fees. An administrative fee equal to the lesser of $25 or 10% of the amount of the transfer is imposed for each transfer among the divisions of Separate Account A or the General Account, after the first 12 transfers in a policy year and except for the transfer of the initial net premium payments, plus interest, from the General Account on the allocation date and loan repayments. For withdrawals, an administrative fee equal to the lesser of $25 or 2% of the amount withdrawn will be charged. After the policy date, a policyowner may request illustrations of benefits and values. Such illustrations are currently available to policyowners at no charge. Although Chubb Life reserves the right to assess a charge, no greater than $25 and with advance notice to policyowners, it has no present intention to do so. All administrative fees, including those which are part of the monthly deduction, are no greater than the anticipated expenses of providing such services.

 Other Charges. Chubb Life also reserves the right to charge the assets of each division to provide for any income taxes or other taxes payable by Chubb Life on the assets attributable to that division. An investment advisory fee is also imposed against the assets of each Portfolio for services provided by the Fund's investment manager and sub-investment managers.

                          POLICY BENEFITS AND RIGHTS

 Death Benefits. So long as it remains in force, the Policy provides for the payment of life insurance proceeds upon the death of the Insured. Proceeds will be paid to a named beneficiary or contingent beneficiary. One or more beneficiaries or contingent beneficiaries may be named. Life insurance proceeds may be paid in a lump sum or under an optional payment plan. (See "Settlement Options" below.) Proceeds of the Policy will be reduced by any outstanding policy debt and any due and unpaid charges and increased by any benefits added by rider. Proceeds that are payable in a lump sum at the death of the Insured will be increased to include interest as required by applicable state law. Proceeds will ordinarily be paid within seven days after Chubb Life receives due proof of death. Also see "Optional Insurance Benefits--Terminal Illness Accelerated Benefit Rider."

 Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of life insurance proceeds payable under a Policy will depend upon the option in effect at the time of the Insured's death. Option I emphasizes the impact of investment experience on accumulation value rather than insurance coverage because the Specified Amount and the death benefit, generally, remain stable. Under Option I, as accumulation value increases and the death benefit does not increase, the amount at risk decreases. Thus, the cost of insurance charges are imposed on a decreasing amount. Option II emphasizes insurance coverage because favorable investment experience adds to the accumulation value that provides an addition to the total death benefit. Under Option II, favorable investment experience does not reduce the amount at risk upon which cost of insurance charges are based.

 Under Option I, life insurance proceeds will be equal to the greater of the Specified Amount, or the accumulation value of the Policy at the date of death multiplied by the corridor percentage, as described below. Under Option II, life insurance proceeds will be the Specified Amount plus the accumulation value of the Policy on the date of death. Under Option II, the death benefit can never be less than the accumulation value on the date of death multiplied by the corridor percentage.

 The corridor percentage depends upon the attained age of the Insured on the date of death. The corridor percentage for each age is set forth in the following table:


   ATTAINED    CORRIDOR  ATTAINED  CORRIDOR  ATTAINED  CORRIDOR  ATTAINED  CORRIDOR
     AGE      PERCENTAGE   AGE    PERCENTAGE   AGE    PERCENTAGE   AGE    PERCENTAGE
   --------   ---------- -------- ---------- -------- ---------- -------- ----------
     40 &
     below       250%       52       171%       64       122%       91       104%
      41         243        53       164        65       120        92       103
      42         236        54       157        66       119        93       102
      43         229        55       150        67       118        94       101
      44         222        56       146        68       117        95       100
      45         215        57       142        69       116
      46         209        58       138        70       115
      47         203        59       134        71       113
      48         197        60       130        72       111
      49         191        61       128        73       109
      50         185        62       126        74       107
      51         178        63       124      75-90      105

 The death benefit option in effect may be changed by sending Chubb Life a written request for change. If the death benefit option is changed from Option II to Option I, the Specified Amount will be increased by the Policy's accumulation value; the effective date of the change will be the monthly anniversary date that coincides with or next follows the date of Chubb Life's receipt of such request for change. Conversely, if the death benefit option is changed from Option I to Option II, the Specified Amount will be decreased by the Policy's accumulation value; the effective date of the change will be the monthly anniversary date that coincides with or next follows the date of Chubb Life's underwriter approval of such request for change. Evidence of insurability satisfactory to Chubb Life will be required on a change from Option I to Option II. A change in the benefit option may not be made if it would result in a Specified Amount which is less than the minimum Specified Amount of $25,000. A change in benefit options will affect the cost of insurance.

 The policyowner, under attained age 85, may adjust the existing insurance coverage by increasing the Specified Amount at any time after the Policy has been issued. After a Policy has been in force for one year, the policyowner, under attained age 85, may adjust the existing insurance coverage by decreasing the Specified Amount. The increase or decrease must be at least $25,000. To make a change, the policyowner must send a written request and the Policy to Chubb Life. Any change in the Specified Amount will affect a policyowner's cost of insurance charge. An increase in the Specified Amount will affect the determination of the amount available for a Type A loan; decreases in the Specified Amount will not have any such effect. Any increase in the Specified Amount will become effective on the monthly anniversary date after the Date of Receipt for the request. Any decrease in Specified Amount will first apply to coverage provided by the most recent Specified Amount increase, then to the next most recent increases successively and finally to the coverage under the original application. By applying decreases in this manner, savings, generally, may be realized by a policyowner since additional costs and limitations associated with increases in Specified Amounts would be eliminated first. To apply for an increase in the Specified Amount, a supplemental application must be completed and evidence satisfactory to Chubb Life that the Insured is insurable must be submitted. Any approved increase in the Specified Amount will become effective on the date shown in the Supplemental Policy Specifications Page. Such increase will not become effective, however, if the Policy's cash value is insufficient to cover the deduction for the cost of the increased insurance for the policy month following the increase. Such an increase may require a payment or future increased Planned Periodic Premiums. Policyowners should consult their insurance advisers regarding the availability of the Primary Insured Term Rider described below as an alternative way of increasing coverage. See "CHARGES AND DEDUCTIONS."

 Guaranteed Death Benefit. The policyowner may add a Guaranteed Death Benefit Rider to the Policy under which the death benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on issue age, sex, smoking status, underwriting class, Specified Amount and death benefit option. If the Specified Amount is increased, an additional premium, based on attained age, will be required for such increase. There is a monthly charge for this rider. See "Optional Insurance Benefits."

 Combined Requests. Policyowners may combine requests for changes in the Specified Amount and the death benefit option and requests for withdrawals. The requirements and limitations that apply to each change will apply to the combined transactions, including any required evidence of insurability, Specified Amount and premium limitations, effectiveness on the monthly anniversary date following the Date of Receipt of the request, and the sufficiency of cash value to keep the Policy in force for the month following the transaction.

 The effect of a combined transaction on the cost of insurance, the amount of the death benefit proceeds and the premium limitations will be the net result of such effects for each such transaction considered separately. For example, combining a request for a withdrawal under Option I with a request for an increase in the Specified Amount will result in a greater amount at risk, an increase in the cost of insurance and a requirement of evidence of insurability. Policyowners should consider the net result of a combined transaction in light of insurance needs, financial circumstances and tax consequences.

 Maturity of the Policy. As long as the Policy remains in force, Chubb Life will pay the Policy's cash value, less outstanding policy debt, if any, on the maturity date. Benefits at maturity may be paid in a lump sum or under an optional payment plan. The maturity date is the date shown in the Policy. To change the maturity date, a written request and the Policy must be sent to Chubb Life. The Date of Receipt for any request must be before the maturity date then in effect. The requested maturity date must be (i) on a policy anniversary, (ii) at least one year from the Date of Receipt of the request,
(iii) after the tenth policy year and (iv) on or before the policy anniversary nearest to the Insured's 95th birthday.

 Optional Insurance Benefits. Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. More detailed information concerning such riders may be obtained from the agent selling the Policy. Additional riders, developed after the effective date of this Prospectus, may also be available as optional insurance benefits to the Policy. The agent selling the Policy should be consulted regarding the availability of any such additional riders. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. See "CHARGES AND DEDUCTIONS."

 (a) Children's Term Insurance Rider. This benefit provides increments of level term insurance on the Insured's children, as defined in the rider. Under the terms of this rider, Chubb Life will pay the death benefit set forth in the rider to the proper beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the Children's Term Insurance Rider will continue in force under its terms without additional monthly charges.

 (b) Guaranteed Insurability Rider. This benefit provides that the Insured can purchase additional insurance at certain future dates without evidence of insurability. Under the terms of the rider, the Insured may, without evidence of insurability, increase the Specified Amount of the Policy on an option date, as defined in the rider.

 (c) Accidental Death Benefit Rider. This benefit provides additional insurance if the Insured's death results from an accident, as defined in the rider.

 (d) Waiver of Premium Disability Rider. This benefit provides for the waiver of monthly deductions while the Insured is totally disabled, as defined in the rider.

 (e) Exchange of Insured Rider. This benefit provides that the Policy may be exchanged for a reissued policy on the life of a substitute insured, subject to the conditions stated in the rider. See "FEDERAL TAX MATTERS."

 (f) Terminal Illness Accelerated Benefit Rider. This benefit advances up to 50% of a policy's eligible death benefit, subject to a $250,000 maximum per insured, if it is medically determined that the insured is terminally ill and has a life expectancy of six months or less, as defined in the rider. Upon the payment of the accelerated benefit payment, the amount of the death benefit, the Specified Amount, the cash value and the accumulation value are reduced by the same ratio as the requested portion of the death benefit bears to the original death benefit. Such reduction will be allocated among the General Account and the divisions of Separate Account A on a pro rata basis. While this benefit is offered at no additional premium cost or surrender charge, an actuarial discount as described in the rider, which reflects the early payment of amounts held under the Policy, will be deducted from the requested portion of the death benefit. In addition, Chubb Life imposes an administrative expense charge not to exceed the lesser of the actual cost of administering the exercise of the rider or $300. Chubb Life will deduct from the requested portion of the death benefit a prorated portion of any outstanding policy loans and any premiums which are unpaid within the grace period. Cost of insurance charges are adjusted to reflect the reduction in the death benefit. Future charges under the Policy will depend on whether a Waiver of Premium Disability Rider is in force. See "FEDERAL TAX MATTERS."

 (g) Extension of Maturity Date Rider. This benefit allows the policyowner to extend the original Maturity Date of the Policy under the terms set forth in the rider.

 (h) Other Insured Term Rider. This benefit provides increments of level term insurance on the life of an insured other than the Insured under the Policy.

 (i) Primary Insured Term Rider. This benefit provides increments of level term insurance on the life of the Insured under the terms set forth in the rider. See "FEDERAL TAX MATTERS".

 (j) Waiver of Specified Premium Rider. This benefit provides for the payment by Chubb Life of a specified monthly premium into the Policy while the Insured is totally disabled, as defined in the rider.

 (k) Guaranteed Death Benefit Rider. This benefit guarantees that the Policy will stay in force with a death benefit equal to the Specified Amount, even if the cash value less policy debt is not sufficient to pay the monthly deduction, provided that cumulative premiums paid, less loans and withdrawals, are greater than or equal to the guaranteed death benefit premium multiplied by the number of months the policy has been in force. This cumulative premium requirement must be met at all times for the rider to stay in force. A monthly charge of $.01 per $1,000 of Specified Amount will be deducted from the Policy's accumulation value.

 (l) Automatic Increase Rider. This rider allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to certain limitations set forth in the rider.

 Settlement Options. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of four methods. A settlement option may be designated by notifying Chubb Life in writing. A lump sum payment of proceeds under the Policy will be made if a settlement option is not designated. Any amount left with Chubb Life for payment under an optional payment plan will be transferred to the account of the beneficiary in the General Account on the date Chubb Life receives written instructions. During the life of the Insured, the policyowner may select a plan. If a payment plan has not been chosen at the Insured's death, a beneficiary can choose a plan. If a beneficiary is changed, the payment plan selection will no longer be in effect unless the policyowner requests that it continue. An option may be elected only if the amount of the proceeds is $2,000 or more. Chubb Life reserves the right to change the interval of payments to 3, 6 or 12 months, if necessary, to increase the guaranteed payments to at least $20 each.

 OPTION A.

 Installments of a specified amount. Payments of an agreed amount to be made each month until the proceeds and interest are exhausted.

 OPTION B.

 Installments for a specified period. Payments to be made each month for an agreed number of years.

 OPTION C.

 Life income. Payments to be made each month for the lifetime of the payee. It is guaranteed that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

 OPTION D.

 Interest. Payment of interest on the proceeds held by Chubb Life calculated at the compound rate of 3% per year. Interest payments will be made at 12, 6, 3 or 1 month intervals, as agreed upon.

 The interest rate for Options A, B, and D will not be less than 3% per year. The interest rate for Option C will not be less than 2 1/2% per year. Interest in addition to that stated may be paid or credited from time to time under any option, but only in the sole discretion of Chubb Life.

 Unless otherwise stated in the election of an option, the payee of policy benefits shall have the right to receive the withdrawal value under that option. For Options A and D, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. To receive this value, the payee must submit evidence of insurability acceptable to Chubb Life. Otherwise, the withdrawal value shall be the commuted value of any remaining guaranteed payments. If the payee should be alive at the end of the guaranteed period, the payment will be resumed on that date. The payment will then continue for the lifetime of the payee.

 If a payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

                       CALCULATION OF ACCUMULATION VALUE

 The Policy provides for an accumulation value, which will be determined on a daily basis. Accumulation value is the sum of the values in the divisions of Separate Account A plus the value in the General Account. The Policy's accumulation value in the divisions of Separate Account A is calculated by units and unit values under the Policies, as described below. The Policy's accumulation value will reflect a number of factors, including the investment experience of the divisions of Separate Account A that are invested in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. Accumulation values in Separate Account A are not guaranteed as to dollar amount.

 On the Allocation Date, the accumulation value in Separate Account A is the initial premium payments, reduced by the premium tax charge, plus interest earned prior to the Allocation Date, and less the monthly deduction for the first policy month. On the Allocation Date, the initial number of units credited to Separate Account A for the Policy will be established.

At the end of each valuation period thereafter, the accumulation value in a division of Separate Account A is (i) plus (ii) plus (iii) minus (iv) minus
(v) where:

   (i) is the accumulation value in the division on the preceding valuation date multiplied by the net investment factor, as described below, for the current valuation period,

   (ii) is any net premium received during the current valuation period which is allocated to the division,

   (iii) is all accumulation values transferred to the division from another division or the General Account during the current valuation period,

   (iv) is all accumulation values transferred from the division to another division or the General Account and accumulation values transferred to secure a policy debt during the current valuation period, and

   (v) is all withdrawals from the division during the current valuation period.

 In addition, whenever a valuation period includes the monthly anniversary date, the accumulation value at the end of such period is reduced by the portion of the monthly deduction allocated to the division.

 The Policy's total accumulation value in Separate Account A equals the sum of the Policy's accumulation value in each division thereof.

 Unit Values. Units are credited to a policyowner upon allocation of net premiums to a division. Each net premium payment allocated to a division will increase the number of units in that division. Both full and fractional units are credited. The number of units and fractional units is determined by dividing the net premium payment by the unit value of the division to which the payment has been allocated. The unit value of each division is determined on each valuation date. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each division's units will vary depending upon the investment performance of the corresponding Portfolio of the Fund.

 Certain transactions affect the number of units in a division under a Policy. Loans, surrenders and withdrawals, withdrawal and transfer fees and charges, the surrender charge, and monthly deductions involve the redemption of units and will decrease the number of units. Transfers of accumulation value among divisions will reduce or increase the number of units in a division, as appropriate.

 The unit value of each division's units initially under the Policies was $10.00. Thereafter, the unit value of a division on any valuation date is calculated by multiplying (1) by (2) where:

   (1) is the division's unit value on the previous valuation date; and

   (2) is the net investment factor for the valuation period then ended.

 The unit value of each division's units on any day other than a valuation date is the unit value as of the next valuation date and is used for the purpose of processing transactions.

 Net Investment Factor. The net investment factor measures the investment experience of each division of Separate Account A and is used to determine changes in unit value from one valuation period to the next valuation period. The net investment factor for a valuation period is (i) divided by (ii) minus
(iii) where:

   (i) is (a) the value of the assets of the division at the end of the preceding valuation period, plus (b) the investment income and capital gains, realized or unrealized, credited to the assets of the division during the valuation period for which the net investment factor is being determined, minus (c) capital losses, realized or unrealized, charged against those assets during the valuation period, minus (d) any amount charged against the division for taxes or any amount set aside during the valuation period by Chubb Life to provide for taxes attributable to the operation or maintenance of that division, and

   (ii) is the value of the assets of the division at the end of the preceding valuation period, and

   (iii) is a charge no greater than .0024657% on a daily basis. This corresponds to .90% on an annual basis for mortality and expense risks.

                              CASH VALUE BENEFITS

 So long as it remains in force, the Policy provides for certain benefits prior to the maturity date. Subject to certain limitations, the policyowner may at any time obtain cash value by surrendering the Policy or making withdrawals from the

Policy. The cash value equals the accumulation value less any surrender charge. In addition, the policyowner has certain policy loan privileges under the Policy.

 Surrender Privileges. As long as the Policy is in force, a policyowner may surrender the Policy or make a withdrawal from the Policy at any time by sending a written request to Chubb Life. See "FEDERAL TAX MATTERS--Policy Proceeds."

 The surrender value of the Policy equals the cash value less any outstanding policy debt. The surrender value will be determined at the end of the valuation period during which the request for a surrender or withdrawal is received. Proceeds will generally be paid within seven days of the Date of Receipt of a request for surrender or withdrawal.

 The amount payable upon surrender of the Policy is the surrender value at the end of the valuation period during which the request is received. The surrender value may be paid in a lump sum, within seven days of the Date of Receipt of the request, or under one of the optional payment plans specified in the Policy. See "POLICY BENEFITS AND RIGHTS--Settlement Options."

 A policyowner can obtain a portion of the Policy's cash value by withdrawal of cash value from the Policy. A withdrawal from a Policy is subject to the following conditions:

   A. The amount withdrawn may not exceed the cash value less any outstanding debt.

   B. The minimum amount that may be withdrawn is $500.

   C. A charge equal to the lesser of $25 or 2% of the amount of the withdrawal will be deducted from the amount of each withdrawal.

 Withdrawals generally will affect the Policy's accumulation value, cash value and the life insurance proceeds payable under the Policy. The Policy's cash value will be reduced by the amount of the withdrawal. The Policy's accumulation value will be reduced by the amount of the withdrawal plus a pro-rata surrender charge. Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus a pro-rata surrender charge, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. See "POLICY BENEFITS AND RIGHTS--Combined Requests."

 Under Option I, which provides for life insurance proceeds equal to the greater of the Specified Amount or the accumulation value of the Policy at the date of death multiplied by the corridor percentage provided by the Code, the Specified Amount will be reduced by the amount of the withdrawal plus the pro-rata surrender charge. The Specified Amount remaining after a withdrawal may not be less than $10,000. As a result, Chubb Life will not effectuate any withdrawal that would reduce the Specified Amount below this minimum. If increases in Specified Amount previously have occurred, a withdrawal will first reduce the Specified Amount of the most recent increase, then the most recent increases successively, then the coverage under the original application. If the life insurance proceeds payable under either death benefit option, both before and after the withdrawal, is the accumulation value multiplied by the corridor percentage, a withdrawal generally will result in a reduction in life insurance proceeds equal to the amount paid upon withdrawal, multiplied by the corridor percentage then in effect.

 Under Option II, which provides for life insurance proceeds equal to the Specified Amount plus accumulation value, a reduction in accumulation value as a result of a withdrawal will typically result in a dollar per dollar reduction in the life insurance proceeds payable under the Policy.

 A policyowner may allocate a withdrawal among the General Account and the divisions of Separate Account A. If no such allocation is made, a withdrawal will be allocated among the General Account and the divisions of Separate Account A in the same proportion that the accumulation value in the General Account, less any policy debt, and the accumulation value in each division bears to the total accumulation value of the Policy, less any policy debt, on the date of withdrawal. See "FEDERAL TAX MATTERS--Policy Proceeds."

 Policy Loans. So long as the Policy remains in force, a policyowner may borrow money from Chubb Life at any time after the first policy anniversary using the Policy as the only security for the loan. Loans have priority over the claims of any assignee or any other person. Generally, the maximum loan amount is 90% of the cash value at the end of the valuation period during which the loan request is received. The maximum amount which may be borrowed at any given time is the maximum loan amount reduced by any outstanding policy debt.

 Proceeds of policy loans ordinarily will be disbursed within seven days from the Date of Receipt of a request for a loan by Chubb Life, although payments may be postponed under certain circumstances. See "OTHER MATTERS--Postponement of Payments". Chubb Life may, in its discretion, permit loans to be made by telephone if the proper authorization form is on file with Chubb Life. So long as the Policy remains in force, the loan may be repaid in whole or in part without penalty at any time while the Insured is living.

 When a policy loan is made, a portion of the Policy's accumulation value sufficient to secure the loan will be transferred to the General Account. A policy loan removes the proceeds from the investment experience of Separate Account A which will have a permanent effect on the accumulation value and death benefit even if the loan is repaid. Any loan interest that is due and unpaid will also be so transferred. Accumulation value equal to policy debt in the General Account will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account. As an administrative practice and in Chubb Life's sole discretion, if the interest rate currently credited to the General Account falls below 6%, the accumulation value held in the General Account for loan collateral may continue to earn interest at 6%. The policyowner may allocate a policy loan among the General Account and the divisions of Separate Account A. If no such allocation is made the loan will be allocated among the General Account and divisions of Separate Account A in the same proportion that the accumulation value in the General Account less policy debt and the accumulation value in each division bears to the total accumulation value of the Policy, less policy debt, on the date of the loan.

 Chubb Life will charge interest on any outstanding policy loan. The maximum interest rate on policy loans is 8%, compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of accumulation value held in the General Account to secure loans. The amount available at any time for a Type A loan equals the maximum loan amount less the DEFRA Guideline Single Premium ("DGSP"), as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans; a Type B loan is charged the prevailing interest rate, but not more than the maximum. It is possible for one loan request to result in both a Type A and a Type B loan. A request for a loan will be granted first as a Type A loan, to the extent available, and then as a Type B loan. Once a policy loan is granted, it remains a Type A or Type B until it is repaid. Increases in the Specified Amount will affect the determination of the amount available for a Type A loan; however, decreases in the Specified Amount will not have any such effect.

 Chubb Life may, in its sole discretion, charge lower interest rates in the future. If the loan interest rate is ever less than 8%, Chubb Life can increase the rate once each policy year but by not more than 1% per year. With respect to outstanding policy loans, Chubb Life will send notice of any change in the interest rate to the policyowner and any assignee of record at Chubb Life at least 30 days before the effective date of the increase. The effective date of any increase in such interest rate shall not be less than twelve months after the effective date of the establishment of the previous rate. Interest is due and payable at the end of each policy year, and any interest not paid when due becomes loan principal.

 Where applicable, loans are subject to conditions and requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"), as well as the terms of any retirement plan in connection with which the Policy has been purchased. The ERISA rules relating to loans are complex and vary depending on the individual circumstances of each Policy. Employers and policyowners should consult with qualified advisers before exercising the loan privileges.

 Policy debt equals the total of all outstanding policy loans and accrued interest on policy loans. If policy debt exceeds cash value, Chubb Life will notify the policyowner and any assignee of record. A payment at least equal to the amount of excess policy debt above the cash value must be made to Chubb Life within 61 days from the date the notice is mailed, otherwise, the Policy will lapse and terminate without value. The Policy may, however, later be reinstated, subject to satisfactory proof of insurability and the payment of a reinstatement premium. See "THE POLICY--Reinstatement".

 So long as the Policy remains in force, policy debt may be repaid in whole or in part at any time during the Insured's life. If there is any existing policy debt, premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, will be applied as premium. Premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, will first be applied as policy loan repayments, then as premium when the policy debt is repaid. For policyowners with both Type A and Type B loans, repayments of the loan will be applied first to Type B loans and then to Type A loans. Upon repayment, the Policy's accumulation value securing the repaid portion of the debt in the General Account will be transferred to the General Account and the divisions of Separate Account A using the same percentages used to allocate net premiums. A policyowner may make loan prepayments on a pre-authorized check basis. Any outstanding policy debt is subtracted from life insurance proceeds payable at the Insured's death, from accumulation value upon surrender, and from cash value payable at maturity. In the event that the Policy lapses due to insufficient cash value resulting from loans, the policyowner may be taxed on the total appreciation under the Policy.

                                 OTHER MATTERS

 Voting Rights. To the extent required by law, Chubb Life will vote the Funds' shares held in the various divisions of Separate Account A at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in Separate Account A. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change and, as a result, Chubb Life determines that it is permissible to vote the Funds' shares in its own right, it may elect to do so. The number of votes on which each policyowner has the right to instruct will be determined by dividing the Policy's accumulation value in a division of Separate Account A by the net asset value per share of the corresponding Portfolio in which the division invests, or as otherwise required by law. Fractional shares will be counted. The number of votes on which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds. Chubb Life will vote the Funds' shares as to which no instructions are received in proportion to the voting instructions which are received with respect to all Policies participating in the Funds in accordance with applicable law. Each person having a voting interest will receive proxy material, reports and other materials relating to the Funds. The shares held by Chubb Life, including shares for which no voting instructions have been received, shares held in Separate Account A representing charges imposed by Chubb Life against Separate Account A under the Policies and shares held by Chubb Life that are not otherwise attributable to Policies, will also be voted by Chubb Life in proportion to instructions received from the owners of variable life insurance policies funded through Separate Account A. Chubb Life reserves the right to vote any or all such shares at its discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

 Chubb Life may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Funds or disapprove an investment advisory contract of the Funds. In addition, Chubb Life may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment adviser of the Funds if Chubb Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Chubb Life determined that the change would be inconsistent with the investment objectives of Separate Account A or would result in the purchase of securities for Separate Account A which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by Chubb Life or any affiliate of Chubb Life which have similar investment objectives. In the event that Chubb Life does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semi-annual report to the policyowner.

 Additions, Deletions or Substitutions of Investments. Chubb Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any division or which any division may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of Chubb Life's management, further investment in shares of the Funds should become inappropriate in view of the purposes of the Policy, Chubb Life may substitute shares of any other investment company for shares already purchased, or to be purchased in the future under the Policies. No substitution of securities will take place without notice to and consent of policyowners and without prior approval of the Commission, all to the extent required by the 1940 Act. Any surrender due to a change in the Portfolio's investment policy will incur any applicable surrender charges.

 Each class of the Funds' stock is subject to certain investment restrictions which may not be changed without the approval of the majority of the holders of such series. See the accompanying prospectuses for the Funds.

 Annual Summary. Each year a summary will be sent to the policyowner which shows the current accumulation value, cash value, premiums paid and all charges since the last annual summary as well as the balance of outstanding policy loans. Chubb Life will also send to the policyowner the reports required by the 1940 Act.

 Confirmation. Confirmation notices (or other appropriate notification) will be mailed promptly at the time of the following transactions:

   (1) policy issue;

   (2) receipt of premium payments;

   (3) initial allocation among divisions on the allocation date;

   (4) transfers among divisions;

   (5) change of premium allocation;

   (6) change between Option I and Option II;

   (7) increases or decreases in Specified Amount;

   (8) withdrawals;

   (9) receipt of loan repayments; and

   (10) reinstatements.

 Limitation on Right to Contest. Chubb Life will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amount, after the Policy has been in force during the lifetime of the Insured for a period of two years from the policy date. This provision does not apply to any benefits provided by a rider which grants disability benefits or an added benefit in the event that death results from an accident. Any increase in the Specified Amount will not be contested after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

 Misstatements. If the age or sex of the Insured has been misstated in an application, including a reinstatement application, the amount payable under the Policy by reason of the death of the Insured will be equal to the sum of the following:

   1. The accumulation value on the date of death less any policy debt; and

   2. The death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the Insured's true age or sex.

 Suicide. The Policy does not cover the risk of suicide within two years from the policy date or two years from the date of any increase in Specified Amount with respect to such increase, whether the Insured is sane or insane, unless otherwise specified by state law. In the event of suicide within two years of the policy date, the only liability of Chubb Life will be a refund of premiums paid, without interest, less any policy debt and less any withdrawal. In the event of suicide within two years of an increase in Specified Amount, the only liability of Chubb Life will be a refund of the cost of insurance for such increase, plus death benefits payable without regard to suicide, if any.

 Beneficiaries. The original beneficiaries and contingent beneficiaries are designated by the policyowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with Chubb Life. One or more primary or contingent beneficiaries may be named in the application. In such case, the proceeds of the Policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyowner.

 Postponement of Payments. Payment of any amount upon surrender, withdrawal, policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of policyowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of net assets in Separate Account A.

 Assignment. The Policy can be assigned as collateral security. Chubb Life must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by Chubb Life prior to its notification of such assignment. Chubb Life is not responsible for the validity of an assignment. A policyowner's rights and the rights of the beneficiary may be affected by an assignment. See "FEDERAL TAX MATTERS."

 Illustration of Benefits and Values. The policyowner may request illustrations of death benefits, accumulation values and cash values at any time after the policy date. Illustrations will be based on the existing accumulation value and cash value at the time of the request and both the maximum and the then current costs of insurance rates. Such illustrations are currently available to policyowners at no charge. Although Chubb Life reserves the right to assess a charge, no greater than $25 and with advance notice to policyowners, it has no present intention to do so. See "CHARGES AND DEDUCTIONS--Administrative Fees."

 Non-Participating Policy. The Policy does not share in any surplus distributions of Chubb Life. No dividends are payable with respect to the Policy.

                              THE GENERAL ACCOUNT

POLICYOWNERS MAY ALLOCATE NET PREMIUMS AND TRANSFER ACCUMULATION VALUE TO THE GENERAL ACCOUNT. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS, AND CHUBB LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

 General Description. The General Account consists of all assets owned by Chubb Life other than those in Separate Account A and other separate accounts which may be established by Chubb Life. Subject to applicable law, Chubb Life has sole discretion over the investment of the assets of the General Account.

 A policyowner may elect to allocate net premiums to the General Account or to transfer accumulation value to or from the divisions of Separate Account A and the General Account. The allocation or transfer of funds to the General Account does not entitle a policyowner to share in the investment experience of the General Account. Instead, Chubb Life guarantees that accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4 1/2%, independent of the actual investment experience of the General Account. Chubb Life is not obligated to credit interest at any higher rate, although Chubb Life may, in its sole discretion, do so.

 If the Date of Receipt of the initial premium is prior to the date Chubb Life either issues the Policy or offers to issue the Policy on a basis other than as applied for, that initial net premium, less any monthly deductions, will be credited with interest at the rate currently being credited to the General Account. This amount will be credited with interest for the period between the date the premium is received (or the policy date, whichever is later) and the date Chubb Life issues the Policy or the applicant refuses Chubb Life's offer to issue the Policy on a basis other than as applied for. No interest will be credited for the above period if the initial premium is less than $500. In those instances when Chubb Life declines to issue a Policy, the entire premium paid, if greater than $500, will be returned with interest; interest will be credited from the Date of Receipt to the date the application is rejected. No interest will be credited for such initial premiums if the Policy issued as applied for is not accepted or the "free look" is exercised; Chubb Life will retain any interest earned.

 The Policy. This Prospectus describes a flexible premium variable life insurance policy. Net premiums may be allocated to the General Account or to Separate Account A or to both. This Prospectus is generally intended to serve as a disclosure document for the aspects of the Policy involving Separate Account A. For more information regarding the General Account, see the Policy itself, or discuss the Policy with your insurance agent.

 General Account Benefits. If the policyowner pays the same premiums as scheduled, allocates all net premiums only to the General Account and makes no transfers, withdrawals, or policy loans, the minimum amount and duration of the death benefit will be fixed and guaranteed. The policyowner may select either death benefit Option I or II under the Policy and may change the Policy's Specified Amount subject to satisfactory evidence of insurability, if required.

 General Account Accumulation Value. Net premiums allocated to the General Account are credited to the Policy. Prior to the allocation date, the initial net premium is deposited in the General Account, and those net premiums are credited to the Policy. On the allocation date the initial net premium payments deposited in the General Account, plus interest earned, will be allocated among the divisions of Separate Account A and the General Account as instructed by the policyowner in the application. The accumulation value in the General Account on the allocation date is equal to the portion of the net premium payments, plus interest earned, which have been paid and allocated to the General Account, less the portion of the first monthly deduction allocated to the General Account.

 Chubb Life guarantees that interest credited to each policyowner's accumulation value in the General Account will not be less than an effective annual rate of at least 4 1/2% per year. Chubb Life may, IN ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4 1/2% per year, and might not do so. ANY

INTEREST CREDITED ON THE POLICY'S ACCUMULATION VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4 1/2% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF CHUBB LIFE. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4 1/2% PER YEAR. Accumulation value in the General Account that equals indebtedness will be credited interest daily at the lesser of an effective annual rate of 6% per year or the interest rate currently credited to the General Account. The accumulation value in the General Account will be calculated on each monthly anniversary date of the Policy, or on any other date with consistent adjustments.

 Chubb Life guarantees that, at any time prior to the maturity date, the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4 1/2% per year, plus any excess interest which Chubb Life credits and any amounts transferred into the General Account, less the sum of all charges allocable to the General Account and any amounts deducted from the General Account in connection with withdrawals or transfers to Separate Account A.

 Determination of Charges. The portion of the monthly deduction attributable to the General Account will be determined as of the actual monthly anniversary date, even if the monthly anniversary date does not fall on a valuation date.

 Premium Deposit Fund. As a convenience to policyowners, Chubb Life permits policyowners to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rate of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be annually reported on Form 1099 to the policyowner. An amount equal to the Planned Periodic Premium will be transferred on the policy date to pay premiums on the policy. Policyowners may withdraw all or part of the funds from the PDF at any time. No commissions are earned or paid until premium payments are made pursuant to transfers from the PDF.

                          DISTRIBUTION OF THE POLICY

 The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Chubb Life, are also registered representatives of Chubb Securities Corporation, the principal underwriter of the policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. Chubb Securities Corporation is a New Hampshire corporation organized in 1969. Chubb Securities Corporation is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions are payable under various schedules and accordingly will vary with the form of commission schedule selected, but, in any event, are not expected to exceed 80% of first year gross premiums and 19% of gross premiums for the second through fifteenth policy years. Alternative commission schedules will reflect differences in up-front commissions versus ongoing asset-based compensation. Ongoing asset-based compensation will vary with the accumulation value less policy debt used to calculate such compensation amounts. These commissions include amounts paid to agents writing the Policy and district managers.

 The Distribution Agreement with Chubb Securities Corporation took effect on February 27, 1985, was amended for technical reasons on January 24, 1989, and continues until terminated by either party on 60 days notice. Chubb Securities Corporation is not obligated to sell any specified amount of Policies and may not assign its responsibilities under the Distribution Agreement. The aggregate amounts paid to Chubb Securities Corporation under the Distribution Agreement were $22,502,715 in 1996, $15,333,468 in 1995 and $15,190,893 in
1994. Chubb Life reimburses Chubb Securities Corporation for its expenses under the Distribution Agreement.

 Chubb Securities Corporation is engaged in the sale and distribution of various other securities, including other flexible premium variable life policies. It acts as principal underwriter for other flexible premium variable life policies and variable annuity contracts issued by Chubb Life (and its affiliated insurance companies), and for the Chubb America Fund, Inc. and the Chubb Investment Funds, Inc. mutual funds. It sells a number of mutual fund shares as well as shares of other securities and limited partnership interests in both public and private limited partnerships. Mutual fund shares available for sale by Chubb Securities Corporation are sold pursuant to non-exclusive selling agreements with the distributors of the mutual funds.

 The Policies may also be sold through other broker-dealers that enter into agreements with Chubb Securities Corporation for this purpose. Any such broker-dealers will be registered under the Securities Exchange Act of 1934 and their representatives selling the Policies will be authorized under applicable insurance laws and regulations to sell insurance products of this type. It is not expected that the compensation paid by Chubb Life in connection with such sales will exceed that described above for sales by Chubb Securities Corporation's registered representatives.

 Group or Sponsored Arrangements. Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis. A group or sponsored arrangement may also include certain programs under which Policies are issued to current and retired employees (and certain members of their families) of Chubb Life and its affiliates.

 Chubb Life may reduce the following types of charges for Policies issued in connection with group or sponsored arrangements: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer, the guaranteed death benefit charge and charges for optional rider benefits. Chubb Life may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis. Due to the underwriting criteria established for Policies issued on a non-medical, guaranteed issue basis, actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. In addition, Chubb Life may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

 Certain charges or underwriting requirements set forth in this Prospectus may also be reduced or eliminated for Policies issued in connection with an exchange of another Chubb Life policy or contract or policies or contracts of any affiliates of Chubb Life.

 The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements, and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. The charges will be reduced in accordance with Chubb Life's company practice in effect when the Policy is issued. The elimination or modification of underwriting requirements will be done in accordance with Chubb Life's administrative procedures with respect to underwriting when the Policy is issued. Reductions and modifications will not be made where prohibited by applicable law and will not be unfairly discriminatory against any person including the purchasers to whom the reduction or modification applies and all other Owners of the Policy.

                            MANAGEMENT OF CHUBB LIFE

                 Executive Officers and Directors of Chubb Life

                                   DIRECTORS

                         PRINCIPAL OCCUPATION AND
NAME                     BUSINESS ADDRESS
----                     ------------------------
 John C. Beck........... Managing Partner
                         Beck, Mack & Oliver
                         330 Madison Avenue--31st Floor
                         New York, NY 10017-5001
 James I. Cash.......... Professor
                         Harvard Business School
                         Soldiers Field Road
                         Boston, Massachusetts 02163
*Percy Chubb, III....... Vice Chairman
                         The Chubb Corporation
                         (also serves as Vice Chairman of Chubb Life Insurance Company of  America)
                         15 Mountain View Road
                         P.O. Box 1615
                         Warren, New Jersey 07061-1615
 Joel J. Cohen.......... Managing Director
                         Donaldson, Lufkin & Jenrette Securities Corporation
                         140 Broadway, 49th Floor
                         New York, NY 10005
 David H. Hoag.......... Chairman, President & CEO
                         The LTV Corporation
                         25 West Prospect Avenue
                         Cleveland, OH 44115
 Robert V. Lindsay...... Former President
                         J.P. Morgan & Co., Inc.
                         Altamont Road
                         Millbrook, NY 12545
 Thomas C. MacAvoy...... Professor
                         Darden Graduate School of Business Administration
                         University of Virginia
                         Box 6550
                         Charlottesville, VA 22906-6550
 Gertrude G. Michelson.. R.H. Macy & Co., Inc.
                         Herald Square--13th Floor
                         New York, NY 10001
*Dean R. O'Hare......... Chairman and President
                         The Chubb Corporation
                         (also serves as Chairman of Chubb Life Insurance Company of
                         America)
                         15 Mountain View Road
                         P.O. Box 1615
                         Warren, NJ 07061-1615
 Warren B. Rudman....... Partner
                         Paul, Weiss, Rifkind, Wharton & Garrison
                         1615 L Street, N.W., Suite 1300
                         Washington, D.C. 20036
 Sir David G. Scholey,   Chairman
 CBE.................... S.G. Warburg Group plc
                         One Finsbury Avenue
                         London EC2M 2PA England

                              PRINCIPAL OCCUPATION AND
NAME                          BUSINESS ADDRESS
----                          ------------------------
 Raymond G.H. Seitz.......... Former Ambassador of the United States of America
                              10 Trevor Square
                              London SW7 1DT, England
 Lawrence M. Small........... President and Chief Operating Officer
                              Federal National Mortgage Association
                              3900 Wisconsin Avenue, NW
                              Washington, DC 20016
 Richard D. Wood............. Former Chairman
                              Eli Lilly and Company
                              Lilly Corporate Center
                              Indianapolis, IN 46285

-------
* Executive Officer of Chubb Life

                   EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

NAME                        POSITION
----                        --------
Theresa M. Stone..........  President and Chief Executive Officer
David S. Fowler...........  Vice Chairman
Charles C. Cornelio.......  Executive Vice President, Assistant Secretary and
                             Chief Administrative Officer
Richard V. Werner.........  Executive Vice President and Chief Financial Officer
Ronald R. Angarella.......  Senior Vice President
Frederick H. Condon.......  Senior Vice President, General Counsel and Secretary
Vincent G. Mace, Jr. .....  Senior Vice President and Group Actuary
Michael O'Reilly..........  Senior Vice President
Warren L. Reynolds........  Senior Vice President
Paul J. Strong............  Senior Vice President
John W. Wells.............  Senior Vice President
Thomas M. Bodrogi.........  Vice President
Margaret O. Cain..........  Vice President
Rebecca M. Clark..........  Vice President
Mark Connolly.............  Vice President
Ronald H. Emery...........  Vice President
J. Michael Gannon.........  Vice President, Counsel
Ned I. Gerstman...........  Vice President
Donald M. Kane............  Vice President
Patrick A. Lang...........  Vice President
Deborah A. Leitch.........  Vice President
Sandra MacIntyre..........  Vice President
Edward C. MacKenzie.......  Vice President
Donna L. Metcalf..........  Vice President
Thomas E. Murphy, Jr.,
 M.D. ....................  Vice President and Associate Medical Director
Kenneth L. Robinson, Jr. .  Vice President
James M. Sandelli.........  Vice President
Russell C. Simpson........  Vice President and Treasurer
William A. Spencer........  Vice President
William H. Tate...........  Vice President
John A. Thomas............  Vice President
Ernest J. Tsouros.........  Vice President
David G. Underwood, MD....  Vice President and Medical Director

                        STATE REGULATION OF CHUBB LIFE

 Chubb Life Insurance Company of America is governed under the laws of the state of New Hampshire and is subject to regulation by the Insurance Commissioner of New Hampshire. An annual statement is filed with the New Hampshire Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of Chubb Life as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of Chubb Life and Separate Account A and verifies their adequacy and a full examination of Chubb Life's operations is conducted by the Commissioner at least every five years.

 In addition, Chubb Life is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

 Tax Considerations. The following description is a brief summary of some of the tax rules, primarily related to federal income taxes under the Code, which, in the opinion of Chubb Life, are currently in effect.

 Policy Proceeds. The Policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, the Policy should qualify as a life insurance contract for federal income tax purposes, with the result that all death benefits paid under the Policy will generally be fully excludable from the gross income of the Policy's beneficiary for federal income tax purposes. Policyowners should consult with their own tax advisers in this regard.

 The federal income tax treatment of a distribution from the Policy will depend on whether a Policy is a life insurance contract and also if it is determined to be a "modified endowment contract," as defined by the Code. Chubb Life will notify a policyowner if the amount of premiums paid in would cause a Policy to be a modified endowment contract and will allow a refund of the excess premium. Thus, the policyowner may choose to have the Policy treated as a modified endowment contract.

 A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

 Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

 If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless the policyowner requests a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

 If a policy is deemed to be a modified endowment contract, any distribution from the policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income-first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent accumulated value under the policy exceeds investment in the policy.

 A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

 To the extent a policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter will be taxable income to the policyowner. Also, any distributions within two years before a policy becomes a modified endowment contract will also be income taxable to the policyowner to the extent that accumulation value exceeds investment in the policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

 In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that, for policies entered into on or after October 21, 1988, reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. Chubb Life believes that the Policies meet this definition. As long as a Policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

 The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, policyowners are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to an individual policyowner's situation.

 Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as indebtedness of the policyowner. Policyholders are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

 Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 policy years may create taxable income for the policyowner. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 policy years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums the policyowner has paid that have not been previously withdrawn.

 If a policyowner makes a partial withdrawal, surrender, loan or exchange of the Policy, Chubb Life may be required to withhold federal income tax from the portion of the money received by the policyowner that is includible in the policyowner's federal gross income. A policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before Chubb Life makes the payment. In addition, if a policyowner fails to provide Chubb Life with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Chubb Life that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, a policyowner is liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If a policyowner elects not to have federal income tax withheld, or if the amount withheld is insufficient, then the policyowner may be responsible for payment of estimated tax. A policyowner may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. Chubb Life suggests that policyowners consult with a tax adviser or attorney as to the tax implications of these matters.

 In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

 The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

 Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each policyowner and beneficiary.

 Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. Chubb Life believes it presently is in compliance with the diversification requirements as set forth in the regulations and intends to remain in compliance with such diversification requirements. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to the policyowner, income earned on a Policy would be taxable to the policyowner for any calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

 The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a policyowner's interest in Separate Account A to be includible in the policyowner's gross income in the year earned. Chubb Life, however, has reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. Chubb Life believes that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, policyowners are urged to consult with their own tax advisers.

 Policyowners are advised that the exercise of an Exchange of Insured Rider will give rise to tax consequences and are urged to consult with a tax adviser prior to exercising such rider.

 In 1996 Congress amended the Code to clarify the tax treatment of accelerated benefits. Effective January 1, 1997, Section 101(g) of the Code now provides that accelerated death benefits may be excluded from gross income provided that certain conditions are met. Chubb believes that the Terminal Illness Accelerated Benefit Rider meets those conditions. In addition, the legislation clarified the status of such riders under Section 7702 of the Code, including that the inclusion or conformance of any rider to the law's requirements does not constitute a material change for purposes of the definition of life insurance or modified endowment contracts.

 Policyowners are also advised that there is some uncertainty as to whether the Primary Insured Term Rider will be treated as a "Qualified Additional Benefit" under Section 7702(f)(5)(A)(iii) of the Code rather than as a death benefit under the Policy. However, Chubb Life believes that this rider, as structured and implemented by Chubb Life, would be considered as part of the death benefit under the Policy and therefore not give rise to any adverse tax consequences. The policyowner should consult a tax adviser before adding the Primary Insured Term Rider to the Policy.

 The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

 Charge for Chubb Life Income Taxes. Chubb Life is presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and Chubb Life will include flexible premium life insurance operations in its tax return in accordance with these rules.

 Currently, no charge is made against Separate Account A for Chubb Life's federal income taxes, or provisions for such taxes, that may be attributable to Separate Account A. Chubb Life may charge each division in Separate Account A for its portion of any income tax charged to Chubb Life on the division or its assets. Under present laws, Chubb Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Chubb Life may decide to make charges for such taxes or provisions for such taxes against Separate Account A. Chubb Life would retain any investment earnings on any tax charges accumulated in a division. Any such charges against Separate Account A or its divisions could have an adverse effect on the investment experience of such division.

                            EMPLOYEE BENEFIT PLANS

 Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS

 There are no legal proceedings to which Separate Account A is a party or to which the assets of any of the divisions thereof are subject. Chubb Life is not involved in any litigation that is of material importance in relation to its total assets or that relate to Separate Account A.

                                    EXPERTS

 The financial statements of Chubb Life and the financial statements of Separate Account A at December 31, 1996 and for the related periods then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

 Actuarial matters included in this Prospectus have been examined by Michael
J. LeBoeuf, FSA, MAAA as stated in the opinion filed as an exhibit to the registration statement.

                            REGISTRATION STATEMENT

 A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning Separate Account A, Chubb Life and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

 The financial statements of Chubb Life which are included in this Prospectus should be considered only as bearing on the ability of Chubb Life to meet its obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in Separate Account A.

 In the second quarter of 1996, the Company announced a plan to exit the group health insurance business. A definitive agreement was reached May 31, 1996 with Healthsource Inc. under which Healthsource acquired the Company's 85% interest in Chubb Health, Inc. The sale was completed on December 31, 1996. The Company also discontinued the marketing of traditional group health indemnity business.

 During the fourth quarter of 1996, the Company's parent, The Chubb Corporation, announced its intention to evaluate its strategic alternatives with respect to the life insurance companies, including the possible sale or spin-off of the business. The Chubb Corporation entered into a definitive agreement dated February 23, 1997 to sell the Company to Jefferson-Pilot Corporation for $875,000,000. The sale was effective April 30, 1997.

                      REPORT OF INDEPENDENT AUDITORS

The Board of Directors

Chubb Life Insurance Company of America

  We have audited the accompanying consolidated balance sheet of Chubb Life Insurance Company of America and subsidiaries as of December 31, 1996 and the related consolidated statements of income, shareholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Chubb Life Insurance Company of America and subsidiaries at December 31, 1996 and the consolidated results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                      Ernst & Young LLP

Boston, Massachusetts

March 5, 1997

                        CONSOLIDATED BALANCE SHEET

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                             DECEMBER 31, 1996

                              (IN THOUSANDS)

ASSETS
Invested assets (Note 4)
  Fixed maturities, held-to-maturity, at amortized cost............. $  381,230
  Fixed maturities, available-for-sale, at market...................  2,498,281
  Equity securities, at market......................................     30,681
  Short term investments, at cost...................................     48,333
  Policy loans......................................................    217,857
  Mortgage loans on real estate.....................................      8,945
                                                                     ----------
Total invested assets...............................................  3,185,327
                                                                     ----------
Accrued investment income...........................................     52,473
Uncollected premiums................................................      5,782
Reinsurance recoverable on life and health policy liabilities.......    190,505
Deferred policy acquisition costs (Note 5)..........................    644,653
Value assigned purchased insurance in force (Note 5)................     34,460
Goodwill, net of accumulated amortization of $24,253................     63,196
Property and equipment, net of accumulated depreciation of $50,609..     37,835
Receivable--sale of subsidiary (Note 3).............................     25,647
Separate account assets.............................................    401,430
Other assets........................................................     90,511
                                                                     ----------
                                                                      1,546,492
                                                                     ----------
Total assets........................................................ $4,731,819
                                                                     ==========
LIABILITIES
Policy liabilities
  Policy fund balances.............................................. $2,415,001
  Future policy benefits............................................    636,283
  Policy and contract claims........................................     72,422
  Premiums paid in advance..........................................      1,628
  Other policyholders' funds........................................    105,322
                                                                     ----------
                                                                      3,230,656
Mortgage loan payable (Note 13).....................................      4,369
Loans payable (Note 13).............................................     50,500
Federal income taxes payable (Note 6)...............................     10,364
Deferred federal income taxes (Note 6)..............................     53,583
Separate account liabilities........................................    401,430
Net liabilities of discontinued operations..........................     18,499
Accrued expenses and other liabilities (Note 7,8)...................     96,388
                                                                     ----------
Total liabilities...................................................  3,865,789
Commitments and contingent liabilities (Note 10,14)
SHAREHOLDER'S EQUITY
  Common stock--$5 par value, 600,000 shares authorized, issued and
   outstanding......................................................      3,000
  Paid-in capital...................................................    249,872
  Unrealized appreciation of investments, net (Note 4)..............     17,622
  Retained earnings.................................................    595,536
                                                                     ----------
Total shareholder's equity..........................................    866,030
                                                                     ----------
Total liabilities and shareholder's equity.......................... $4,731,819
                                                                     ==========

See accompanying notes.

                     CONSOLIDATED STATEMENT OF INCOME

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                       YEAR ENDED DECEMBER 31, 1996

                              (IN THOUSANDS)

REVENUES
  Premiums and policy charges (Note 11)............................... $337,782
  Net investment income (Note 4)......................................  236,482
  Realized investment gains (Note 4)..................................   12,587
  Other income........................................................    2,945
                                                                       --------
Total revenues........................................................  589,796
BENEFITS, CLAIMS AND EXPENSES
  Policy benefits and claims..........................................  304,780
  Change in reserves for future policy benefits.......................   16,034
                                                                       --------
                                                                        320,814
EXPENSES
  Commissions and other operating expenses............................   95,034
  Amortization........................................................   99,313
                                                                       --------
                                                                        194,347
                                                                       --------
Total benefits, claims and expenses...................................  515,161
                                                                       --------
Income from continuing operations before federal income tax...........   74,635
Federal income tax (benefit) (Note 6)
  Current.............................................................   31,100
  Deferred............................................................   (6,001)
                                                                       --------
                                                                         25,099
                                                                       --------
Income from continuing operations.....................................   49,536
Discontinued operations (Note 3):
  Loss from operations, net of tax....................................   (1,045)
                                                                       --------
Net income............................................................ $ 48,491
                                                                       ========

See accompanying notes.

              CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                       YEAR ENDED DECEMBER 31, 1996

                              (IN THOUSANDS)

Common stock
  Balance, beginning and end of year.................................. $  3,000
                                                                       --------
Paid-in capital
  Balance, beginning and end of year..................................  249,872
                                                                       --------
Unrealized appreciation (depreciation) of investments, net
  Balance, beginning of year..........................................   40,720
  Change, net (Note 4)................................................  (23,098)
                                                                       --------
  Balance, end of year................................................   17,622
                                                                       --------
Retained earnings
  Balance, beginning of year..........................................  551,053
  Net income..........................................................   48,491
  Dividends to parent.................................................   (4,008)
                                                                       --------
  Balance, end of year................................................  595,536
                                                                       --------
Total shareholder's equity............................................ $866,030
                                                                       ========

See accompanying notes.

                   CONSOLIDATED STATEMENT OF CASH FLOWS

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                       YEAR ENDED DECEMBER 31, 1996

                              (IN THOUSANDS)

OPERATING ACTIVITIES
Net income.......................................................... $  48,491
Adjustments to reconcile net income to net cash used in operating activities:
  Increase in future policy benefits, policy and contract claims and
   premiums paid in advance, net....................................     1,299
  Decrease in uncollected premiums..................................     5,234
  Increase in policy acquisition costs deferred, net of
   amortization.....................................................   (56,603)
  Net amortization of value assigned purchased insurance in force...     4,249
  Increase in accrued investment income.............................    (6,473)
  Realized investment gains.........................................   (12,587)
  Accretion of investment discounts.................................    (3,264)
  Provision for depreciation........................................     7,442
  Provision for deferred income tax.................................    (6,001)
  Increase in federal income tax payable............................     1,531
  Other, net........................................................   (15,445)
                                                                     ---------
Net cash used in operating activities...............................   (32,127)
INVESTING ACTIVITIES
Proceeds from sales of fixed maturities.............................   360,570
Proceeds from maturities of fixed maturities........................   184,065
Proceeds from sales of equity securities............................    56,355
Purchases of fixed maturities.......................................  (815,231)
Purchases of equity securities......................................   (44,327)
Decrease in short term investments, net.............................     4,505
Policy loans issued, net of repayments..............................   (15,152)
Mortgage loans, net.................................................       711
Other, net..........................................................    (1,147)
                                                                     ---------
Net cash used for investing activities..............................  (269,651)
FINANCING ACTIVITIES
Deposits credited to policyholders' funds...........................   460,687
Withdrawals from policyholders' funds...............................  (165,283)
Mortgage debt principal payments....................................      (843)
Dividends to Parent.................................................    (4,008)
Increase in loans payable...........................................    14,500
Decrease in cash overdraft..........................................    (3,275)
                                                                     ---------
Net cash provided by financing activities...........................   301,778
Increase in cash....................................................         0
                                                                     ---------
Cash, beginning and end of year (Note 1)............................ $       0
                                                                     =========

See accompanying notes.

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                            DECEMBER 31, 1996

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Chubb Life Insurance Company of America (the Company) and its subsidiaries. Principal subsidiaries include Chubb Colonial Life Insurance Company (Colonial), Chubb Sovereign Life Insurance Company (Sovereign), Chubb America Service Corporation and Chubb Investment Advisory Corporation. Significant intercompany transactions have been eliminated in consolidation.

  Chubb Life Insurance Company of America is wholly-owned by The Chubb Corporation (the Parent). On February 23, 1997, The Chubb Corporation entered into a definitive agreement to sell its life and health subsidiaries to Jefferson-Pilot Corporation. (see Note 15).

  The consolidated financial statements reflect estimates and judgments made by management which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  The Company is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

  In the second quarter of 1996, the Company adopted a plan to exit the group insurance business. Accordingly, the group insurance business has been classified as discontinued operations in the consolidated financial statements. (see Note 3).

RECOGNITION OF REVENUES, BENEFITS, CLAIMS AND EXPENSES:

UNIVERSAL LIFE PRODUCTS

  Universal life products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

  Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company at the direction of the policyholder. Investments are made in one or more of eighteen portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate account are not included in the consolidated statement of income.

  Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4% to 6 7/8%.

INVESTMENT PRODUCTS

  Investment products include flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and administrative charges assessed against the contract holders. Interest crediting rates ranged from 3 1/2% to 6 3/4%.

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

TRADITIONAL LIFE INSURANCE PRODUCTS

  Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 3% to 9%. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

ACCIDENT AND HEALTH INSURANCE

  Accident and health insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.

REINSURANCE

  In the ordinary course of business, the Company and its insurance subsidiaries assume and cede reinsurance with other insurance companies. These arrangements minimize the maximum net loss potential arising from large risks. Ceded reinsurance contracts do not relieve the Company and its insurance subsidiaries from their obligation to policyholders. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

  Reinsurance recoverable on life and health policy liabilities represent estimates of the portion of such liabilities that will be recovered from reinsurers, determined in a manner consistent with the liabilities associated with the reinsured policies.

DEFERRED POLICY ACQUISITION COSTS

  Certain costs of acquiring insurance contracts, principally commissions, underwriting costs and certain variable field office expenses, are deferred. Deferred policy acquisition costs for universal life and investment contracts are amortized over the lives of the contracts in relation to the present value of estimated gross profits expected to be realized. Deferred policy acquisition costs related to universal life and investment contracts are also adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to the unrealized appreciation or depreciation of the investments component of shareholder's equity, net of applicable deferred income tax.

  Traditional life insurance deferred policy acquisition costs are being amortized over the premium-payment period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

VALUE ASSIGNED PURCHASED INSURANCE IN FORCE

  The value assigned purchased insurance in force is amortized principally over the estimated life of the insurance in force at the date of acquisition in proportion to the emergence of profit using assumptions consistent with those used in the amortization of the deferred policy acquisition costs. Interest accrues on the unamortized balance at rates ranging from 6 1/4% to 9 1/2%. Value assigned purchased insurance in force related to universal life and investment contracts also is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to the unrealized appreciation or depreciation of the investments component of shareholder's equity, net of applicable deferred income tax.

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTED ASSETS

  Short term investments, which have an original maturity of one year or less, are carried at amortized cost.

  Fixed maturities, which include bonds and redeemable preferred stocks, are purchased to support the investment strategies of the Company. These strategies are developed based on many factors including rate of return, maturity, credit risk, tax considerations and regulatory requirements. Those fixed maturities which the Company has the ability and intent to hold to maturity are considered held-to-maturity and carried at amortized cost. Fixed maturities which may be sold prior to maturity to support the investment strategies of the Company are considered available-for-sale and carried at market value as of the balance sheet date.

  Equity securities, which include common stocks and non-redeemable preferred stocks, are carried at market values as of the balance sheet date.

  Policy loans are carried at the unpaid balances. Mortgage loans on real estate are carried at the unpaid balances, adjusted for amortization of premium or discount.

  Realized gains and losses on the sale of investments are determined on the basis of the cost of the specific investments sold and are credited or charged to income. Unrealized appreciation or depreciation of investments classified as available-for-sale, net of the deferred policy aquisition costs adjustment discussed above and the applicable deferred income tax, is excluded from income and credited or charged directly to a separate component of shareholder's equity.

GOODWILL

  Goodwill, which represents the excess of the purchase price over the fair value of net assets of subsidiaries acquired, is amortized using the straight-line method over 40 years.

PROPERTY AND EQUIPMENT

  Property and equipment used in operations are carried at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

FEDERAL INCOME TAXES

  The Company files a consolidated federal income tax return with its parent. Federal income tax is allocated as if the Company and its subsidiaries filed a separate consolidated income tax return.

  Deferred income tax assets and liabilities are recognized for the expected future tax effects attributable to temporary differences between the financial reporting and tax bases of assets and liabilities, based on enacted tax rates and other provisions of tax law. Deferred income taxes related to unrealized appreciation or depreciation of investments classified as available-for-sale are charged or credited directly to a separate component of shareholder's equity.

FAIR VALUES OF FINANCIAL INSTRUMENTS

  Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Accordingly, the derived fair value estimates cannot be substantiated by comparison to independent markets and are not necessarily indicative of the amounts that could be realized in immediate settlement of the instrument. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  The methods and assumptions used to estimate the fair value of financial instruments are as follows:

  . Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of fixed maturities are principally a function of current interest rates. Care should be used in evaluating the significance of these estimated market values.

  . Fair values of equity securities are based on quoted market prices.

  . The carrying value of short term investments approximates fair value due to the short maturities of these investments.

  . Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses and approximate carrying values.

  . The carrying value of short term debt approximates fair value due to the short maturities of the debt.

  The carrying value and fair value of financial instruments at December 31, 1996 were as follows:

                                                           CARRYING     FAIR
                                                            VALUE      VALUE
                                                          ---------- ----------
                                                             (IN THOUSANDS)
      ASSETS
       Invested assets
        Fixed maturities
         Held-to-maturity................................ $  381,230 $  398,909
         Available-for-sale..............................  2,498,281  2,498,281
        Equity securities................................     30,681     30,681
        Short term investments...........................     48,333     48,333
        Policy loans.....................................    217,857    217,857
        Mortgage loans on real estate....................      8,945      8,945
      LIABILITIES
       Loans payable.....................................     50,500     50,500

CASH FLOW INFORMATION

  In the statement of cash flows, short term investments are not considered to be cash equivalents. Cash overdrafts are included in accrued expenses and other liabilities. The overdrafts at December 31, 1996 were $19,530,000.

2. CHANGES IN ACCOUNTING PRINCIPLES

  Effective January 1, 1996, the Company adopted SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The Statement establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets. Under SFAS No. 121, an impairment loss is recognized if the sum of the undiscounted expected future cash flows is less than the carrying amount of the asset. Measurement of impairment should be based on the fair value of the asset. The adoption of SFAS 121 did not have an impact on net income.

3. DISCONTINUED OPERATIONS

  In the second quarter of 1996, the Company adopted a plan to exit the group health insurance business. Formerly, this business was the Company's group insurance business segment.

  Marketing of traditional group health business was discontinued. Due to various contractual and regulatory requirements, traditional group coverages will be renewed in certain jurisdictions until an orderly transition to another carrier or termination of coverage can occur. It is expected that the exit from this business will be completed by the end of 1998.

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

3. DISCONTINUED OPERATIONS (CONTINUED)

  Managed care products were sold through ChubbHealth, Inc. (CHI), a health maintenance organization (HMO). CHI commenced operations in the New York City metropolitan area on June 1, 1994. ChubbHealth Holdings, Inc. (Holdings) owned 100% of CHI and was jointly owned by the Company and Healthsource Metropolitan New York Holding Company, Inc., formerly known as Healthsource New York, Inc. (Healthsource). The Company owned 85% of the outstanding stock of Holdings at December 31, 1995.

  On May 31, 1996 the Company entered into a definitive agreement to sell its interest in CHI to Healthsource for $25,647,000 in cash. The sale was completed effective December 31, 1996 and the cash settlement was received on January 6, 1997.

  The sale resulted in an after tax gain of approximately $15,000,000 which was substantially offset by estimated costs relating to the exit from the remaining group insurance business. The discontinued group insurance business had no effect on net income after April 1, 1996. It is expected that the discontinued group insurance business will not affect the Company's net income significantly in the future.

  The identifiable assets and liabilities of the group insurance business included in the accompanying consolidated balance sheet at December 31, 1996, by the respective category, were as follows:

                                                                 (IN THOUSANDS)
      ASSETS
        Uncollected premium.....................................    $ 3,742
        Reinsurance recoverable on life and health policy
         liabilities............................................      1,753
        Other assets............................................      8,414
                                                                    -------
                                                                    $13,909
                                                                    =======
      LIABILITIES
        Future policy benefits..................................    $ 9,294
        Policy and contract claims..............................     50,311
        Premiums paid in advance................................      1,047
        Accrued expenses and other liabilities..................      5,660
                                                                    -------
                                                                    $66,312
                                                                    =======

  In addition to the assets and liabilities above, sufficient invested assets were held for the payment of group insurance liabilities. It is not practicable to segregate the specific invested assets associated with those liabilities.

  The results of discontinued operations for the three months ended March 31, 1996 included in the consolidated statement of income were as follows:

                                                                  (IN THOUSANDS)
      Revenues..................................................     $58,902
      Benefits, claims and expenses.............................      60,816
                                                                     -------
      Loss from operations before income tax benefit............      (1,914)
      Income tax benefit........................................        (656)
                                                                     -------
      Loss from discontinued operations before minority interest
       in subsidiary............................................      (1,258)
      Minority interest in net loss of consolidated subsidiary..        (213)
                                                                     -------
      Loss from discontinued operations.........................     $(1,045)
                                                                     =======

  Loss before income tax benefits for discontinued operations reflect allocations of investment income and expenses using allocation methods deemed to be reasonable. Other acceptable allocation methods could produce different results.

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

4. INVESTED ASSETS

  The sources of net investment income from continuing operations for the year ended December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Fixed maturities...........................................    $215,117
      Equity securities..........................................       3,505
      Short term investments.....................................       3,444
      Policy loans...............................................      15,275
      Mortgage loans.............................................         914
      Other......................................................         515
                                                                     --------
        Gross investment income..................................     238,770
      Investment expenses........................................       2,288
                                                                     --------
        Net investment income....................................    $236,482
                                                                     ========

  Realized investment gains and losses for the year ended December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Gross realized investment gains
        Fixed maturities.........................................    $ 9,455
        Equity securities........................................      6,898
                                                                     -------
                                                                     $16,353
                                                                     =======
      Gross realized investment losses
        Fixed maturities.........................................    $ 1,774
        Equity securities........................................      1,992
                                                                     -------
                                                                     $ 3,766
                                                                     =======
      Net realized investment gains
        Fixed maturities.........................................    $ 7,681
        Equity securities........................................      4,906
                                                                     -------
                                                                     $12,587
                                                                     =======

  Proceeds from the sales of fixed maturities considered available-for-sale were $360,570,000. Gross gains of $9,455,000 and gross losses of $1,774,000 were realized on such sales in 1996.

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

4. INVESTED ASSETS (CONTINUED)

  The components of unrealized appreciation (depreciation) of investments classified as available-for-sale at December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Equity securities
        Gross unrealized appreciation............................    $  3,797
        Gross unrealized depreciation............................         323
                                                                     --------
                                                                        3,474
                                                                     --------
      Fixed maturities
        Gross unrealized appreciation............................      71,332
        Gross unrealized depreciation............................      16,499
                                                                     --------
                                                                       54,833
                                                                     --------
                                                                       58,307
                                                                     --------
      Deferred policy acquisition costs adjustment...............     (29,414)
      Value assigned purchased insurance in force adjustment.....      (1,783)
                                                                     --------
                                                                      (31,197)
                                                                     --------
                                                                       27,110
      Deferred tax liability, net................................       9,488
                                                                     --------
                                                                     $ 17,622
                                                                     ========

  The changes in unrealized appreciation or depreciation of investments classified as available-for-sale for the year ended December 31, 1996 were as follows:

                                                                 (IN THOUSANDS)
      Change in unrealized appreciation of equity securities....    $ (2,405)
      Change in unrealized appreciation of fixed maturities.....     (47,181)
      Change in deferred policy acquisition costs adjustment....      12,436
      Change in value assigned purchased insurance in force ad-
       justment.................................................       1,614
                                                                    --------
                                                                     (35,536)
      Deferred income tax credit................................     (12,438)
                                                                    --------
                                                                    $(23,098)
                                                                    ========

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

4. INVESTED ASSETS (CONTINUED)

  The cost of equity securities was $27,207,000 at December 31, 1996.

  The amortized costs and estimated market value of fixed maturities at December 31, 1996 were as follows:

                                                 GROSS      GROSS    ESTIMATED
                                    AMORTIZED  UNREALIZED UNREALIZED   MARKET
                                       COST      GAINS      LOSSES     VALUE
                                    ---------- ---------- ---------- ----------
                                                  (IN THOUSANDS)
HELD-TO-MATURITY
Tax exempt bonds................... $      967  $    27    $         $      994
                                    ----------  -------    -------   ----------
Taxable
  U.S. Government and government
   agency and authority
   obligations.....................     17,426    1,339          7       18,758
  Corporate bonds..................    174,817   14,339                 189,156
  Foreign bonds....................     15,000    2,109                  17,109
  Mortgage-backed securities.......    173,020    2,208      2,336      172,892
                                    ----------  -------    -------   ----------
Total taxable......................    380,263   19,995      2,343      397,915
                                    ----------  -------    -------   ----------
Total held-to-maturity.............    381,230   20,022      2,343      398,909
                                    ----------  -------    -------   ----------
AVAILABLE-FOR-SALE
Taxable
  U.S. Government and government
   agency and authority
   obligations.....................    205,577    1,711        658      206,630
  Corporate bonds..................  1,170,611   34,332     10,974    1,193,969
  Foreign bonds....................    153,757    8,310        883      161,184
  Mortgage-backed securities.......    911,248   26,791      3,887      934,152
  Redeemable preferred stocks......      2,255      188         97        2,346
                                    ----------  -------    -------   ----------
Total available-for-sale...........  2,443,448   71,332     16,499    2,498,281
                                    ----------  -------    -------   ----------
Total fixed maturities............. $2,824,678  $91,354    $18,842   $2,897,190
                                    ==========  =======    =======   ==========

  The unrealized appreciation or depreciation of fixed maturities classified as held-to-maturity are not reflected in the financial statements. The change in net unrealized appreciation of such fixed maturities was depreciation of $13,754,000 for the year ended December 31, 1996.

  The amortized cost and estimated market value of fixed maturities at December 31, 1996 by contractual maturity were as follows:

                                       HELD-TO-MATURITY    AVAILABLE-FOR-SALE
                                      ------------------- ---------------------
                                                ESTIMATED            ESTIMATED
                                      AMORTIZED  MARKET   AMORTIZED    MARKET
                                        COST      VALUE      COST      VALUE
                                      --------- --------- ---------- ----------
                                                   (IN THOUSANDS)
Due in one year or less.............. $ 10,026  $ 10,207  $   10,240 $   10,266
Due after one year through five
 years...............................   63,785    68,892     257,205    266,921
Due after five years through ten
 years...............................   75,743    81,875     445,479    456,299
Due after ten years..................   58,656    65,043     819,276    830,643
                                      --------  --------  ---------- ----------
  Subtotal...........................  208,210   226,017   1,532,200  1,564,129
Mortgage-backed securities...........  173,020   172,892     911,248    934,152
                                      --------  --------  ---------- ----------
                                      $381,230  $398,909  $2,443,448 $2,498,281
                                      ========  ========  ========== ==========

  Actual maturities could differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE ASSIGNED PURCHASED INSURANCE IN FORCE

  Policy acquisition costs deferred and the related amortization charged to income for the year ended December 31, 1996 were as follows:

                                                                 (IN THOUSANDS)
      Balance, beginning of year................................    $575,614
      Cost deferred during year.................................     149,481
      Amortization during year..................................     (92,878)
      Change in adjustment to reflect the effects of unrealized
       depreciation of investments..............................      12,436
                                                                    --------
      Balance, end of year......................................    $644,653
                                                                    ========

  Changes in the value assigned purchased insurance in force for the year ended December 31, 1996 were as follows:

                                                                 (IN THOUSANDS)
      Balance, beginning of year................................    $37,095
      Accrued interest..........................................      3,094
      Amortization..............................................     (7,343)
      Change in adjustment to reflect the effects of unrealized
       depreciation of investments..............................      1,614
                                                                    -------
      Balance, end of year......................................    $34,460
                                                                    =======

  The estimated net amortization of the value assigned purchased insurance in force is as follows:

                                                                  (IN THOUSANDS)
      Year Ending December 31:
        1997.....................................................    $ 3,670
        1998.....................................................      3,227
        1999.....................................................      2,764
        2000.....................................................      2,462
        2001.....................................................      2,347
      Subsequent to 2001.........................................     19,990
                                                                     -------
                                                                     $34,460
                                                                     =======

6. FEDERAL INCOME TAXES

  Federal income tax provisions for the year ended December 31, 1996 have been computed using the tax rates and regulations in effect during the year. The provision for federal income tax gives effect to permanent differences between financial and taxable income. Accordingly, the effective tax rate is less than the statutory federal corporate tax rate. The reasons for the lower effective tax rate were as follows:

                                                                  (IN THOUSANDS)
      Tax at statutory federal income tax rate (35%).............    $26,122
      Dividends received deduction and tax exempt income.........     (1,441)
      Amortization of goodwill...................................        394
      Foreign taxes..............................................       (451)
      Other......................................................        475
                                                                     -------
        Federal income tax expense...............................    $25,099
                                                                     =======

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

6. FEDERAL INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that gave rise to deferred income tax liabilities and assets at December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Deferred income tax liabilities:
        Deferred policy acquisition costs........................    $167,655
        Value assigned purchased insurance in force..............      19,753
        Unrealized appreciation in investments...................      20,407
        Other....................................................      10,323
                                                                     --------
          Total..................................................     218,138
      Deferred income tax assets:
        Future policy benefits and policy fund balances..........     156,427
        Postretirement benefits..................................       8,128
                                                                     --------
          Total..................................................     164,555
                                                                     --------
      Net deferred income tax liabilities........................    $ 53,583
                                                                     ========

  Prior to 1984, life insurance companies were allowed certain special deductions for federal income tax purposes which could become subject to tax at normal rates under certain circumstances, including distribution to shareholders. These special deductions were set aside in a Policyholders' Surplus Account. Under the 1984 Act, no further additions to this account are permitted. At December 31, 1996, approximately $13,464,000 of untaxed retained earnings remained. No income taxes have been provided since management does not anticipate any transaction that would cause this remaining amount to become taxable. The unrecognized deferred tax related to the Policyholders' Surplus Account is $4,712,000.

  Federal income taxes paid in 1996 were $29,569,000.

7. PENSIONS

  In 1996, the Company's pension plans were merged into the pension plan of the Parent. The Parent's plan covers substantially all employees. Pension costs allocated to the Company for the year ended December 31, 1996, were $1,500,000. The costs were offset by a net curtailment gain of $1,322,000, resulting from workforce reductions. This gain was primarily due to the reduction of the projected benefit obligation associated with severed employees' pension benefits offset by the recognition of the prior service costs related to those employees.

8. OTHER POSTRETIREMENT BENEFITS

  The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Substantially all employees may become eligible for these benefits upon retirement if they meet minimum age and years of service requirements.

  The Company does not fund these benefits in advance. Benefits are paid as covered expenses are incurred. Health care coverage is contributory. Retiree contributions vary based upon a retiree's age, type of coverage and years of service with the Company. Life insurance coverage is noncontributory.

  The components of net postretirement benefit cost for the year ended December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Service cost of current period.............................     $1,076
      Interest cost on accumulated benefit obligation............      1,613
                                                                      ------
      Net postretirement benefit cost............................     $2,689
                                                                      ======

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

8. OTHER POSTRETIREMENT BENEFITS (CONTINUED)

  During 1996, the Company recognized a net curtailment gain of $648,000 resulting from workforce reductions. This gain is primarily due to the reduction of the accumulated postretirement benefit obligation associated with severed employees' other postretirement benefits.

  The components of the accumulated postretirement benefit obligation at December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Retirees..................................................     $ 9,399
      Fully eligible active plan participants...................       1,001
      Other active plan participants............................      10,160
                                                                     -------
      Accumulated postretirement benefit obligation.............      20,560
      Unrecognized net gain from past experience different from
       that assumed.............................................       3,609
                                                                     -------
      Postretirement benefit liability included in other liabil-
       ities....................................................     $24,169
                                                                     =======

  The weighted average discount rate used in determining the actuarial present value of the accumulated postretirement benefit obligation at December 31, 1996 was 7 3/4%. The health care cost trend rate used to measure the accumulated postretirement cost for medical benefits is 11 3/4% for 1997. The rate is assumed to decrease gradually to 6% for the year 2008 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amount of the accumulated postretirement benefit obligation and the net postretirement benefit cost reported. To illustrate, a one percent increase in the trend rate for each year would increase the accumulated postretirement benefit obligation at December 31, 1996 by $3,445,000 and the aggregate of the service and interest cost components of net postretirement benefit cost for the year ended December 31, 1996 by $451,000.

9. STOCK OWNERSHIP AND INCENTIVE PLANS

  Substantially all of the Company's employees are eligible to participate in the stock ownership and incentive plans of the Parent. The aggregate costs associated with the plans were approximately $3,414,000 for the year ended December 31, 1996.

10. RENT EXPENSE AND COMMITMENTS

  The Company occupies office facilities under lease agreements which expire at various dates through 2009; such leases generally are renewed or replaced by other leases. In addition, the Company leases office and transportation equipment.

  Total rent expense charged to operations amounted to approximately $4,708,000 for 1996. All leases are operating leases and generally contain renewal options. At December 31, 1996, future minimum rental payments required under noncancellable operating leases were as follows:

                                                                  (IN THOUSANDS)
      Year Ending December 31:
        1997.....................................................    $ 3,341
        1998.....................................................      2,560
        1999.....................................................      1,916
        2000.....................................................      1,449
        2001.....................................................      1,334
      Subsequent to 2001.........................................      5,715
                                                                     -------
                                                                     $16,315
                                                                     =======

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

11. REINSURANCE

  The Company is involved in both the cession and assumption of reinsurance with other insurance companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. Sovereign had a reinsurance recoverable resulting from a reinsurance agreement with a single reinsurer of $98,716,000 at December 31, 1996. Sovereign coinsured fifty percent of a block of single premium whole life policies under this agreement. Sovereign and the reinsurer are joint and equal owners in securities and short-term investments of $191,878,000 at December 31, 1996. The remaining reinsurance recoverables were associated with numerous other reinsurers. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1,400,000.

  The effect of reinsurance on the premiums and policy charges in the consolidated statement of income for the year ended December 31, 1996 was as follows:

                                                 CEDED TO   ASSUMED
                                         DIRECT    OTHER   FROM OTHER   NET
                                         AMOUNT  COMPANIES COMPANIES   AMOUNT
                                        -------- --------- ---------- --------
                                                    (IN THOUSANDS)
Premiums Earned and Policy Charges for
 the year:
  Life Insurance....................... $335,376  $18,818    $1,607   $318,165
  Accident and Health Insurance........   28,824    9,207               19,617
                                        --------  -------    ------   --------
  Total Premiums and Policy Charges.... $364,200  $28,025    $1,607   $337,782
                                        ========  =======    ======   ========

  Reinsurance recoveries which have been deducted from benefits, claims and expenses in the consolidated statement of income was $46,093,000 in 1996.

12. DIVIDEND RESTRICTIONS

  The Company and its insurance subsidiaries are required to file annual statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). For such subsidiaries, GAAP differs in certain respects from statutory accounting practices.

  A comparison of shareholder's equity on a GAAP basis and policyholders' surplus on a statutory basis at December 31, 1996 is as follows:

                                                                  (IN THOUSANDS)
      GAAP.......................................................    $866,030
      Statutory..................................................     328,327

  A comparison of GAAP and statutory net income for the year ended December 31, 1996 is as follows:

                                                                  (IN THOUSANDS)
      GAAP.......................................................    $48,491
      Statutory..................................................     33,988

  The amount of GAAP surplus in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiaries as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of policyholders' surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval. The maximum ordinary dividend distribution that may be made by the Company to the Parent during 1997 is approximately $32,800,000.

13. DEBT AND CREDIT ARRANGEMENTS

  The Company has a loan agreement with a bank providing for a revolving line of credit of $60,000,000 at a variable interest rate. There were $50,500,000 in borrowings against this line of credit at December 31, 1996. Interest paid on these borrowings was $968,000 in 1996.

         CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

13. DEBT AND CREDIT ARRANGEMENTS (CONTINUED)

  During 1996, the Company borrowed in the short term commercial paper market. These notes were issued by Chubb Capital Corporation, a subsidiary of the Parent. The interest rate was variable and was based on Chubb Capital Corporation's cost of funds. The outstanding balance of commercial paper was repaid in the fourth quarter of 1996. The agreement remains in effect at December 31, 1996. Interest paid on the borrowings in 1996 was $1,206,000.

  A mortgage loan payable, which is secured by a portion of the Company's home office property in Concord, New Hampshire, bears interest at 11 3/8% and is payable monthly through December 2000.

  Debt maturities of the mortgage loan payable are as follows:

                                                                  (IN THOUSANDS)
      Year Ending December 31:
        1997.....................................................     $  944
        1998.....................................................      1,057
        1999.....................................................      1,184
        2000.....................................................      1,184
                                                                      ------
                                                                      $4,369
                                                                      ======

  Interest paid on the mortgage loan in 1996 was $550,000.

14. LITIGATION

  The Company is involved in pending or threatened lawsuits arising from the normal conduct of its insurance business. Several suits have been brought against the Company seeking both punitive and compensatory damages. Management is of the opinion that these suits are substantially without merit, that valid defenses exist, and that such litigation will not have a material effect on the consolidated financial statements.

15. SUBSEQUENT EVENT RELATING TO CHANGE IN OWNERSHIP

  The Company's Parent, The Chubb Corporation, entered into a definitive agreement, dated February 23, 1997, to sell the Company to Jefferson-Pilot Corporation for $875,000,000 in cash, subject to various closing adjustments and other customary conditions. The sale is subject to regulatory approvals and is expected to be completed by the end of the second quarter of 1997.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Contractholders
Chubb Separate Account A

  We have audited the accompanying statement of assets and liabilities of Chubb Separate Account A (the "Separate Account", comprising respectively, the World Growth Stock Division, Money Market Division, Gold Stock Division, Domestic Growth Stock Division, Bond Division, Growth and Income Division, Capital Growth Division, Balanced Division, Emerging Growth Division, Templeton Division, Fidelity Contrafund Division, Fidelity High Income Division, and Fidelity Index 500 Division) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the Emerging Growth Division and Templeton Division, for which the statement of operations and statement of changes in net assets are for the year ended December 31, 1996 and the period from May 1, 1995 (Commencement of Operations) to December 31, 1995 and the Fidelity Contrafund Division, Fidelity High Income Division, and Fidelity Index 500 Division, for which the statement of operations and statement of changes in net assets are for the period from May 2, 1996 (Commencement of Operations) to December 31, 1996. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the applicable fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Chubb Separate Account A at December 31, 1996, the results of their operations and the changes in their net assets for each of the periods indicated above, in conformity with generally accepted accounting principles.

                                      Ernst & Young LLP

Boston, Massachusetts
March 14, 1997

                      STATEMENT OF ASSETS AND LIABILITIES

                            CHUBB SEPARATE ACCOUNT A

                               DECEMBER 31, 1996

                             WORLD                                DOMESTIC
                             GROWTH        MONEY        GOLD       GROWTH                   GROWTH       CAPITAL
                             STOCK        MARKET        STOCK       STOCK       BOND      AND INCOME     GROWTH
                            DIVISION     DIVISION     DIVISION    DIVISION    DIVISION     DIVISION     DIVISION
                          ------------  -----------  ----------- ----------- -----------  -----------  -----------
ASSETS
Investments at cost.....  $ 75,586,446  $ 8,153,659  $ 7,349,426 $55,587,093 $11,923,217  $19,472,547  $64,236,841
                          ============  ===========  =========== =========== ===========  ===========  ===========
Investments at market
 value..................  $ 91,995,634  $ 7,896,257  $ 7,555,873 $62,166,365 $11,717,693  $23,299,173  $70,571,585
Accrued investment
 income.................     7,106,756      387,924      196,148   7,630,014     669,587    1,103,890   11,990,229
Net premiums receivable
 (payable)..............       (10,083)    (273,026)       1,368     240,910       2,334      (15,822)     106,056
Redemptions payable to
 Chubb Life.............           --           --           --          --      (44,727)     (13,843)         --
                          ------------  -----------  ----------- ----------- -----------  -----------  -----------
                            99,092,307    8,011,155    7,753,389  70,037,289  12,344,887   24,373,398   82,667,870
                          ============  ===========  =========== =========== ===========  ===========  ===========
Receivable from Chubb
 America Fund, Inc......           --           --           --          --       44,727       13,843          --
                          ------------  -----------  ----------- ----------- -----------  -----------  -----------
    TOTAL NET ASSETS....  $ 99,092,307  $ 8,011,155  $ 7,753,389 $70,037,289 $12,389,614  $24,387,241  $82,667,870
                          ============  ===========  =========== =========== ===========  ===========  ===========
NET ASSET DISTRIBUTION
  Ensemble..............  $  1,880,567  $    74,608  $   165,345 $   858,207 $    24,792
  Ensemble II...........    97,211,740    7,936,547    7,588,044  69,179,082  12,364,822  $24,387,241  $82,667,870
                          ------------  -----------  ----------- ----------- -----------  -----------  -----------
    TOTAL NET ASSETS....  $ 99,092,307  $ 8,011,155  $ 7,753,389 $70,037,289 $12,389,614  $24,387,241  $82,667,870
                          ------------  -----------  ----------- ----------- -----------  -----------  -----------
UNITS OUTSTANDING
  Ensemble..............        51,583        4,522        9,838      22,498       1,250
  Ensemble II...........     2,743,775      495,273      464,691   1,867,603     641,453    1,264,705    3,344,862
NET ASSET VALUE PER UNIT
  Ensemble..............  $     36.457  $    16.499  $    16.807 $    38.146 $    19.834
  Ensemble II...........        35.430       16.025       16.329      37.042      19.276  $    19.283  $    24.715

See notes to financial statements.

                           CHUBB SEPARATE ACCOUNT A

                               DECEMBER 31, 1996

                                        EMERGING     TEMPLETON    FIDELITY   FIDELITY    FIDELITY
                           BALANCED      GROWTH    INTERNATIONAL   CONTRA   HIGH INCOME INDEX 500
                           DIVISION     DIVISION     DIVISION     DIVISION   DIVISION    DIVISION
                          -----------  ----------- ------------- ---------- ----------- ----------
ASSETS
Investments at cost.....  $17,248,488  $24,652,972  $19,581,399  $4,542,514 $2,705,728  $6,860,548
                          ===========  ===========  ===========  ========== ==========  ==========
Investments at market
value...................  $18,029,841  $26,215,352  $22,717,525  $4,931,474 $2,812,388  $7,421,550
Accrued investment
income..................    1,457,951      792,235            0           0          0           0
Net premiums receivable
(payable)...............       (2,271)      50,877      104,839      31,051      6,813     106,035
                          -----------  -----------  -----------  ---------- ----------  ----------
                           19,485,521   27,058,464   22,822,364   4,962,525  2,819,201   7,527,585
Amounts payable for
units redeemed..........            0            0            0           0          0           0
                          -----------  -----------  -----------  ---------- ----------  ----------
   TOTAL NET ASSETS.....  $19,485,521  $27,058,464  $22,822,364  $4,962,525 $2,819,201  $7,527,585
                          ===========  ===========  ===========  ========== ==========  ==========
NET ASSET DISTRIBUTION
 Ensemble
 Ensemble II............  $19,485,521  $27,058,464  $22,822,364  $4,962,525 $2,819,201  $7,527,585
                          -----------  -----------  -----------  ---------- ----------  ----------
   TOTAL NET ASSETS.....  $19,485,521  $27,058,464  $22,822,364  $4,962,525 $2,819,201  $7,527,585
                          ===========  ===========  ===========  ========== ==========  ==========
UNITS OUTSTANDING
 Ensemble
 Ensemble II............    1,272,168    1,746,963    1,668,063     444,719    262,053     660,083
NET ASSET VALUE PER UNIT
 Ensemble
 Ensemble II............  $    15.317  $    15.489  $    13.682  $   11.159 $   10.758  $   11.404

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                               SEPARATE ACCOUNT A

                        WORLD GROWTH STOCK DIVISION         MONEY MARKET DIVISION            GOLD STOCK DIVISION
                    -----------------------------------  -----------------------------  --------------------------------
                          YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                    -----------------------------------  -----------------------------  --------------------------------
                       1996        1995        1994        1996      1995       1994      1996       1995       1994
                    ----------- ----------- -----------  --------  ---------  --------  ---------  --------  -----------
Investment Income:
 Dividend income... $ 1,896,674 $ 1,504,890 $   677,535  $387,924  $ 401,686  $227,166  $      --  $ 37,550  $     9,726
 Distributions of
 realized gains....   5,766,822   1,647,022   2,617,290        --         --        --    196,148        --       39,947
                    ----------- ----------- -----------  --------  ---------  --------  ---------  --------  -----------
                      7,663,496   3,151,912   3,294,825   387,924    401,686   227,166    196,148    37,550       49,673
Expenses:
 Mortality and
 expense risk
 charge............     786,314     607,380     432,600    76,879     70,796    58,706     75,213    67,504       58,273
                    ----------- ----------- -----------  --------  ---------  --------  ---------  --------  -----------
   Net Investment
   Income (Loss)...   6,877,182   2,544,532   2,862,225   311,045    330,890   168,460    120,935   (29,954)      (8,600)
                    ----------- ----------- -----------  --------  ---------  --------  ---------  --------  -----------
Gain (loss) on
investments:
 Net realized gain
 on investments....     607,700   1,175,160     920,083    16,652    118,929    49,632    236,329   172,991      122,084
 Change in net
 unrealized gain
 (loss) on
 investments.......   7,289,718   6,318,978  (6,066,376)  (19,364)  (132,246)  (57,699)  (329,690)   91,937   (1,174,863)
                    ----------- ----------- -----------  --------  ---------  --------  ---------  --------  -----------
 Net gain (loss)
 on investments....   7,897,418   7,494,138  (5,146,293)   (2,712)   (13,317)   (8,067)   (93,361)  264,928   (1,052,779)
                    ----------- ----------- -----------  --------  ---------  --------  ---------  --------  -----------
   Increase
   (Decrease) in
   Net Assets from
   Operations...... $14,774,600 $10,038,670 $(2,284,068) $308,333  $ 317,573  $160,393  $  27,574  $234,974  $(1,061,379)
                    =========== =========== ===========  ========  =========  ========  =========  ========  ===========

See notes to financial statements.

                               SEPARATE ACCOUNT A

                      DOMESTIC GROWTH STOCK DIVISION             BOND DIVISION              GROWTH AND INCOME DIVISION
                     ----------------------------------  -------------------------------  -------------------------------
                          YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                     ----------------------------------  -------------------------------  -------------------------------
                        1996        1995        1994       1996        1995      1994        1996       1995      1994
                     ----------  ----------- ----------  ---------  ---------- ---------  ---------- ---------- ---------
Investment Income:
 Dividend income.... $  201,993  $   404,753 $  180,735  $ 635,318  $  644,900 $ 420,955  $  245,874 $  128,853 $  51,623
 Distributions of
 realized gains.....  8,608,137    6,680,921  2,374,949     34,269          --        --     858,016    385,608   142,202
                     ----------  ----------- ----------  ---------  ---------- ---------  ---------- ---------- ---------
                      8,810,130    7,085,674  2,555,684    669,587     644,900   420,955   1,103,890    514,461   193,825
Expenses:
 Mortality and
 expense risk
 charge.............    578,387      376,813    247,394     97,066      85,025    54,890     160,389     72,581    27,333
                     ----------  ----------- ----------  ---------  ---------- ---------  ---------- ---------- ---------
   Net Investment
   Income (Loss)....  8,231,743    6,708,861  2,308,290    572,521     559,875   366,065     943,501    441,880   166,492
                     ----------  ----------- ----------  ---------  ---------- ---------  ---------- ---------- ---------
Gain (loss) on
investments:
 Net realized gain
 (loss) on
 investments........    821,643      194,361    358,705     37,510     129,555   (85,477)    317,839     43,900    15,866
 Change in net
 unrealized gain
 (loss) on
 investments........   (390,637)   3,886,548   (753,758)  (364,875)    722,365  (455,167)  2,500,125  1,598,713  (368,658)
                     ----------  ----------- ----------  ---------  ---------- ---------  ---------- ---------- ---------
 Net gain (loss) on
 investments........    431,006    4,080,909   (395,053)  (327,365)    851,920  (540,644)  2,817,964  1,642,613  (352,792)
                     ----------  ----------- ----------  ---------  ---------- ---------  ---------- ---------- ---------
   Increase
   (Decrease) in Net
   Assets from
   Operations....... $8,662,749  $10,789,770 $1,913,237  $ 245,156  $1,411,795 $(174,579) $3,761,465 $2,084,493 $(186,300)
                     ==========  =========== ==========  =========  ========== =========  ========== ========== =========

See notes to financial statements.

                               SEPARATE ACCOUNT A

                               CAPITAL GROWTH DIVISION                BALANCED DIVISION          EMERGING GROWTH DIVISION
                         ------------------------------------  --------------------------------  -------------------------
                               YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                         ------------------------------------  --------------------------------
                                                                                                             PERIOD FROM
                                                                                                            MAY 1, 1995(A)
                                                                                                    YEAR          TO
                                                                                                   ENDED     DECEMBER 31,
                            1996         1995        1994         1996        1995      1994        1996         1995
                         -----------  ----------- -----------  ----------  ---------- ---------  ---------- --------------
Investment Income:
 Dividend income........ $   205,917  $    82,406 $    50,583  $  390,626  $  448,590 $ 275,218  $       --    $     --
 Distributions of
 realized gains.........  13,379,557    4,456,108     617,006   1,233,056     831,663    93,822     816,743           0
                         -----------  ----------- -----------  ----------  ---------- ---------  ----------    --------
                          13,585,474    4,538,514     667,589   1,623,682   1,280,253   369,040     816,743           0
Expenses:
 Mortality and expense
 risk charge............     634,806      343,782     180,001     160,537     110,589    67,423     156,489      11,735
                         -----------  ----------- -----------  ----------  ---------- ---------  ----------    --------
   Net Investment Income
   (Loss)...............  12,950,668    4,194,732     487,588   1,463,145   1,169,664   301,617     660,254     (11,735)
                         -----------  ----------- -----------  ----------  ---------- ---------  ----------    --------
Gain (loss) on
investments:
 Net realized gain
 (loss) on investments..     704,194      331,997      88,882     151,391      56,294    (8,145)    349,647      17,701
 Change in net
 unrealized gain (loss)
 on investments.........  (3,210,806)   9,191,593  (1,243,197)    (17,988)  1,204,925  (456,921)  1,103,470     458,910
                         -----------  ----------- -----------  ----------  ---------- ---------  ----------    --------
 Net gain (loss) on
 investments............  (2,506,612)   9,523,590  (1,154,315)    133,403   1,261,219  (465,066)  1,453,117     476,611
                         -----------  ----------- -----------  ----------  ---------- ---------  ----------    --------
   Increase (Decrease)
   in Net Assets from
   Operations........... $10,444,056  $13,718,322 $  (666,727) $1,596,548  $2,430,883 $(163,449) $2,113,371    $464,876
                         ===========  =========== ===========  ==========  ========== =========  ==========    ========

-----
(a) Commencement of operations

See notes to financial statements.

                               SEPARATE ACCOUNT A

                          TEMPLETON INTERNATIONAL   FIDELITY CONTRA-  FIDELITY HIGH       FIDELITY
                                  DIVISION           FUND DIVISION   INCOME DIVISION INDEX 500 DIVISION
                         -------------------------- ---------------- --------------- ------------------
                                      PERIOD FROM     PERIOD FROM      PERIOD FROM      PERIOD FROM
                                    MAY 1, 1995 (A) MAY 2, 1996 (A)  MAY 2, 1996 (A)  MAY 2, 1996 (A)
                            YEAR          TO               TO              TO                TO
                           ENDED     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                            1996         1995             1996            1996              1996
                         ---------- --------------- ---------------- --------------- ------------------
Investment Income:
 Dividend income........ $  159,471    $     --         $     --        $     --          $     --
 Distributions of
 realized gains.........     46,512          --               --              --                --
                         ----------    --------         --------        --------          --------
                            205,983          --               --              --                --
Expenses:
 Mortality and expense
 risk charge............    143,239      28,459           13,294           9,027            18,598
                         ----------    --------         --------        --------          --------
   Net Investment Income
   (Loss)...............     62,744     (28,459)         (13,294)         (9,027)          (18,598)
                         ----------    --------         --------        --------          --------
Gain (loss) on
investments:
 Net realized gain on
 investments............    267,958     316,398            3,889          25,826            24,088
 Change in net
 unrealized gain (loss)
 on investments.........  2,779,085     357,041          388,960         106,660           561,002
                         ----------    --------         --------        --------          --------
 Net gain (loss) on
 investments............  3,047,043     673,439          392,849         132,486           585,090
                         ----------    --------         --------        --------          --------
   Increase in Net
   Assets from
   Operations........... $3,109,787    $644,980         $379,555        $123,459          $566,492
                         ==========    ========         ========        ========          ========

-----
(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                               SEPARATE ACCOUNT A

                       WORLD GROWTH STOCK DIVISION             MONEY MARKET DIVISION                GOLD STOCK DIVISION
                   -------------------------------------  ----------------------------------  ----------------------------------
                         YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                   -------------------------------------  ----------------------------------  ----------------------------------
                      1996         1995         1994         1996        1995        1994        1996        1995        1994
                   -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
INCREASE
(DECREASE) IN NET
ASSETS
Operations:
 Net investment
 income (loss)...  $ 6,877,182  $ 2,544,532  $ 2,862,225  $  311,045  $  330,890  $  168,460  $  120,935  $ (29,954)  $   (8,600)
 Net realized
 gain on
 investments.....      607,700    1,175,160      920,083      16,652     118,929      49,632     236,329     172,991     122,084
 Change in net
 unrealized gain
 (loss) on
 investments.....    7,289,718    6,318,978   (6,066,376)    (19,364)   (132,246)    (57,699)   (329,690)     91,937  (1,174,863)
                   -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Increase
(decrease) in net
assets from
operations.......   14,774,600   10,038,670   (2,284,068)    308,333     317,573     160,393      27,574     234,974  (1,061,379)
Contractholder
transactions--
Note D:
 Transfers of net
 premiums........   21,940,124   22,926,705   20,141,970   4,466,621   4,965,203   6,850,296   1,687,557   2,002,953   1,974,134
 Transfers
 from/to General
 Account and
 within Separate
 Account, net....   (3,897,681)  (1,635,218)   2,759,340  (4,354,762) (2,593,015) (2,828,836)    202,817    (360,212)    112,918
 Transfers of
 cost of
 insurance.......   (7,361,182)  (6,834,515)  (5,259,191)   (741,454)   (714,793)   (694,325)   (689,400)   (720,341)   (635,612)
 Transfers on
 account of
 death...........     (317,872)     (79,684)     (63,356)     (1,802)     (2,545)     (2,492)    (27,123)    (10,951)     (6,286)
 Transfers on
 account of other
 terminations....   (2,897,126)  (2,840,771)  (2,139,221)   (464,487)   (126,066)   (145,435)   (363,544)   (324,994)   (194,112)
                   -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Net increase
(decrease) in net
assets derived
from
contractholder
transaction......    7,466,263   11,536,517   15,439,542  (1,095,884)  1,528,784   3,179,208     810,307     586,455   1,251,042
Net increase
(decrease) in net
assets...........   22,240,863   21,575,187   13,155,474    (787,551)  1,846,357   3,339,601     837,881     821,429     189,663
                   -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Balance at
beginning of
year.............   76,851,444   55,276,257   42,120,783   8,798,706   6,952,349   3,612,748   6,915,508   6,094,079   5,904,416
                   -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Balance at end of
year.............  $99,092,307  $76,851,444  $55,276,257  $8,011,155  $8,798,706  $6,952,349  $7,753,389  $6,915,508  $6,094,079
                   ===========  ===========  ===========  ==========  ==========  ==========  ==========  ==========  ==========

See notes to financial statements.

                              SEPARATE ACCOUNT A

                     DOMESTIC GROWTH STOCK DIVISION                  BOND DIVISION
                         YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                   -------------------------------------  -------------------------------------
                      1996         1995         1994         1996         1995         1994
                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DE-
CREASE) IN NET
ASSETS
Operations:
 Net investment
 income..........  $ 8,231,743  $ 6,708,861  $ 2,308,290  $   572,521  $   559,875  $   366,065
 Net realized
 gain (loss) on
 investments.....      821,643      194,361      358,705       37,510      129,555      (85,477)
 Change in net
 unrealized gain
 (loss) on in-
 vestments.......     (390,637)   3,886,548     (753,758)    (364,875)     722,365     (455,167)
                   -----------  -----------  -----------  -----------  -----------  -----------
Increase (de-
 crease) in net
 assets from op-
 erations........    8,662,749   10,789,770    1,913,237      245,156    1,411,795     (174,579)
Contractholder
 transactions--
 Note D:
 Transfers of net
 premiums........   15,512,647   12,662,001    9,425,716    2,634,301    2,904,776    3,028,438
 Transfers
 from/to General
 Account and
 within Separate
 Account, net....     (999,798)   4,798,054      166,220      999,421   (5,156,597)   6,076,841
 Transfers of
 cost of insur-
 ance............   (5,382,924)  (4,118,433)  (2,925,627)    (909,361)    (918,529)   (704,857)
 Transfers on ac-
 count of death..     (363,028)     (63,789)     (55,379)     (16,880)      (2,860)     (21,087)
 Transfers on ac-
 count of other
 terminations....   (1,916,226)  (1,771,658)  (1,059,998)    (438,849)    (436,792)    (216,561)
                   -----------  -----------  -----------  -----------  -----------  -----------
 Net increase
 (decrease) in
 net assets
 derived from
 contractholder
 transactions....    6,850,671   11,506,175    5,550,932    2,268,632   (3,610,002)   8,162,774
 Net increase
 (decrease) in
 net assets......   15,513,420   22,295,945    7,464,169    2,513,788   (2,198,207)   7,988,195
                   -----------  -----------  -----------  -----------  -----------  -----------
Balance at begin-
 ning of year....   54,523,869   32,227,924   24,763,755    9,875,826   12,074,033    4,085,838
                   -----------  -----------  -----------  -----------  -----------  -----------
Balance at end of
 year............  $70,037,289  $54,523,869  $32,227,924  $12,389,614  $ 9,875,826  $12,074,033
                   ===========  ===========  ===========  ===========  ===========  ===========
                       GROWTH AND INCOME DIVISION
                        YEAR ENDED DECEMBER 31,
                   -------------------------------------
                      1996         1995         1994
                   ------------ ------------ -----------
INCREASE (DE-
CREASE) IN NET
ASSETS
Operations:
 Net investment
 income..........    $ 943,501  $   441,880  $  166,492
 Net realized
 gain (loss) on
 investments.....      317,839       43,900      15,866
 Change in net
 unrealized gain
 (loss) on in-
 vestments.......    2,500,125    1,598,713    (368,658)
                   ------------ ------------ -----------
Increase (de-
 crease) in net
 assets from op-
 erations........    3,761,465    2,084,493    (186,300)
Contractholder
 transactions--
 Note D:
 Transfers of net
 premiums........    6,240,133    3,961,606   2,429,810
 Transfers
 from/to General
 Account and
 within Separate
 Account, net....    3,324,466    3,929,594   1,285,556
 Transfers of
 cost of insur-
 ance............   (1,850,081)  (1,064,970)   (525,589)
 Transfers on ac-
 count of death..      (46,114)      (3,375)     (1,953)
 Transfers on ac-
 count of other
 terminations....     (368,235)    (161,477)    (67,115)
                   ------------ ------------ -----------
 Net increase
 (decrease) in
 net assets
 derived from
 contractholder
 transactions....    7,300,169    6,661,378   3,120,709
 Net increase
 (decrease) in
 net assets......   11,061,634    8,745,871   2,934,409
                   ------------ ------------ -----------
Balance at begin-
 ning of year....   13,325,607    4,579,736   1,645,327
                   ------------ ------------ -----------
Balance at end of
 year............  $24,387,241  $13,325,607  $4,579,736
                   ============ ============ ===========

-----
(a) Commencement of operations.

See notes to financial statements.

                              SEPARATE ACCOUNT A

                                                                                                    EMERGING GROWTH DIVISION
                                                                                                   ----------------------------
                            CAPITAL GROWTH DIVISION                  BALANCED DIVISION
                      -------------------------------------  ------------------------------------                 PERIOD FROM
                            YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,                       MAY 1, 1995(A)
                      -------------------------------------  ------------------------------------  YEAR ENDED   TO DECEMBER 31,
                         1996         1995         1994         1996         1995         1994        1996           1995
                      -----------  -----------  -----------  -----------  -----------  ----------  -----------  ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment
 income (loss)......  $12,950,668  $ 4,194,732  $   487,588  $ 1,463,145  $ 1,169,664  $  301,617  $   660,254    $  (11,735)
 Net realized
 gain(loss) on
 investments........      704,194      331,997       88,882      151,391       56,294      (8,145)     349,647        17,701
Change in net
unrealized gain
(loss) on
investments.........   (3,210,806)   9,191,593   (1,243,197)     (17,988)   1,204,925    (456,921)   1,103,470       458,910
                      -----------  -----------  -----------  -----------  -----------  ----------  -----------    ----------
Increase (decrease)
in net assets from
operations..........   10,444,056   13,718,322     (666,727)   1,596,548    2,430,883    (163,449)   2,113,371       464,876
Contractholder
transactions--Note
D:
 Transfers of net
 premiums...........   20,766,738   16,405,660   12,963,387    4,608,156    4,547,924   4,772,184    7,560,238     1,779,119
 Transfers from/to
 General Account and
 within Separate
 Account, net.......    5,662,187    3,400,177    2,594,799     (283,623)   1,225,695     (49,149)  11,847,439     5,574,465
 Transfers of cost
 of insurance.......   (6,261,918)  (4,336,652)  (2,783,710)  (1,498,155)  (1,334,390) (1,065,410)  (1,670,564)     (218,292)
 Transfers on
 account of death...     (191,870)     (17,451)     (20,715)     (37,978)     (11,992)     (4,758)     (14,856)
 Transfers on
 account of other
 terminations.......   (1,886,962)  (1,543,687)    (441,447)    (460,839)    (684,107)   (202,716)    (364,506)      (12,826)
                      -----------  -----------  -----------  -----------  -----------  ----------  -----------    ----------
Net increase in net
assets derived from
contractholder
transactions........   18,088,175   13,908,047   12,312,314    2,327,561    3,743,130   3,450,151   17,357,751     7,122,466
Net increase in net
assets..............   28,532,231   27,626,369   11,645,587    3,924,109    6,174,013   3,286,702   19,471,122     7,587,342
                      -----------  -----------  -----------  -----------  -----------  ----------  -----------    ----------
Balance at beginning
of year.............   54,135,639   26,509,270   14,863,683   15,561,412    9,387,399   6,100,697    7,587,342            --
                      -----------  -----------  -----------  -----------  -----------  ----------  -----------    ----------
Balance at end of
year................  $82,667,870  $54,135,639  $26,509,270  $19,485,521  $15,561,412  $9,387,399  $27,058,464    $7,587,342
                      ===========  ===========  ===========  ===========  ===========  ==========  ===========    ==========

-----
(a)Commencement of operations.

See notes to financial statements.

                              SEPARATE ACCOUNT A

                           TEMPLETON INTERNATIONAL         FIDELITY        FIDELITY HIGH       FIDELITY
                                  DIVISION            CONTRAFUND DIVISION INCOME DIVISION INDEX 500 DIVISION
                         ---------------------------- ------------------- --------------- ------------------
                                        PERIOD FROM       PERIOD FROM       PERIOD FROM      PERIOD FROM
                                      MAY 1, 1995 (A)   MAY 2, 1996 (A)   MAY 2, 1996 (A)  MAY 2, 1996 (A)
                            YEAR            TO                TO                TO                TO
                            ENDED      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                            1996           1995              1996              1996              1996
                         -----------  --------------- ------------------- --------------- ------------------
INCREASE IN NET ASSETS
Operations:
 Net investment income
 (loss)................. $    62,744    $   (28,459)      $  (13,294)       $   (9,027)       $  (18,598)
 Net realized gain on
 investments............     267,958        316,398            3,889            25,826            24,088
 Change in net
 unrealized gain on
 investments............   2,779,085        357,041          388,960           106,660           561,002
                         -----------    -----------       ----------        ----------        ----------
Increase in net assets
from operations.........   3,109,787        644,980          379,555           123,459           566,492
Contractholder
transactions--Note D:
 Transfers of net
 premiums...............   5,361,868      1,959,347          930,093           312,854           887,336
 Transfers from/to
 General Account and
 within Separate
 Account, net...........   8,214,110      5,568,613        3,824,157         2,471,242         6,216,629
 Transfers of cost of
 insurance..............  (1,135,804)      (361,292)        (151,699)          (72,880)         (145,983)
 Transfers on account of
 death..................      (9,512)
 Transfers on account of
 other terminations.....    (414,887)      (114,846)         (19,581)          (15,474)            3,111
                         -----------    -----------       ----------        ----------        ----------
Net increase in net
assets derived from
contractholder
transactions............  12,015,775      7,051,822        4,582,970         2,695,742         6,961,093
Net increase in net
assets..................  15,125,562      7,696,802        4,962,525         2,819,201         7,527,585
                         -----------    -----------       ----------        ----------        ----------
Balance at beginning of
year....................   7,696,802              0                0                 0                 0
                         -----------    -----------       ----------        ----------        ----------
Balance at end of year.. $22,822,364    $ 7,696,802       $4,962,525        $2,819,201        $7,527,585
                         ===========    ===========       ==========        ==========        ==========

-----
(a)Commencement of operations.

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                           CHUBB SEPARATE ACCOUNT A

                               DECEMBER 31, 1996

NOTE A--ORGANIZATION OF ACCOUNT

  Chubb Separate Account A (the "Separate Account") is a separate account of Chubb Life Insurance Company of America ("Chubb Life"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by Chubb Life and its predecessor and is presently comprised of thirteen investment divisions, nine of which invests exclusively in the corresponding portfolio of the Chubb America Fund, Inc., one of which invests in the Templeton International Fund, and three of which invests in certain Fidelity Portfolios, all diversified Series Management Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

  Valuation of Investment: Investments in shares of the Fund are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

  Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

  Investment Transaction: Purchases and sales of shares of the Fund are recorded as of the trade date, the date the transaction is executed.

  Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of Chubb Life, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

  Expenses: Currently, the Separate Account contains the net assets of two variable insurance policies, Ensemble and Ensemble II. A mortality and expense risk charge payable to Chubb Life is accrued daily which will not exceed .6% and .9% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble and Ensemble II, respectively.

NOTE C--INVESTMENTS

  In determining the net realized gain or loss on sales of shares of the Fund, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 1996 is the same as for financial reporting purposes.

  Following is a summary of shares of each portfolio of the Fund owned by the respective divisions of the Separate Account and the related net asset values at December 31, 1996.

                                                                     NET ASSET
                                                                       VALUE
                                                            SHARES   PER SHARE
                                                           --------- ----------
World Growth Stock Portfolio.............................. 3,947,054 $23.307417
Money Market Portfolio....................................   770,648  10.246253
Gold Stock Portfolio......................................   454,995  16.606495
Domestic Growth Stock Portfolio........................... 3,418,546  18.185033
Bond Portfolio............................................ 1,141,490  10.265259
Growth and Income Portfolio............................... 1,378,065  16.907163
Capital Growth Portfolio.................................. 4,088,072  17.262802
Balanced Portfolio........................................ 1,494,382  12.065084
Emerging Growth Portfolio................................. 1,721,284  15.230117
Templeton International Portfolio......................... 1,234,648  18.400000
Fidelity Contrafund Portfolio.............................   297,794  16.560000
Fidelity High Income Portfolio............................   224,632  12.520000
Fidelity Index 500 Portfolio..............................    83,267  89.130000

                            CHUBB SEPARATE ACCOUNT A
                               DECEMBER 31, 1996

NOTE D--CONTRACTHOLDER TRANSACTIONS

                                               YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------
                                  1996                    1995                    1994
                          ----------------------  ----------------------  ---------------------
                            UNITS      AMOUNT       UNITS      AMOUNT       UNITS     AMOUNT
                          ---------  -----------  ---------  -----------  --------- -----------
World Growth Stock
 Division
 Issuance of units......  1,228,496  $39,291,612  1,715,142  $47,537,500  1,377,609 $37,060,168
 Redemptions of units...    994,317   31,825,349  1,277,857   36,000,983    808,594  21,620,626
                          ---------  -----------  ---------  -----------  --------- -----------
  Net Increase..........    234,179  $ 7,466,263    437,285  $11,536,517    569,015 $15,439,542
                          =========  ===========  =========  ===========  ========= ===========
Money Market Division
 Issuance of units......  1,936,504  $30,547,227  1,688,778  $25,651,528  1,321,835 $19,333,534
 Redemptions of units...  2,006,047   31,643,111  1,587,725   24,122,744  1,102,560  16,154,326
                          ---------  -----------  ---------  -----------  --------- -----------
  Net Increase
   (decrease)...........    (69,543) $(1,095,884)   101,053  $ 1,528,784    219,275 $ 3,179,208
                          =========  ===========  =========  ===========  ========= ===========
Gold Stock Division
 Issuance of units......    278,948  $ 5,141,128    371,551  $ 5,790,832    274,928 $ 4,678,197
 Redemptions of units...    234,636    4,330,821    327,364    5,204,377    208,547   3,427,155
                          ---------  -----------  ---------  -----------  --------- -----------
  Net Increase..........     44,312  $   810,307     44,187  $   586,455     66,381 $ 1,251,042
                          =========  ===========  =========  ===========  ========= ===========
Domestic Growth Stock
 Division
 Issuance of units......    938,273  $32,523,842    917,824  $26,054,533    684,179 $16,392,246
 Redemptions of units...    746,233   25,673,171    509,915   14,548,358    451,695  10,841,314
                          ---------  -----------  ---------  -----------  --------- -----------
  Net Increase..........    192,040  $ 6,850,671    407,909  $11,506,175    232,484 $ 5,550,932
                          =========  ===========  =========  ===========  ========= ===========
Bond Division
 Issuance of units......    551,744  $10,326,450    672,153  $11,914,386    923,962 $15,280,183
 Redemptions of units...    429,283    8,057,818    887,866   15,524,388    429,173   7,117,409
                          ---------  -----------  ---------  -----------  --------- -----------
  Net (Decrease)
   Increase.............    122,461  $ 2,268,632   (215,713) $(3,610,002)   494,789 $ 8,162,774
                          =========  ===========  =========  ===========  ========= ===========
Growth and Income
 Division
 Issuance of units......  1,036,744  $17,720,412    730,636  $10,587,371    389,096 $ 4,814,715
 Redemptions of units...    613,562   10,420,243    271,957    3,925,993    136,796   1,694,006
                          ---------  -----------  ---------  -----------  --------- -----------
  Net Increase..........    423,182  $ 7,300,169    458,679  $ 6,661,378    252,300 $ 3,120,709
                          =========  ===========  =========  ===========  ========= ===========
Capital Growth Division
 Issuance of units......  1,982,313  $47,005,977  1,825,698  $31,919,956  1,444,217 $21,619,453
 Redemptions of units...  1,225,848   28,917,802  1,017,713   18,011,909    620,968   9,307,139
                          ---------  -----------  ---------  -----------  --------- -----------
  Net Increase..........    756,465  $18,088,175    807,985  $13,908,047    823,249 $12,312,314
                          =========  ===========  =========  ===========  ========= ===========
Balanced Division
 Issuance of units......    804,427  $11,577,640    763,616  $ 9,631,633    671,716 $ 7,809,794
 Redemptions of units...    645,411    9,250,079    464,695    5,888,503    374,938   4,359,643
                          ---------  -----------  ---------  -----------  --------- -----------
  Net Increase..........    159,016  $ 2,327,561    298,921  $ 3,743,130    296,778 $ 3,450,151
                          =========  ===========  =========  ===========  ========= ===========

                                    YEAR ENDED       FOR THE PERIOD MAY 1, 1995
                                 DECEMBER 31, 1996    THROUGH DECEMBER 31, 1995
                               --------------------- ---------------------------
                                 UNITS     AMOUNT       UNITS         AMOUNT
                               --------- ----------- ------------ --------------
Emerging Growth Division
 Issuance of units...........  1,835,746 $27,213,430      718,606 $    8,905,329
 Redemptions of units........    663,900   9,855,681      143,489      1,782,863
                               --------- ----------- ------------ --------------
  Net Increase...............  1,171,846 $17,357,749      575,117 $    7,122,466
                               ========= =========== ============ ==============
Templeton Division
 Issuance of units...........  2,125,435 $25,905,378    1,977,300 $   20,880,595
 Redemptions of units........  1,148,728  13,889,603    1,285,944     13,828,773
                               --------- ----------- ------------ --------------
  Net Increase...............    976,707 $12,015,775      691,356 $    7,051,822
                               ========= =========== ============ ==============

                           CHUBB SEPARATE ACCOUNT A
                               DECEMBER 31, 1996

                                                                FOR THE PERIOD
                                                                MAY 2, 1996(A)
                                                                   THROUGH
                                                              DECEMBER 31, 1996
                                                              ------------------
                                                               UNITS    AMOUNT
                                                              ------- ----------
Fidelity Contrafund Division
 Issuance of units..........................................  533,610 $5,507,181
 Redemptions of units.......................................   88,891    924,211
                                                              ------- ----------
  Net Increase..............................................  444,719 $4,582,970
                                                              ======= ==========
Fidelity High Income Division
 Issuance of units..........................................  460,340 $4,748,206
 Redemptions of units.......................................  198,287  2,052,464
                                                              ------- ----------
  Net Increase..............................................  262,053 $2,695,742
                                                              ======= ==========
Fidelity Index 500 Division
 Issuance of units..........................................  796,936 $8,418,545
 Redemptions of units.......................................  136,853  1,457,452
                                                              ------- ----------
  Net Increase..............................................  660,083 $6,961,093
                                                              ======= ==========

-------
(a) Commencement of operations.

NOTE E--SUBSEQUENT EVENT

  The Company's Parent, The Chubb Corporation entered into a definitive agreement, dated February 23, 1997, to sell Chubb Life to Jefferson-Pilot Corporation for $875,000,000 in cash, subject to various closing adjustments and other customary conditions. The sale is subject to regulatory approvals and is expected to be completed by the end of the second quarter of 1997.

                                  APPENDIX A

      ILLUSTRATIONS OF ACCUMULATION VALUES CASH VALUES AND DEATH BENEFITS

  Following are a series of tables that illustrate how the accumulation values, cash values and death benefits of a policy change with the investment performance of the Portfolios. The tables show how the accumulation values, cash values and death benefits of a Policy issued to an insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross, after tax annual rate of 0%, 4%, and 12%. The tables on pages A-2 through A-7 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The accumulation values, cash values and death benefits would be different from those shown if the returns averaged 0%, 4%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

  The amount of the accumulation value exceeds the cash value during the first ten policy years due to the surrender charge. For policy years eleven and after, the accumulation value and cash value are equal, since the surrender charge has been reduced to zero.

  The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the accumulation values and the fourth and seventh columns illustrate the cash values of the Policy over the designated period. The accumulation values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted. The current cost of insurance rates are based on the sex, issue age, policy year, rating class of the Insured, and the Specified Amount of the Policy. The accumulation values shown in the sixth column and the cash values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $249,999; therefore, the values shown would change for Specified Amounts below $100,000 and above 249,999. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of death benefits reflect the same assumptions as the accumulation values and cash values. The death benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

  The amounts shown for the death benefit, accumulation values, and cash values reflect the fact that the net investment return of the dividends of Separate Account A is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the divisions of Separate Account A.

  The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .66% of the aggregate average daily net assets of the Portfolios plus a charge of .17% of the aggregate average daily net assets to cover estimated expenses to be incurred by the Emerging Growth Portfolio and actual expenses incurred by the remaining nine Portfolios for the twelve months ended December 31, 1995. The .66% investment advisory fee is the average of the individual investment advisory fees of the thirteen Portfolios. The .17% expense figure is based on a weighted average utilizing actual average net assets for the Chubb America Fund Portfolio and the Templeton International Fund and estimated average net assets for the VIP and VIP II Portfolio A anticipated for the period ending December 31, 1996. Expenses for the Templeton International Fund: Class 1, High Income Portfolio, Index 500 Portfolio and Contrafund Portfolio, were provided by the investment manager for these portfolios and Chubb Life has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks which is equivalent to a charge at an annual rate of .90% of the average net assets of the divisions of Separate Account B. After deduction of these amounts, the illustrated gross investment rates of 0%, 4%, and 12% correspond to approximate net annual rates of -1.72%, 2.28% and 10.28%, respectively.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since Chubb Life is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the accumulation values, cash values and death benefits illustrated.

  The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account B, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

  Upon request, Chubb Life will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing cash value at the tie of request. Chubb Life has reserved the right to charge an administrative fee up to $25 for such illustrations.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I                    ASSUMED HYPOTHETICAL GROSS   0% (-1.72% NET)
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN: ASSUMED            $1,425
$100,000 INITIAL SPECIFIED AMOUNT                ANNUAL PREMIUM (1):

         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        1,482         1,072        695   100,000       1,071        694   100,000
  2        3,023         2,110      1,734   100,000       2,108      1,732   100,000
  3        4,626         3,116      2,740   100,000       3,113      2,737   100,000
  4        6,293         4,096      3,720   100,000       4,084      3,707   100,000
  5        8,027         5,062      4,685   100,000       5,021      4,644   100,000
  6        9,830         6,014      5,700   100,000       5,921      5,607   100,000
  7       11,705         6,952      6,701   100,000       6,784      6,533   100,000
  8       13,655         7,865      7,677   100,000       7,609      7,420   100,000
  9       15,684         8,765      8,640   100,000       8,394      8,269   100,000
 10       17,793         9,653      9,590   100,000       9,139      9,076   100,000
 11       19,987        10,547     10,547   100,000       9,840      9,840   100,000
 12       22,268        11,400     11,400   100,000      10,495     10,495   100,000
 13       24,641        12,211     12,211   100,000      11,097     11,097   100,000
 14       27,109        12,978     12,978   100,000      11,642     11,642   100,000
 15       29,675        13,698     13,698   100,000      12,124     12,124   100,000
 16       32,344        14,368     14,368   100,000      12,539     12,539   100,000
 17       35,120        14,984     14,984   100,000      12,880     12,880   100,000
 18       38,007        15,541     15,541   100,000      13,144     13,144   100,000
 19       41,009        16,034     16,034   100,000      13,327     13,327   100,000
 20       44,131        16,455     16,455   100,000      13,420     13,420   100,000
 21       47,378        16,795     16,795   100,000      13,411     13,411   100,000
 22       50,755        17,049     17,049   100,000      13,292     13,292   100,000
 23       54,268        17,208     17,208   100,000      13,047     13,047   100,000
 24       57,920        17,263     17,263   100,000      12,656     12,656   100,000
 25       61,719        17,204     17,204   100,000      12,101     12,101   100,000
 30       83,118        14,703     14,703   100,000       6,122      6,122   100,000
 35      109,153         6,434      6,434   100,000           0          0         0
 40      140,828             0          0         0           0          0         0

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I                    ASSUMED HYPOTHETICAL GROSS   0% (-1.72% NET)
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN: ASSUMED            $1,425
$100,000 INITIAL SPECIFIED AMOUNT                ANNUAL PREMIUM (1):


         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        1,482         1,121        745   100,000       1,120        744   100,000
  2        3,023         2,253      1,876   100,000       2,251      1,874   100,000
  3        4,626         3,395      3,019   100,000       3,392      3,016   100,000
  4        6,293         4,556      4,179   100,000       4,543      4,166   100,000
  5        8,027         5,746      5,369   100,000       5,703      5,326   100,000
  6        9,830         6,966      6,652   100,000       6,869      6,556   100,000
  7       11,705         8,218      7,967   100,000       8,042      7,791   100,000
  8       13,655         9,491      9,303   100,000       9,218      9,030   100,000
  9       15,684        10,796     10,671   100,000      10,399     10,273   100,000
 10       17,793        12,136     12,073   100,000      11,580     11,517   100,000
 11       19,987        13,528     13,528   100,000      12,760     12,760   100,000
 12       22,268        14,930     14,930   100,000      13,936     13,936   100,000
 13       24,641        16,338     16,338   100,000      15,101     15,101   100,000
 14       27,109        17,751     17,751   100,000      16,251     16,251   100,000
 15       29,675        19,168     19,168   100,000      17,380     17,380   100,000
 16       32,344        20,591     20,591   100,000      18,482     18,482   100,000
 17       35,120        22,016     22,016   100,000      19,558     19,558   100,000
 18       38,007        23,440     23,440   100,000      20,603     20,603   100,000
 19       41,009        24,859     24,859   100,000      21,614     21,614   100,000
 20       44,131        26,266     26,266   100,000      22,580     22,580   100,000
 21       47,378        27,653     27,653   100,000      23,494     23,494   100,000
 22       50,755        29,016     29,016   100,000      24,346     24,346   100,000
 23       54,268        30,350     30,350   100,000      25,121     25,121   100,000
 24       57,920        31,646     31,646   100,000      25,802     25,802   100,000
 25       61,719        32,899     32,899   100,000      26,372     26,372   100,000
 30       83,118        38,174     38,174   100,000      26,901     26,901   100,000
 35      109,153        40,492     40,492   100,000      20,260     20,260   100,000
 40      140,828        36,497     36,497   100,000           0          0         0

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I                    ASSUMED HYPOTHETICAL GROSS   0% (-1.72% NET)
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN: ASSUMED            $1,425
$100,000 INITIAL SPECIFIED AMOUNT                ANNUAL PREMIUM (1):

         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------  --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH     ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)    VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ----------  ------------ -------- ----------
  1        1,496         1,220        843     100,000      1,219        842     100,000
  2        3,067         2,550      2,173     100,000      2,547      2,171     100,000
  3        4,717         4,001      3,625     100,000      3,998      3,621     100,000
  4        6,449         5,595      5,218     100,000      5,581      5,204     100,000
  5        8,268         7,357      6,981     100,000      7,311      6,935     100,000
  6       10,177         9,306      8,992     100,000      9,201      8,888     100,000
  7       12,182        11,461     11,210     100,000     11,267     11,016     100,000
  8       14,288        13,833     13,644     100,000     13,527     13,339     100,000
  9       16,498        16,456     16,331     100,000     16,002     15,876     100,000
 10       18,820        19,358     19,295     100,000     18,712     18,649     100,000
 11       21,257        22,593     22,593     100,000     21,689     21,689     100,000
 12       23,816        26,162     26,162     100,000     24,967     24,967     100,000
 13       26,503        30,100     30,100     100,000     28,578     28,578     100,000
 14       29,324        34,448     34,448     100,000     32,559     32,559     100,000
 15       32,287        39,254     39,254     100,000     36,952     36,952     100,000
 16       35,398        44,570     44,570     100,000     41,806     41,806     100,000
 17       38,664        50,455     50,455     100,000     47,177     47,177     100,000
 18       42,093        56,976     56,976     100,000     53,133     53,133     100,000
 19       45,694        64,212     64,212     100,000     59,749     59,749     100,000
 20       49,475        72,252     72,252     100,000     67,114     67,114     100,000
 21       53,445        81,188     81,188  105,544 (3)    75,330     75,330     100,000
 22       57,613        91,061     91,061  116,558 (3)    84,475     84,475  108,129 (3)
 23       61,990       101,957    101,957  128,465 (3)    94,561     94,561  119,146 (3)
 24       66,586       113,982    113,982  141,337 (3)   105,677    105,677  131,039 (3)
 25       71,412       127,255    127,255  155,251 (3)   117,931    117,931  143,875 (3)
 30       99,409       217,136    217,136  251,878 (3)   200,518    200,518  232,601 (3)
 35      135,142       364,549    364,549  390,068 (3)   335,269    335,269  358,738 (3)
 40      180,747       608,722    608,722  639,158 (3)   557,912    557,912  585,807 (3)

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I                    ASSUMED HYPOTHETICAL GROSS   0% (-1.72% NET)
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN: ASSUMED            $1,425
$100,000 INITIAL SPECIFIED AMOUNT                ANNUAL PREMIUM (1):

         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        1,482         1,069        693   101,069       1,068        692   101,068
  2        3,023         2,102      1,726   102,102       2,100      1,724   102,100
  3        4,626         3,100      2,723   103,100       3,096      2,720   103,096
  4        6,293         4,068      3,691   104,068       4,055      3,679   104,055
  5        8,027         5,020      4,643   105,020       4,976      4,600   104,976
  6        9,830         5,955      5,642   105,955       5,857      5,544   105,857
  7       11,705         6,875      6,624   106,875       6,696      6,445   106,696
  8       13,655         7,766      7,578   107,766       7,492      7,304   107,492
  9       15,684         8,643      8,517   108,643       8,244      8,118   108,244
 10       17,793         9,504      9,441   109,504       8,948      8,885   108,948
 11       19,987        10,372     10,372   110,372       9,604      9,604   109,604
 12       22,268        11,194     11,194   111,194      10,205     10,205   110,205
 13       24,641        11,968     11,968   111,968      10,745     10,745   110,745
 14       27,109        12,690     12,690   112,690      11,219     11,219   111,219
 15       29,675        13,358     13,358   113,358      11,621     11,621   111,621
 16       32,344        13,966     13,966   113,966      11,943     11,943   111,943
 17       35,120        14,510     14,510   114,510      12,180     12,180   112,180
 18       38,007        14,984     14,984   114,984      12,327     12,327   112,327
 19       41,009        15,381     15,381   115,381      12,381     12,381   112,381
 20       44,131        15,691     15,691   115,691      12,329     12,329   112,329
 21       47,378        15,903     15,903   115,903      12,163     12,163   112,163
 22       50,755        16,011     16,011   116,011      11,871     11,871   111,871
 23       54,268        16,005     16,005   116,005      11,438     11,438   111,438
 24       57,920        15,873     15,873   115,873      10,845     10,845   110,845
 25       61,719        15,607     15,607   115,607      10,073     10,073   110,073
 30       83,118        11,744     11,744   111,744       2,998      2,998   102,998
 35      109,153         1,973      1,973   101,973           0          0         0
 40      140,828             0          0         0           0          0         0

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I                    ASSUMED HYPOTHETICAL GROSS   0% (-1.72% NET)
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN: ASSUMED            $1,425
$100,000 INITIAL SPECIFIED AMOUNT                ANNUAL PREMIUM (1):

         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        1,482         1,118        742   101,118       1,117        741   101,117
  2        3,023         2,244      1,867   102,244       2,242      1,865   102,242
  3        4,626         3,377      3,000   103,377       3,374      2,997   103,374
  4        6,293         4,524      4,147   104,524       4,510      4,134   104,510
  5        8,027         5,697      5,320   105,697       5,652      5,275   105,652
  6        9,830         6,896      6,583   106,896       6,794      6,480   106,794
  7       11,705         8,124      7,873   108,124       7,935      7,684   107,935
  8       13,655         9,367      9,178   109,367       9,072      8,884   109,072
  9       15,684        10,638     10,512   110,638      10,205     10,079   110,205
 10       17,793        11,938     11,876   111,938      11,328     11,265   111,328
 11       19,987        13,290     13,290   113,290      12,439     12,439   112,439
 12       22,268        14,641     14,641   114,641      13,531     13,531   113,531
 13       24,641        15,988     15,988   115,988      14,597     14,597   114,597
 14       27,109        17,327     17,327   117,327      15,629     15,629   115,629
 15       29,675        18,653     18,653   118,653      16,619     16,619   116,619
 16       32,344        19,966     19,966   119,966      17,557     17,557   117,557
 17       35,120        21,259     21,259   121,259      18,435     18,435   118,435
 18       38,007        22,527     22,527   122,527      19,251     19,251   119,251
 19       41,009        23,758     23,758   123,758      19,995     19,995   119,995
 20       44,131        24,941     24,941   124,941      20,653     20,653   120,653
 21       47,378        26,062     26,062   126,062      21,211     21,211   121,211
 22       50,755        27,112     27,112   127,112      21,653     21,653   121,653
 23       54,268        28,075     28,075   128,075      21,958     21,958   121,958
 24       57,920        28,936     28,936   128,936      22,101     22,101   122,101
 25       61,719        29,680     29,680   129,680      22,054     22,054   122,054
 30       83,118        30,918     30,918   130,918      18,114     18,114   118,114
 35      109,153        25,440     25,440   125,440       4,518      4,518   104,518
 40      140,828         8,250      8,250   108,250           0          0         0

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I                    ASSUMED HYPOTHETICAL GROSS   0% (-1.72% NET)
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN: ASSUMED            $1,425
$100,000 INITIAL SPECIFIED AMOUNT                ANNUAL PREMIUM (1):

         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        1,496         1,217        840   101,217       1,216        839   101,216
  2        3,067         2,539      2,163   102,539       2,537      2,161   102,537
  3        4,717         3,979      3,603   103,979       3,976      3,599   103,976
  4        6,449         5,555      5,178   105,555       5,540      5,164   105,540
  5        8,268         7,292      6,915   107,292       7,243      6,867   107,243
  6       10,177         9,208      8,894   109,208       9,095      8,781   109,095
  7       12,182        11,321     11,070   111,321      11,109     10,858   111,109
  8       14,288        13,638     13,450   113,638      13,300     13,111   113,300
  9       16,498        16,194     16,068   116,194      15,683     15,557   115,683
 10       18,820        19,012     18,950   119,012      18,274     18,211   118,274
 11       21,257        22,150     22,150   122,150      21,097     21,097   121,097
 12       23,816        25,593     25,593   125,593      24,177     24,177   124,177
 13       26,503        29,370     29,370   129,370      27,534     27,534   127,534
 14       29,324        33,512     33,512   133,512      31,193     31,193   131,193
 15       32,287        38,055     38,055   138,055      35,177     35,177   135,177
 16       35,398        43,036     43,036   143,036      39,512     39,512   139,512
 17       38,664        48,495     48,495   148,495      44,228     44,228   144,228
 18       42,093        54,477     54,477   154,477      49,361     49,361   149,361
 19       45,694        61,029     61,029   161,029      54,949     54,949   154,949
 20       49,475        68,201     68,201   168,201      61,027     61,027   161,027
 21       53,445        76,046     76,046   176,046      67,637     67,637   167,637
 22       57,613        84,628     84,628   184,628      74,822     74,822   174,822
 23       61,990        94,014     94,014   194,014      82,624     82,624   182,624
 24       66,586       104,277    104,277   204,277      91,088     91,088   191,088
 25       71,412       115,498    115,498   215,498     100,262    100,262   200,262
 30       99,409       189,316    189,316   289,316     159,008    159,008   259,008
 35      135,142       304,124    304,124   404,124     246,001    246,001   346,001
 40      180,747       482,559    482,559   582,559     372,757    372,757   472,757

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           FOR USE IN ARKANSAS ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      of

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA


The section Postponement of Payments on page 27 of the Prospectus is deleted and
            ------------------------
amended to read as follow:

     Postponement of Payments. Payment of any amount upon surrender, withdrawal, policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of policyowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonable practicable to determine the value of net assets in Separate Account A.

     If payment of any death benefit is delayed for over 30 days, after the Company receives due proof of death, proceeds that are payable in one sum will be increased to include interest at a yearly rate of 8%.


EnII
Form 3-8511 Ed. 4/97

                          FOR USE IN CALIFORNIA ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The Division investing in the Gold Stock Portfolio is not available for Policies issued in California.

The definition of Net Premium on page 3 of the Prospectus is hereby deleted and amended to read as follows:

     Net Premium - The Gross premium less a 2.35% premium tax charge.

Section (a) under Charges and Deductions on page 7 of the Prospectus is hereby deleted and amended to read as follows:

     (a) Chubb Life deducts 2.35% of each premium payment received to cover state premium taxes imposed.

The section Premium Charges on page 16 of the Prospectus is hereby deleted and amended to read as follows:

     Premium Charges. Upon receipt of each premium payment and before allocation of payment among the General Account and divisions of Separate Account A, Chubb Life will deduct a premium tax charge of 2.35%.

FOR POLICYOWNERS AGE 60 AND OVER ONLY, the first paragraph of the Section Policy
                                                                          ------
Cancellation, Surrender and Lapse on page 8 and of the Prospectus is deleted and
---------------------------------
amended to read as follows, and the section Policy "Free Look" on page 16 of the
                                            -----------------
Prospectus is deleted and amended to read as follows:

The policyowner has the limited right to return a Policy for cancellation and full refund of all premiums paid. Chubb Life will cancel the Policy if it is returned by mail or personal delivery to Chubb Life or to the agent who sold the Policy, within 30 days after delivery of the Policy to the policyowner, within 45 days of the date of the execution of the application for insurance, or within 30 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. Chubb Life will return to the policyowner, within seven days, the Accumulation value of the Policy, plus any amounts deducted as a premium charge, as of the day the Policy is returned. Prior to the allocation date, the initial net premium will be deposited in Chubb Life's General Account.

Form 3-00698 Ed. 4/97

                           FOR USE IN COLORADO ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The first paragraph of the section Policy Cancellation, Surrender and Lapse on
                                   ----------------------------------------
page 8 and of the Prospectus is deleted and amended to read as follows, and the section Policy "Free Look" on page 16 of the Prospectus is deleted and amended
        ------------------
to read as follows:

The policyowner has the limited right to return a Policy for cancellation and full refund of all premiums paid. Chubb Life will cancel the Policy if it is returned by mail or personal delivery to Chubb Life or to the agent who said the Policy, within 20 days after delivery of the Policy to the policyowner, within 45 days of the date of the execution of the application for insurance, or within 20 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. Chubb Life will return to the policyowner, within seven days, all payments received on the Policy. Prior to the allocation date, the initial net premium will be deposited in Chubb Life's General Account; Chubb Life will retain any interest earned if the "free look" right is exercised.

The section Suicide on page 27 of the Prospectus is deleted and amended to read
            -------
as follows:

Suicide. The Policy does not cover the risk of suicide within one year from the
-------
Policy date or one year from the date of any increase in Specified Amount with respect to such increase, whether the Insured is sane or insane. In the event of suicide within one year of the policy date, the only liability of Chubb Life will be a refund of premiums paid, without interest, less any policy debt and less any withdrawal. In the event of suicide within one year of an increase in Specified Amount, the only liability of Chubb Life with respect to the increase will be a refund of the cost of insurance for such increase.

ENII
Form 3-8506 Ed. 4/97

                          FOR USE IN CONNECTICUT ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The third paragraph of the section Policy Loans on page 7 of the Prospectus is
                                   ------------
deleted and amended to read as follows:

  Interest is payable on policy loans at the rate of 8% compounded annually. Interest accrues on a daily basis from the date of the loan and is compounded annually. A policy loan may be prepaid in whole or in part at any time while the Policy is in force. When a loan repayment is made, accumulation value securing the policy debt in the General Account equal to the loan repayment will be allocated among the General Account and divisions of Separate Account A using the same percentages as used to allocate net premiums. See "CASH VALUE BENEFITS - Policy Loans".

The fourth paragraph of the section Policy Loans on page 24 of the Prospectus is
                                    ------------
deleted and amended to read as follows:

  Chubb Life will charge interest on any outstanding policy loan. The rate on policy loans is 8%, compounded annually. Interest is due and payable at the end of each policy year, and any interest not paid when due becomes loan principal.

The section Limitation on Right to Contest on page 26 of the Prospectus is
            ------------------------------
deleted and amended to read as follows:

  Limitation on Right to Contest. Chubb Life will not contest the insurance
  ------------------------------
  coverage provided under the Policy, except for any subsequent increase in Specified Amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. Any increase in the Specified Amount will not be contested after such increase has been in force during the lifetime of the insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

ENII
Form 3-8544 Ed. 4/97

                             FOR USE IN IDAHO ONLY

          Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The section Reinstatement on Page 16 of the Prospectus is deleted and amended to
            -------------
read as follows:

  Reinstatement. If the Policy lapses, the policyowner may reinstate the
  -------------
  Policy. The terms of the original contract will apply upon reinstatement. The accumulation value, before payment of the required reinstatement premium, will equal the accumulation value on the date of termination. The policy year on reinstatement will be measured from the policy date. An application for reinstatement may be made any time within five years of laps, but satisfactory proof of insurability and payment of a reinstatement premium is required. The reinstatement premium, after deduction of the premium tax charge, must be sufficient to cover monthly deductions for three policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, Chubb Life will require, at the election of the policyowner, repayment or reinstatement of the loan, with interest at a rate of 8% per year, before permitting reinstatement of the Policy. The effective date will be the date of approval of the reinstatement application, which will be as of a monthly anniversary date.

ENII
Form 3-8510 Ed. 4/97

                            FOR USE IN INDIANA ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997


                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The first paragraph of the section Policy Loans on Page 7 of the Prospectus
                                   ------------
is deleted and amended to read as follows:

   Policy Loans - After this policy has a cash value, a policyowner may borrow
   ------------
   against the cash value of his Policy. Generally, the maximum loan amount is 90% of the cash value of the Policy on the date of the loan. Loan interest is payable at the end of each policy year and all policy debt outstanding will be deducted from proceeds payable at the insured's death, upon maturity or upon surrender.

The last paragraph of the section Monthly Deduction on Page 17 of the Prospectus
                                  -----------------
is deleted and amended to read as follows:

   The monthly cost of insurance will be determined by Chubb Life based upon expectations as to future mortality experience, but can never exceed the rates shown in the table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. Such guaranteed maximum rates are based on the Commissioner's 1980 Standard Ordinary Mortality Table for attained ages 14 and below, and are based on the Commissioner's 1980 Standard Ordinary Smoker and Non-Smoker Mortality Table for attained ages 15 and above.

The first paragraph of the section Policy Loans on Page 24 of the Prospectus
                                   ------------
is deleted and amended to read as follows:

   Policy Loans - So long as the Policy remains in force, a policyowner may
   ------------
   borrow money from Chubb Life at any time after the policy has a cash value using the Policy as the only security for the loan. Loans have priority over the claims of any assignee or any other person. Generally, the maximum loan amount is 90% of the cash value at the end of the valuation period during which the loan request is received. The maximum amount which may be borrowed at any given time is the maximum loan amount reduced by any outstanding debt.


ENII
Form 3-8542 Ed. 4/97

                           FOR USE IN MARYLAND ONLY


         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997


                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The first paragraph of the section Allocation of Premiums on page 13 of the
                                   ----------------------
Prospectus is deleted and amended to read as follows:

      Allocation of Premiums: Premium payments, net of the premium tax charge, ----------------------- will be allocated on the Date of Receipt, among the General Account and the divisions of Separate Account A in accordance with the directions of the policyowner. The minimum percentage of any net premium payment allocated to any division or the General Account is 10%. The policyowner may change his or her allocation of future premium payments among the General Account and the divisions of Separate Account A by written notice to Chubb Life or by telephone without payment of any fee or penalties.

The section Guaranteed Death Benefit on page 20 of the Prospectus is deleted
            ------------------------
and amended to read as follows:

       Guaranteed Continuation Benefit Rider.  The policyowner may add a
       --------------------------------------
       Guaranteed Continuation Benefit Rider to the Policy under which the death benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on issue age, sex, smoking status, underwriting class. Specified Amount and death benefit option. If the Specified Amount is increased, an additional premium, based on attained age, will be required for such increase. There is a monthly charge for this rider. See "Optional Insurance Benefits."

ENII
Form 3-8539 Ed. 4/97

                         FOR USE IN MASSACHUSETTS ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      of

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA


All references in this prospectus to the insured's sex should be disregarded for policies issued in Massachusetts, and the maximum cost of insurance rates allowable will be based on the 1980 Commissioner's Standard Ordinary B Smoker/Nonsmoker Mortality Table.

The third paragraph of the section Summary on page 4 of the Prospectus is
                                   -------
deleted and amended to read as follows:

     The Policy is called "variable" because, unlike the fixed benefits of an ordinary whole life insurance contract, the accumulation value, the cash value and, under certain circumstances, the death benefit of the Policy may increase or decrease depending upon the Investment experience of the divisions of Chubb Separate Account A ("Separate Account A") to which premium payments have been allocated. So long as the Policy's cash value continues to be sufficient to pay the monthly deduction, all policyowners are guaranteed a minimum death benefit equal to the face amount of the Policy (the "Specified Amount"), less any outstanding policy debt. The applicant could lose his or her entire Investment, depending on the performance of the divisions of Separate Account A, and as a result there could be no death benefit absent additional payments made to keep the policy in force.

ENII
Form 3-6258 Ed.4/97

                           FOR USE IN MINNESOTA ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      of

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA



The third paragraph of the section Policy Loans on page 7 of the Prospectus is
                                   ------------
deleted and amended to read as follows:


     Interest is payable on policy loans at the rate of 8% compounded annually. Interest accrues on a daily basis from the date of the loan and is compounded annually. A policy loan may be prepaid in whole or in part at any time while the Policy is in force. When a loan repayment is made, accumulation value securing the policy debt in the General Account equal to the loan repayment will be allocated among the General Account and divisions of Separate Account A using the same percentages as used to allocate net premiums. See "CASH VALUE BENEFITS - Policy Loans".

The fourth paragraph of the section Policy Loans on page 24 of the Prospectus is
                                    ------------
deleted and amended to read as follows:

     Chubb Life will charge interest on any outstanding policy loan. The rate on policy loans is 8%, compounded annually. Interest is due and payable at the end of each policy year, and any interest not paid when due becomes loan principal.


ENII
Form 3-8507 Ed. 4/97

                           FOR USE IN MISSOURI ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The section Suicide on page 27 of the Prospectus is deleted and amended to read
            -------
as follows:

     Suicide - The Policy does not cover the risk of suicide within two years
     -------
     from the policy date, whether the Insured is sane or insane. In such event, the only liability of Chubb Life will be a refund of premiums paid without interest less any policy loan and less any withdrawal. The Policy does not cover the risk of suicide, whether sane or insane, within two years from the effective date of any increase in the Specified Amount with respect to such increase. In such event, the only liability of Chubb Life with respect to the increase will be to refund the cost of insurance for such increase. Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this policy where the policy is issued to a Missouri citizen unless the Company can show that the insured intended suicide when he applied for the policy, regardless of any language to the contrary in this policy.


ENII
Form 3-8504 Ed. 4/97

                            FOR USE IN MONTANA ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

Paragraph (b) of the section Charges and Deductions on page 7 of the Prospectus
                             ----------------------
is deleted and amended to read as follows:

  (b) There is a monthly deduction from each Policy's accumulation value in the General Account and/or the divisions of Separate Account A equal to the sum of
  (i) the cost of insurance, described below, and the cost of additional benefits provided by rider attached to the Policy; and (ii) a monthly administrative charge of $8.00. The cost of insurance charge is calculated on each monthly anniversary date. It is based on the issue age, policy year, and rating class of the insured. Monthly cost of insurance rates will be determined by Chubb Life based upon its expectations as to future mortality experience. Cost of insurance rates are guaranteed not to exceed or be increased above the maximum charge based upon the Commissioner's 1980 Standard Ordinary Mortality Table.

The Payment of Premiums, section on page 13 of the Prospectus is deleted and
    --------------------
amended to read as follows:

  Payment of Premiums. Premiums must be paid to Chubb Life at its service center
  --------------------
  in Chattanooga, Tennessee or through an authorized agent of Chubb Life for forwarding to Chubb Life's service center in Chattanooga, Tennessee. In addition, Chubb Life has instituted administrative procedures whereby premium payments in response to billing notices are sent directly to Chubb Life's bank. Unlike traditional insurance contracts, there is no fixed schedule of premium payments on a Policy either as to the amount or the timing of the payment. A policyowner may determine within specified limits, his or her own premium payment schedule. These limits will be set forth by Chubb Life and will include a minimum initial premium payment sufficient to keep the policy in force for two months and may also include limits on the total amount and frequency of payments in each policy year. No premium payment may be less than $25. In order to help the policyowner obtain the insurance benefits desired, a Planned Periodic Premium and Premium Frequency will be stated in each Policy. This premium will usually be based upon the policyowner's insurance need, his financial abilities and the current financial climate, in general, as well as on the Specified Amount of the Policy and the Insured's age and risk class. The policyowner is not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy; provided that the Policy's cash value, less policy debt, if any, is sufficient to pay monthly deductions. Conversely, adherence to the schedule of Planned Periodic Premiums will not assure that the Policy will remain in force. See "THE POLICY-Policy Lapse."

The fourth paragraph of the section Transfers on page 14 of the Prospectus is
                                    ---------
deleted and amended to read as follows:

  At any time the policyowner may transfer 100% of the Policy's accumulation value to the General Account and elect to have all future premium payments allocated to the General Account. While 100% of the Policy's accumulation value and all future premium payments are allocated to the General Account, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the Specified Amount, the attained age, and rating class of the insured. The minimum period will decrease if the policyowner subsequently elects to increase the Specified Amount, elects to surrender the Policy, or elects to make a withdrawal. The minimum period will increase if the policyowner elects to decrease the Specified Amount, additional premium payments are received, or the Company credits a higher interest rate or charges a lower cost of insurance rate than those guaranteed for the General Account.

The third paragraph of the section Monthly Deduction of page 18 of the
                                   -----------------
Prospectus if deleted and amended to read ad follows:

  The cost of insurance for the insured is determined on a monthly basis, and is determined separately for the initial Specified Amount and each subsequent increase in the Specified Amount. The monthly cost of insurance rate is based on the issue age, policy year, and rating class of the insured under the Policy. If we assume two insured's differ only with regard to on of the above bases, the effect of each of these bases on their monthly cost of insurance rates would be as follows:

  Issue Age: The cost of insurance rate for the younger insured will be less
  ---------
  than or equal to that for the older insured.

  Policy Year: The cost of insurance rate will increase as the policy year
  -----------
  increases. For two Insureds with the same rating class and attained age the cost of insurance rate for the Insured with the younger issue age will never exceed, and in some cases will be less than that for the Insured with the older issue age.

  Rating Class: The cost of insurance rates for nonsmokers will be less than or
  ------------
  equal to those for smokers. Cost of insurance rates may also differ due to the insured's medical condition, occupation, or avocation.

The section Misstatements on page 27 of the Prospectus is deleted and amended to
            -------------
read as follows:

  Misstatements. If the age of the insured has been misstated in an application,
  --------------
  including a reinstatement application, the amount payable under the Policy by reason of the death of the insured will be equal to the sum of the following:

  1.  The accumulation value on the date of death less any policy debt: and

  2. The death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age.

ENII
Form 3-8508 Ed. 4/97

                         FOR USE IN NORTH DAKOTA ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The section Suicide on page 27 of the Prospectus is deleted and amended to read
            -------
as follows:

  Suicide - The Policy does not cover the risk of suicide within one year from
  -------
  the Policy date or one year from the date of any increase in Specified Amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within one year of the policy date, the only liability of Chubb Life will be a refund of premiums paid, without interest, less any policy debt and less any withdrawal. In the event of suicide within one year of an increase in Specified Amount, the only liability of Chubb Life with respect to the increase will be a refund of the cost of insurance for such increase.

ENII
Form 3-8512 Ed. 4/97

                         FOR USE IN PENNSYLVANIA ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The section Misstatements on page 27 of the Prospectus is deleted and amended to
            -------------
read as follows:

     Misstatements - If the age or sex of the insured has been misstated, the
     -------------
     death benefit payable under this policy by reason of death of the Insured or the cash value available on surrender by the Owner, will be adjusted by the difference between the monthly deductions made and the monthly deductions which should have been made based on the current age and/or sex of the Insured, accumulated at the interest rates that were credited to the cash value. The monthly deduction is described in the Nonforfeiture Values section.


ENII
Form 3-8543 Ed. 4/97

                           FOR USE IN WISCONSIN ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The section Limitation on Right to Contest on page 28 of the Prospectus is
            ------------------------------
deleted and amended to read as follows:

Limitation on Right to Contest. Chubb Life will not contest the insurance
-------------------------------
coverage provided under the Policy, except for any subsequent increase in Specified Amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. Any accidental death or disability benefits which are provided by a rider may be contested at any time for misrepresentation. Any increase in the Specified Amount will not be contested after such increase has been in force during the lifetime of the insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

ENII
Form 3-8505 Ed. 4/97

                    FOR USE IN THE U.S. VIRGIN ISLANDS ONLY

         Supplement dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The second and third paragraphs of the section Policy Loans beginning on page 7
                                               ------------
of the Prospectus are deleted and amended to read as follows:

  A policyowner may allocate a policy loan among the General Account and the various divisions of Separate Account A. Accumulation value in each division equal to the policy debt so allocated will be transferred to the General Account. If loan interest is not paid when due, it becomes loan principal. An amount equal to the unpaid loan interest will be transferred to the General Account pro-rata from the accumulation value of the General Account and the divisions of Separate Account A. If no accumulation value is available in any of the divisions of Separate Account A, accumulation value held in the General Account will be set aside as loan collateral. Accumulation value held in the General Account for loan collateral earns interest daily at an effective rate of 4 1/2%.

  A policy loan accrues interest at a maximum rate of 6% compounded annually, or at any lower rate established by Chubb Life for any period during which the loan is outstanding. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of accumulation value which is held in the General Account to secure loans. The amount available at any time for a Type A loan equals the maximum loan amount less the DEFRA Guideline Single Premium, as set forth in the Code, less any outstanding Type A loans. All other loans are Type B Loans; a Type B loan is charged the prevailing interest rate, but not more than the maximum. It is possible for one loan request to result in both a Type A and Type B loan. Interest accrues on a daily basis from the date of the loan and is compounded annually. A policy loan may be prepaid in whole or in part at any time while the Policy is in force. When a loan repayment is made, accumulation value securing the policy debt in the General Account equal to the loan repayment will be allocated among the General Account and divisions of Separate Account A using the same percentages as used to allocate net premiums. See "CASH VALUE BENEFITS-Policy Loans".

The third, fourth and fifth paragraphs of the section Policy Loans beginning
                                                      ------------
on page 24 of the Prospectus are deleted and amended to read as follows:

  When a policy loan is made, a portion of the Policy's accumulation value sufficient to secure the loan will be transferred to the General Account. A policy loan removes the proceeds from the investment experience of Separate Account A which will have a permanent effect on the accumulation value and death benefit even if the loan is repaid. Any loan interest that is due and unpaid will also be so transferred. Accumulation value equal to policy debt in the General Account will accrue interest daily at an annual rate of 4 1/2%. The policyowner may allocate a policy loan among the General Account and the divisions of Separate Account A. If no such allocation is made the loan will be allocated among the General Account and divisions of Separate Account A in the same proportion that the accumulation value in the General Account less policy debt and the accumulation value in each division bears to the total accumulation value of the Policy, less policy debt, on the date of the loan.

  Chubb Life will charge interest on any outstanding policy loan. The maximum interest rate on policy loans is 6%, compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of accumulation value held in the General Account to secure loans. The amount available at any time for a Type A loan equals the maximum loan amount less the DEFRA Guideline Single Premium ("DGSP"), as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans; a Type B loan is charged the prevailing interest rate, but not more than the maximum. It is possible for one loan request to result in both a Type A and a Type B loan. A request for a loan will be granted first as a Type A loan, to the extent available, and then as a Type B loan. Once a policy loan is granted, it remains a Type A or Type B until it is repaid. Increases in the Specified Amount will affect the determination of the amount available for a Type A loan; however, decreases in the Specified Amount will not have any such effect.

  Chubb Life may, in its sole discretion, charge lower interest rates in the future. If the loan interest rate is ever less than 6%, Chubb Life can increase the rate once each policy year but by not more than 1% per year. With respect to outstanding policy loans, Chubb Life will send notice of any change in the interest rate to the policyowner and any assignee of record at Chubb Life's service center in Chattanooga, Tennessee at least 30 days before the effective date of the increase. The effective date of any increase in such interest rate shall not be less than twelve months after the effective date of the establishment of the previous rate. Interest is due and payable at the end of each policy year, and any interest not paid when due becomes loan principal.



ENII
Form 3-6270 Ed. 4/97

                             FOR USE IN UTAH ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The second paragraph of the section Surrender Privileges on page 23 of the
                                    --------------------
Prospectus is deleted and amended to read as follows:

The surrender value of the Policy equals the accumulation value less the surrender charge on the date the Company receives the request for surrender less any debt. Proceeds will generally be paid within seven days of the Date of Receipt of a request for surrender or withdrawal.

The section Postponement of Payments on page 27 of the Prospectus is deleted and
            ------------------------
amended to read as follows:

Postponement of Payments. Payment of any amount upon surrender, withdrawal,
-------------------------
policy loan, or benefits payable at death or maturity may be postponed whenever;
(i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of policyowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of net assets in Separate Account A.

If payment of any death benefit is delayed for over 30 days, after the Company receives due proof of death, proceeds that are payable in one sum will be increased to include interest at a yearly rate of 8%.

ENII
Form 3-8513 Ed. 4/97

                             FOR USE IN TEXAS ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The loan value section of the Definitions on page 3 of the Prospectus is deleted
                              -----------
and amended to read as follows:

     Loan value - Generally, the Policy's cash value on the date of a loan. Net premium - the premium paid multiplied by 97.5%

The first paragraph of the section Policy Loans on page 7 of the Prospectus is
                                   ------------
deleted and amended to read as follows:

     Policy Loans. After the first policy anniversary, a policyowner may borrow against the cash value of his Policy. The maximum loan amount is the cash value of the Policy on the date of the loan. Loan interest is payable at the end of each policy year and all policy debt outstanding will be deducted from proceeds payable at the insured's death, upon maturity, or upon surrender.

The second paragraph of the section Transfers on page 14 of the Prospectus is
                                    ---------
deleted and amended to read as follows:

     A transfer charge to cover administrative costs will be imposed each time amounts are transferred and will be deducted on a pro rata basis from the division or divisions of Separate Account A or the General Account into which the amount is transferred. However, no transfer charge will be imposed on the transfer of the initial net premium payments, plus interest earned, from the General Account to the divisions of Separate Account A on the allocation date or on loan repayments. In addition, Chubb Life currently permits 12 transfers per policy year without imposing a transfer charge. The charge will be lesser of $25 or 10% of the amount transferred. Currently, a policyowner may make an unlimited number of transfers; however, Chubb Life has reserved the right to revoke or modify transfer privileges and charges. The Owner will be notified 30 days in advance of any change. The minimum amount transferable will never exceed $1,000 and the transfer charge will never exceed $50.

The first paragraph of the section Policy Loans on page 24 of the Prospectus is
                                   ------------
deleted and amended to read as follows:

     Policy Loans. So long as the Policy remains in effect, a policyowner may borrow money from Chubb Life at any time after the first policy anniversary using the policy as the only security for the loan. Loans have priority over the claims of any assignee or any other person. The maximum loan amount is the cash value at the end of the valuation period during which the loan request is received. The maximum amount which may be borrowed at any given time is the maximum loan amount reduced by any outstanding policy debt.

ENII
Form 3-8541 Ed. 4/97

                          FOR USE IN PUERTO RICO ONLY

         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The section Reinstatement on Page 16 of the Prospectus is deleted and amended to
            -------------
read as follows:

    Reinstatement. If the Policy lapses, the policyowner may reinstate the
    --------------
    Policy. The terms of the original contract will apply upon reinstatement. The accumulation value, before payment of the required reinstatement premium, will equal the accumulation value on the date of termination. The policy year on reinstatement will be measured from the policy date. An application for reinstatement may be made any time within five years of lapse, but satisfactory proof of insurability and payment of a reinstatement premium is required. The reinstatement premium, after deduction of the premium tax charge, must be sufficient to cover monthly deductions for three policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, Chubb Life will require, at the election of the policyowner, repayment or reinstatement of the loan before permitting reinstatement of the Policy. The effective date will be the date of approval of the reinstatement application, which will be as of a monthly anniversary date.

ENII
Form 3-8540 Ed. 4/97

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                    UNDERTAKINGS REGARDING INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Chubb Life Insurance Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

   The cover sheet.
   The Prospectus consisting of 74 pages.
   The undertaking to file reports.
   The undertaking pursuant to Rule 484(b) (1) under the Securities
   Act of 1933.
   The Representations Regarding Fees and Charges.
   The signatures.
   Written consents of the following persons:

    (a) Michael J. LeBoeuf, FSA, MAAA, contained in Exhibit 6 below.
    (b) Ernst & Young LLP, contained in Exhibit 7 below.

The following exhibits:
1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

    (a) Certified copy of Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984 (in lieu of indenture or trust creating unit investment trust) (Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

    (b)  Not applicable

    (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to
    Exhibit 1(c)(i) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(iv) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (v) Schedule of Commissions. (Incorporated by reference to Exhibit 1(c)(v) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

    (d)  Not applicable

    (e) Specimen Policy with form of riders. 1,2,3,6,7. (Incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

    (f) (i) Amended and Restated Charter (with all amendments) of Chubb Life Insurance Company of America. Incorporated by Reference to Exhibit 1(f) (i) of Post-Effective Amendment No. 2 on

Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33-72830.

        (ii) By-Laws of Chubb Life Insurance Company of America. Incorporated by Reference to Exhibit 1(f) (ii) of Post-Effective Amendment No. 2 on Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33-72830.

    (g)  Not applicable.

    (h) (i) Fund Distribution Agreement between Chubb America Fund, Inc., and Chubb Securities Corporation (incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 7 to Form N-lA of Chubb America Fund Inc., filed on April 11, 1990, Registration
No. 2-94479).

        (ii) Amendment to Fund Distribution Agreement between Chubb America Fund, Inc. and Chubb Securities Corporation (incorporated by reference to
Exhibit 6(a) of Post-Effective Amendment No. 7 to Form N-lA of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

        (iii) Amended and Restated Investment Management Agreement between Chubb America Fund, Inc., and Chubb Investment Advisory Corporation (incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 7 to Form N-lA of Chubb America fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

        (iv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton, Galbraith & Hansberger Ltd. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 11 to Form N-lA of Chubb America Fund, Inc., filed April 14, 1993, Registration No. 2-94479).

        (vii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation (incorporated by reference to Exhibit 5(f) of Post-Effective Amendment No. 7 to Form N-lA of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

        (viii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, inc. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 7 to Form N-lA of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

        (ix) Sub-Investment Management Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Pioneering Management Corporation (incorporated by reference to Exhibit 5(g) of Post-Effective Amendment No. 7 of Form N-lA of Chubb America

Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

        (x) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(h) of Post-Effective Amendment No. 9 to Form N-lA of Chubb America, Inc., filed February 28, 1992, Registration No. 2-94479).

        (xi) Custodian Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to Form N-lA of Chubb America Fund, Inc., filed on February 21, 1991, Registration No. 2-94479).

        (xii) Amendment to the Custodial Services Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 11 to Form N-lA of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

        (xiii) Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 of Form N-lA of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

        (xiv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Growth and Income Portfolio (incorporated by reference to Exhibit 5(i) of Post-Effective Amendment No. 9 of Form N-lA of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

        (xv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Capital Growth Portfolio (incorporated by reference to Exhibit 5(j) of Post-Effective Amendment No. 9 to Form N-lA of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

        (xvii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(1) of Post-Effective Amendment No. 11 to Form N-lA of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

        (xviii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation (incorporated by reference to Exhibit 5(m) of Post-Effective Amendment No. 11 to Form N-lA of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

        (xix) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Phoenix Investment Counsel, Inc. (incorporated by reference to Exhibit 5(n) of Post-Amendment No. 11 to Form N-lA of Chubb America Fund, inc. filed on April 14, 1993, Registration No. 2-94479).

        (xx) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

        (xx) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form 12 to Form N-lA of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

        (xxi) Form of Sub-Investment Management Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(q) of Post-Effective Amendment No. 12 to Form N-lA of Chubb America Fund, Inc., filed on February 14, 1995, Registration No. 2-94479).

      (i)  Not Applicable.

      (j)  Application.

2. Specimen Policy. (Same as 1(e)).

3. Opinion of counsel.

4. Not Applicable.

5  Not Applicable.

6. Actuarial opinion and consent of Michael J. LeBoeuf, FSA, MAAA.

7. Consent of Ernst & Young LLP.

8. Procedures Memorandum, as amended, pursuant to Rule 6e-
   3(T) (b) (12) (iii) under the 1940 Act.

9. Specimen Notice of Right of Withdrawal, pursuant to Rule
   6e3 (T) (b) (13) (viii). (Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

10. Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T) (b) (13) (iii) (F).

11. (a) Not Applicable.
    (b) Not Applicable.

12. (Incorporated by reference to Exhibit 12 of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed December 10, 1993, File No. 33-72830).

13. (Incorporated by reference to Exhibit 13 of Post- Effective
    Amendment No. 2 to the Registration Statement on Form S-6 of
    Chubb Separate Account C, filed December 10, 1993, File No.
    33-72830).

14. Powers of Attorney.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Chubb Separate Account A certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 13 to the Registration Statement and, has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 12th day of April, 1997.

(SEAL)                             CHUBB SEPARATE ACCOUNT A
                                     (Registrant)
                                   CHUBB LIFE INSURANCE COMPANY OF
                                   AMERICA (Depositor)

                                           /s/ Frederick H. Condon
                                   By:_______________________________
                                            Frederick H. Condon


                                   Title:  Senior Vice President,
                                           General Counsel and Secretary
                                           -----------------------------


ATTEST:

  /s/ Charles C. Cornelio
---------------------------
Charles C. Cornelio
Assistant Secretary

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Chubb Life Insurance Company of America certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 13 to the Registration Statement and has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 12th day of April, 1997.

[SEAL APPEARS HERE]                      CHUBB LIFE INSURANCE COMPANY OF AMERICA


                                         By: /s/ Frederick H. Condon
                                            ----------------------------
                                                 Frederick H. Condon

                                         Title: Senior Vice President
                                                General Counsel and Secretary
                                                -----------------------------

ATTEST:

/s/ Charles C. Cornelio
--------------------------
Charles C. Cornelio
Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signatures                       Title
            ----------                       -----

           *
------------------------------------ Director
      John C. Beck

           *
------------------------------------ Director
      James I. Cash

           *
------------------------------------ Director, Vice Chairman
      Percy Chubb, III

           *
------------------------------------ Director
      Joel J. Cohen

              Signatures                 Title
              ----------                 -----


               *
------------------------------------   Director
         David H. Hoag


               *
------------------------------------   Director
         Robert V. Lindsay


               *
------------------------------------   Director
         Thomas C. MacAvoy


               *
------------------------------------   Director
         Gertrude G. Michelson


               *
------------------------------------   Director, Chairman
         Dean R. O'Hare


               *
------------------------------------   Director
         Warren B. Rudman


               *
------------------------------------   Director
         Sir David G. Scholey, COE


               *
------------------------------------   Director
         Raymond G.H. Seitz


               *
------------------------------------   Vice President and
         Russell C. Simpson               Treasurer


               *
------------------------------------   Director
         Lawrence M. Small


               *
------------------------------------   President and Chief
         Theresa M. Stone                 Executive Officer


               *
------------------------------------   Executive Vice President and
         Richard V. Werner                Chief Financial Officer

             Signatures                      Title
             ----------                      -----



-------------------------------- Director
      Richard D. Wood

By:  /s/ Frederick H. Condon
     -------------------------------
     Frederick H. Condon, Attorney-
     in-Fact, executed on the 12th
     day of April, 1997, pursuant to
     Powers of Attorney filed as
     Exhibit 14 hereto.

                                 EXHIBIT INDEX

3.             Opinion of Counsel..................................

6.             Actuarial Opinion and Consent of
               Michael J. Leboeuf, FSA, MAAA........................

7.             Consent of Ernst & Young LLP
               Independent Auditors................................

8.             Procedures Memorandum, as amended May 1, 1997......

10.            Representations, Description and Undertakings
               Regarding Mortality and Risk Charge Pursuant
               to Rule 6e-3(T)(b)(13)(iii)(F)......................

14.            Powers of Attorney